OCTOBER 31, 2002

[LOGO OMITTED - SHIELD] ABN AMRO ASSET MANAGEMENT

Annual Report 2002

     ABN AMRO ASSET MANAGEMENT (USA) LLC O CHICAGO CAPITAL MANAGEMENT, INC.
             MONTAG & CALDWELL, INC. O TAMRO CAPITAL PARTNERS LLC O
                          VEREDUS ASSET MANAGEMENT LLC

                                                                  ABN AMRO Funds

                                                       CLASS N & I SHARES
                                                       Domestic Equity/Large Cap
                                                       Domestic Equity/Mid Cap
                                                       Domestic Equity/Small Cap
                                                       Sector
                                                       Balanced
                                                       International Equity
                                                       Fixed Income
                                                       Money Market

ABN AMRO Funds

Dear Fellow Shareholder,


The past year has been among the most difficult stock market environments we have ever experienced. Corporate accounting scandals, continued geopolitical risks and an anemic global economy all conspired to create one of the worst bear markets in recent history. While October, the final month of the period, saw a substantial rally, the month's gains were not enough to compensate for earlier losses.

As most often is the case, what troubled the stock market benefited bonds. The Federal Reserve lowered interest rates twice at the beginning of the period, sending bond prices higher and bond yields - which move in the opposite direction of bond prices - lower. As hopes for a strong economic recovery were dashed and stocks continued their volatile downward trajectory, investors flocked to the perceived safety of bonds, with many abandoning the stock market altogether.

This dichotomy points out the importance of two of the key elements of long-term investing: diversification and rebalancing. While the concept of diversification
- establishing a portfolio with set allocations for a number of different asset classes - is relatively easy to understand, rebalancing can seem counterintuitive to many investors.

In order to rebalance a portfolio, investors need to establish a schedule - quarterly or annually are common - to examine their portfolios and make sure they still adhere to their original asset class allocation. Obviously, asset classes that have performed well will now occupy a larger percentage of the portfolio, while the allocations of poorly performing asset classes will have shrunk. To rebalance, an investor would sell a portion of the "hot" asset class and invest more in the "losers" in order to re-establish the original allocations. Essentially, rebalancing forces investors to buy low and sell high.

Having the fortitude to rebalance is not always easy. Long-term investing sometimes requires the discipline to buy when everyone else is selling, and the courage to sell when everyone else is buying. I see this discipline every day among our investment managers. Regardless of the market climate, they have been steadfastly adhering to their investment processes, and the results speak for themselves. ABN AMRO Funds currently has 12 funds rated three stars or higher from Morningstar*, while nine of our funds have been designated Lipper Leaders for Preservation of Capital, Consistent Return and Total Return.

We will continue to strive to exceed your expectations. Your trust is the greatest asset we hold at ABN AMRO Funds.

Sincerely,

/S/ KENNETH C. ANDERSON

Kenneth C. Anderson
President
ABN AMRO Funds



* RATINGS AS OF OCTOBER 31, 2002. FAVORABLE MORNINGSTAR AND LIPPER RATINGS DO NOT NECESSARILY INDICATE POSITIVE RETURNS. VISIT ABNAMROFUNDS.COM FOR THE MOST UP-TO-DATE PERFORMANCE INFORMATION ON THE ABN AMRO FUNDS.


ABN AMRO FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., KING OF PRUSSIA, PA 19406. ALTHOUGH THE FUNDS ARE NO-LOAD, OTHER FEES AND EXPENSES DO APPLY AS DESCRIBED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


             Shareholder Services 800 992-8151 www.abnamrofunds.com
     ABN AMRO Asset Management (USA) LLC o Chicago Capital Management, Inc.
            Montag & Caldwell, Inc. o Veredus Asset Management LLC o
                           TAMRO Capital Partners LLC

TABLE OF CONTENTS

Portfolio Manager Commentaries....................       2
Schedule of Investments...........................      21
Statement of Assets and Liabilities...............      62
Statement of Operations...........................      66
Statement of Changes in Net Assets................      72
Financial Highlights..............................      82
Notes to Financial Statements.....................     105

EQUITY FUNDS
  Chicago Capital Growth Fund
  Montag & Caldwell Growth Fund
  TAMRO Large Cap Value Fund
  Value Fund
  Veredus Select Growth Fund
  Talon Mid Cap Fund
  TAMRO Small Cap Fund
  Veredus Aggressive Growth Fund
  Real Estate Fund
  Veredus SciTech Fund

INDEX AND ENHANCED INDEX FUNDS
  Equity Plus Fund
  Select Small Cap Fund

BALANCED FUNDS
  Chicago Capital Balanced Fund
  Montag & Caldwell Balanced Fund

INTERNATIONAL FUND
  International Equity Fund
  Global Emerging Markets Fund*

BOND FUNDS
  Chicago Capital Bond Fund
  Investment Grade Bond Fund
  Chicago Capital Municipal Bond Fund

MONEY MARKET FUND
  Chicago Capital Money Market Fund


              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

ABN AMRO IS A REGISTERED SERVICE MARK OF ABN AMRO HOLDING N.V. ALL RIGHTS RESERVED. ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC. WHICH IS NOT AN ADVISER AFFILIATE.

* As of the date of this annual report, this Fund has not yet commenced operations.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
                              Bernard F. Myszkowski, CFA & Richard S. Drake, CFA

Q.  How did the Fund perform during the fiscal year ending October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Chicago Capital Growth Fund, Class N and Class I, posted total returns of -8.76% and -8.51%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned -18.63% and the Fund's benchmark, the Standard & Poor's 500 Index (the "S&P(R) 500 Index"), returned -15.10%.

Q.  Can you describe the investment environment?
--------

A. While the period started with a brief rally in November and December of last year as the stock market rebounded from its post-September 11 drop, signs of continued economic weakness, corporate accounting scandals and increased geopolitical tensions soon manifested themselves in lower stock prices. Although there were some brief and tenuous rallies, the overall tone of the market has been decidedly negative as fears of a "double-dip" recession and anemic economic data prevailed. Despite interest rates at 40-year lows, corporate investment remained subdued. Even the seemingly unstoppable American consumer, often held up as the catalyst to bring the economy out of its doldrums, began to flag toward the end of the period as increasing job losses began to take their toll.

    Throughout the period, we've kept our focus on the long term, selecting good quality companies with strong sales, return-on-equity and earnings stability. We buy stocks with the intention of holding them for years, not months.

Q.  What were the key contributors to the Fund's performance during the past
--------
    year?

A. We believe that our long-term focus, sector diversification and risk controls were the keys to our outperforming our benchmark and peer group. One of our strongest performers was H&R Block (2.50% of net assets), which we added toward the beginning of the period. Best known for their tax-preparation service, H&R Block has been successful in leveraging their brand to add new services for its customers, including mortgages and financial planning. We also added Medtronic (3.41%), a leading manufacturer of medical devices including pacemakers and defibrillators. With strong management and a great product line, Medtronic has proved to be an excellent addition to our portfolio.

    While we are still overweight in technology, we have reduced our exposure over the period. Until we see clear signs of an economic recovery, we don't expect corporations to increase their capital spending, and most technology companies will continue to underperform as a result.

Q.  What is your outlook?
--------

A. Investors currently are focused almost exclusively on the negative, and we don't expect that to change until the economy shows signs of continued improvement. Once a recovery is more clearly in sight, we anticipate that investors will begin to move back into the stock market, which should improve both expectations and valuations, particularly for companies with consistent and predictable earnings growth.

    Regardless of the slope and timing of the recovery, we will continue to manage the Fund as we always have. We believe we have a portfolio of high-quality growth companies that could provide us with strong long-term performance and we will continue to be fully invested throughout this volatile period.


[BEGIN SIDEBAR]
                                 CHICAGO CAPITAL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Chicago
         Capital Growth Fund -                         Lipper Large-Cap
            Class N Shares         S&P(R) 500 Index    Growth Fund Index
12/13/93         10000                  10000                10000
10/31/94         10173                  10360                10535
10/31/95         13088                  13096                13371
10/31/96         16619                  16250                16021
10/31/97         20801                  21466                20482
10/31/98         26090                  26185                24417
10/31/99         33321                  32902                33489
10/31/00         39858                  34902                36449
10/31/01         29514                  26215                21771
10/31/02         26929                  22256                17715

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
              Total Returns - Class N
              -----------------------
One Year              (8.76)%
Five Year              5.30%
Since Inception       11.80%

                  Average Annual
              Total Returns - Class I
              -----------------------
One Year              (8.51)%
Five Year               N/A
Since Inception      (12.82)%

Chicago Capital Growth Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. Chicago Capital Management, Inc. ("CCM") is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) shares, which commenced investment operations on December 13, 1993 and Class I (Institutional) shares, which commenced investment operations on July 31, 2000. [END SIDEBAR]

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Montag & Caldwell Growth Fund, Class N and Class I, returned -15.16% and -14.91%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned -18.63%, while the Fund's benchmark, the S&P(R) 500 Index, returned -15.10%.

Q.  How would you describe the investment environment?
--------

A. Over the course of the past twelve months, we saw the economy begin to move from recession to a slow recovery. This transition lies at the root of much of the volatility we've seen in the market. Early in the period, markets rallied back from the events of September 11 in anticipation of better economic conditions in 2002. Investor faith was soon shaken, however, by a steady stream of corporate accounting scandals and continued unrest in the Middle East, causing stocks to fall for most of the period. While October brought a strong rally, it was not enough to compensate for the weakness we had experienced earlier in the year.

Q.  What factors affected the Fund's performance?
--------

A. A lack of pricing power and continued excess capacity have created a challenging environment for corporate earnings. In many ways, the current situation is similar to the U.S. economy of the 1960s, with low inflation, low interest rates, and low corporate profit growth. In this environment, we continue to search for good quality companies that can reach double-digit growth regardless of the slope of the recovery. With inflation and interest rates at historic lows and accounting standards tightened, companies that can still achieve consistent profit growth are likely to be rewarded with higher price-earnings multiples.

    Our overweight in the consumer staples sector proved to be advantageous to the portfolio, with strong relative returns from Procter & Gamble (4.62%) and Coca-Cola (4.88%). Our below-index weighting in technology also aided performance, even as our strongest performer of the twelve-month period - videogame-maker Electronic Arts (2.92%) - came from the sector. While our views on the technology sector have improved as valuations have come down, we remain wary. Profits in the technology sectors are likely to prove disappointing due to excess capacity and a slow recovery in capital spending.

Q.  What is your outlook?
--------

A. We continue to believe that the combination of low inflation, low interest rates and an accommodative Federal Reserve (the "Fed") will keep the economy out of a "double-dip" recession. That said, the economic recovery is likely to be moderate, but ongoing. Stocks have fallen to the point where their valuations are reasonable relative to bond yields, and consumer spending continues to hold up well. While the market may have gotten a little ahead of itself in October, we believe that stocks will work their way higher over the next twelve months.

    In addition, we are entering the third year of President Bush's tenure in office. Since World War II, every third year of a president's term has been a positive for the market, with an average gain of 18%. We pay attention to historical trends that tend to be repeated, particularly if they make sense to us. In the typical pattern, a president will work through the country's economic problems early on in his term, then use the third year to boost the economy in time for re-election. We expect to see additional fiscal stimuli put in place early in 2003.

[BEGIN SIDEBAR]
                                MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Montag &
          Caldwell Growth Fund                         Lipper Large-Cap
            - Class N Shares       S&P(R) 500 Index    Growth Fund Index
11/02/94         10000                  10000                10000
10/31/95         13187                  12641                13177
10/31/96         17131                  15685                15789
10/31/97         22925                  20720                20184
10/31/98         27027                  25277                24062
10/31/99         34958                  31761                33001
10/31/00         34623                  33692                35918
10/31/01         28608                  25306                21454
10/31/02         24271                  21485                17457

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
              Total Returns - Class N
              -----------------------
One Year             (15.16)%
Five Year              1.15%
Since Inception       11.73%

                  Average Annual
              Total Returns - Class I
              -----------------------
One Year             (14.91)%
Five Year              1.44%
Since Inception        7.50%

Montag & Caldwell Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) shares, which commenced investment operations on November 2, 1994 and Class I (Institutional) shares, which commenced investment operations on June 28, 1996.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

TAMRO LARGE CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q.  How did the Fund perform during the fiscal year ending October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, TAMRO Large Cap Value Fund, Class N, returned -12.01%. By comparison, the Fund's peer group, the Lipper Large-Cap Value Index, returned -14.27% and its benchmark, the S&P(R)/Barra Value Index, returned -15.78%.

Q.  How would you describe the investment environment?
--------

A. While the ingredients for a recovery from a recession - subdued inflation, low interest rates and an accommodative - were all in place, these positive developments were more than offset by concerns over a potential war with Iraq and questions about the sustainability of strong consumer spending.

Q.  What factors affected the Fund's performance?
--------

A. Of our three investment themes - restructuring, consolidation and new products - consolidation has been the most prominent in this economic environment. With corporate spending tightened, companies have been investing less in research and development, which limits new products, and while a large number of companies are attempting to restructure, investors are far less willing to allow for the missteps and setbacks that often accompany restructuring. Consolidation, however, has continued to be a successful strategy, with a number of companies acquiring competitors at bargain prices.

    One key consolidator has been Berkshire Hathaway (4.66%). Berkshire was able to use the volatility following September 11 to consolidate its position in the insurance industry. When insurance pricing began to improve, Berkshire benefited dramatically. Similarly, Washington Mutual (3.42%), a leading consolidator in Savings & Loans, benefited from the year-long decline in mortgage rates and the continued strength of the housing market.

    We also acquired convertible preferred securities of Motorola (1.32%) and Capital One (1.53%). These securities offer a high current yield, but will ultimately be converted into common stock. Despite challenging market conditions, Motorola has returned to profitability after undergoing substantial restructuring over the past couple of years. Capital One is a leading credit card marketer that differentiates itself on its superior use of technology in marketing and credit decisions. The company's low valuation reflects the risks associated with increased regulatory scrutiny and a modest economic slowdown, but does not reflect the company's opportunities to leverage its technology in new areas.

    The sector weightings that result from our bottom-up stock picking indicate where we currently find value. At the end of the period, we were most heavily weighted in finance, consumer discretionary and consumer staples, while we were most underweight in materials, utilities and energy. Thematically, the portfolio is 65% consolidation, 30% restructurings and 5% new products.

Q.  What is your outlook?
--------

A. We remain optimistic that the economy is beginning to emerge from its slowdown, but continue to believe that the recovery will be more muted than those in the past. Pent-up consumer demand has typically been a key driver of economic recoveries, but with consumers maintaining high levels of spending throughout the slow-down, pent-up demand is likely to be weak. Without a new surge in consumer spending, we suspect that a slow, gradual recovery is most likely. A rebound in the global marketplace, which has been almost uniformly weak, could help accelerate growth in the United States.


[BEGIN SIDEBAR]
                                   TAMRO LARGE
                                 CAP VALUE FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            TAMRO Large       S&P(R)/Barra   Lipper Large Cap
           Cap Value Fund      Value Index   Value Fund Index
11/30/00        10000              10000          10000
04/30/01        10570              10495          10139
10/31/01         9689               8599           8805
04/30/02        10232               8935           9280
10/31/02         8525               7241           7549

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R)/BARRA VALUE INDEX AND LIPPER LARGE-CAP VALUE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                 ----------------
One Year             (12.01)%
Five Year               N/A
Since Inception       (7.98)%

TAMRO Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of improving quality, large-capitalization U.S. companies. TAMRO Capital Partners LLC ("TAMRO") is the Adviser to the Fund, which commenced operations on November 30, 2000.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

VALUE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the fiscal year ending October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Value Fund, Class N, returned -7.58%. In comparison, the Fund's peer group, the Lipper Large-Cap Value Index, returned -14.27%, while the Fund's benchmark, the S&P(R)/BARRA Value Index, returneD -15.78%.

Q.  How would you describe the investment environment?
--------

A. With continued - albeit slow - economic growth, low inflation and low interest rates, the macroeconomic backdrop for this period doesn't look as bad as the overall market's performance would make it seem. Concerns over both the level and quality of corporate earnings and corporate misdeeds have been far more responsible for the market's woes, compounded by continued geopolitical uncertainty. That said, value stocks dramatically outpaced their growth stock counterparts as investors gravitated toward more stable industry sectors and reasonably priced stocks.

    In this environment, stock selection has been crucial. The differential between the performance of industry sectors has been dwarfed by the performance differential between stocks within sectors. While sector selection still matters, investors have been far more focused on the quality of a company's balance sheet and management team. Successful stocks could be found in almost every industry sector.

Q.  What factors impacted the Fund's performance?
--------

A. We believe that our outperformance beyond our benchmark and peer group can be explained in one word - quality. While we seek out stocks that are selling at reasonable valuations, we are not willing to sacrifice quality for cheapness, and this has greatly benefited the Fund's performance over the period.

    The strongest contributors to the Fund's performance were found in the leisure and media industries. Advertising, which had virtually stopped in the wake of September 11, strongly rebounded in 2002 and our stocks in the media sector, including Gannett (1.88%), Tribune (0.89%) and Viacom (1.90%), all performed well as a result.

    Our holdings in the energy sector also contributed to the Fund's performance. We avoided companies involved in energy trading which were hurt badly in the wake of the Enron scandal, and instead chose those in more heavily regulated industries, like Keyspan (0.64%), a holding company for gas distributors. While investors in a more bullish market environment often avoid these companies, their steady income streams and high yields proved popular this year.

Q.  What factors will shape the market's performance in the year to come?
--------

A. While October 2002 saw a strong rally in the market, it did not necessarily herald a return to strong growth for the economy. We remain concerned about consumer leverage. The American consumer, long held up as the savior of the economy, is deep in debt, and car and housing sales will not stay strong forever. We're optimistic, however, that the restructuring currently going on in corporate America will allow earnings to strengthen, giving companies an impetus to increase capital spending.


[BEGIN SIDEBAR]
                                   VALUE FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                        S&P(R)/Barra    Lipper Large-Cap    Russell 1000
           Value Fund    Value Index    Value Fund Index    Value Index
01/04/93     10000          10000            10000             10000
12/31/93     10666          11860            11327             11807
12/31/94     10666          11785            11347             11573
12/31/95     14082          16145            15119             16013
12/31/96     16959          19697            18305             19478
12/31/97     22131          25603            23516             26330
12/31/98     23340          29362            27806             30446
12/31/99     25941          33096            30803             32683
12/31/00     25765          35108            31404             34974
10/31/01     20907          28712            26580             30487
10/31/02     19321          24181            22787             27432

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R)/BARRA VALUE INDEX, LIPPER LARGE-CAP VALUE FUND INDEX AND RUSSELL 1000 VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year              (7.58)%
Five Year             (1.36)%
Since Inception        6.94%

Value Fund seeks to provide total return through long-term capital appreciation and current income. The Fund invests primarily in common stocks that are undervalued and have good prospects for earnings growth. AAAM is the Adviser for the Fund, which commenced operations on January 4, 1993. Effective December 31, 2001, MFS Institutional Advisers, Inc. became the Sub-Adviser of the Fund. Prior to that, Mellon Equity Associates LLP was the Sub-Adviser.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

VEREDUS SELECT GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
    B. Anthony Weber, Charles P. McCurdy, Jr., CFA & Charles F. Mercer, Jr., CFA

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. Since its inception date of December 31, 2001 through October 31, 2002, Veredus Select Growth Fund, Class N, returned -27.10%. By comparison, the Fund's peer group, the Lipper Multi-Cap Core Fund Index, produced a total return of -21.74%, while the Fund's benchmark, Russell 1000 Index, returned -21.54%.

Q.  How did you select stocks for the portfolio?
--------

A. Instead of focusing on hot stocks or sectors, we take a disciplined, process-driven approach to find the right mid- and large-cap companies to hold in our portfolio. Our underlying philosophy guides our investment management process: We believe that positive earnings surprise is the key driver of stock price change. With our bottom-up quantitative research process, we start with the entire universe of 7,000 mid-to-large cap companies, and then narrow this down to approximately 200 companies using our proprietary earnings revision model. We then examine balance sheets to find companies that are making more than they are spending. This usually brings the list down to about 125 stocks. At this point, we apply closer scrutiny to the fundamentals to pare the list down to 50 to 70 names.

Q.  What factors have affected the Fund's performance?
--------

A. The past twelve months have been difficult for stocks across the board. A weak economic environment and a number of external factors, including the threat of a war with Iraq and a crisis of confidence in corporate governance, created the worst stock market environment we can remember.

    That said, there were a few bright spots in our portfolio. We found some success in the media industry, particularly with our largest holding, Gannett (4.21%), the owner of a large number of newspapers and television stations. Deregulation helped Gannett to improve its operating margins, while an improvement in local television advertising rates aided the profits of its broadcast division. Similarly, Fox (4.06%) benefited not only from improved ad spending but also from improved ratings, which gave them the leverage to raise their asking rates for advertising.

    Nextel (2.61%), the wireless phone company, was another successful holding. Instead of continuing to invest in the latest wireless technologies (and incur more debt), Nextel decided to focus on its core customers and get its financial house in order. By limiting capital spending, Nextel was able to control its cash flow and buy back debt.

Q.  What is your outlook?
--------

A. We continue to believe that the American consumer will lead the global economic recovery. With interest rates at historic lows and mortgage refinancings continuing at a record pace, the consumer should be able to stay strong until corporations begin to step up their own spending. While the economic recovery has been slow, we believe that investors will be rewarded for their patience when the recovery finally gains momentum.


[BEGIN SIDEBAR]
                                 VEREDUS SELECT
                                   GROWTH FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Veredus Select                        Russell 1000    Lipper Multi-Cap
           Growth Fund    Russell 1000 Index   Growth Index     Core Fund Index
12/30/01     10000              10000              10000            10000
04/30/02      9030               9497               8946             9566
10/31/02      7290               7846               7348             7826

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 1000 INDEX, RUSSELL 1000 GROWTH INDEX AND LIPPER MULTI-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPTIAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                   Total Returns
                   -------------
One Year                N/A
Five Year               N/A
Since Inception      (27.10)%

Veredus Select Growth Fund seeks to provide capital appreciation. The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or are expected to grow, at an accelerated rate. Veredus Asset Management LLC ("Veredus") is the Adviser for the Fund, which commenced investment operations on December 31, 2001.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

TALON MID CAP FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                               Thyra E. Zerhusen

Q.  How did the Fund perform during the fiscal year ending October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Talon Mid Cap Fund, Class N, returned -7.88%. By comparison, the Fund's peer group, the Lipper Mid-Cap Value Index, produced a total return of -6.92%, while the Fund's benchmark, the S&P(R) 400 Mid-CaP Index, returned -4.78%.

Q.  How would you describe the investment environment?
--------

A. There's no question that the year has been extremely difficult, both for the Fund and the market overall. Objectively, the market environment doesn't look that bad - productivity has been increasing, interest rates are low, and inflation is in check - but the uncertainty surrounding the geopolitical situation in the Middle East and concerns regarding corporate accounting made investors skittish throughout most of the period. While the rally in October 2002 certainly aided the market's mood (and the Fund's performance), it's too early to tell if that marked a turning point or was just another manifestation of the market's volatility.

    Throughout the period, we have used the market's swings as opportunities to purchase companies with good growth potential that we believe have been temporarily undervalued.

Q.  What were the key contributors to the Fund's performance during the
--------
    past year?

A. Our overweight in technology stocks was by far the biggest influence on the Fund's performance. For the majority of the period, technology stocks were all painted with the same broad brush, and a negative comment from one influential company could bring down the entire sector. While this hurt the Fund's performance, particularly in the May through September period, it also brought valuations on some of our companies down to extremely low levels, and we were able to benefit by increasing some positions at very reasonable prices.

    While our technology holdings overall proved to be a drag on performance, one of our best performers came from the sector. Yahoo! (4.35%) rose more than 30% for the year, as Web advertising spending began to pick up. Hearst Argyle Television (2.01%), a more traditional media company, also benefited from the pick-up in advertising spending. Unisys, our largest holding, proved disappointing over the period. While the company has been gaining market share and winning major contracts, the stock has been hurt by negative news from other technology services companies.

    Over the last year, we initiated a new position in BorgWarner (3.36%), a leading manufacturer of automotive power train systems. The company introduced a fuel efficient diesel turbocharger and has been very successful in gaining new European customers. While the company has been growing both the top- and bottom-line at double-digit rates, the stock is still selling at a very attractive valuation.

Q.  What is your outlook?
--------

A. While this has been an incredibly difficult market, we're beginning to see the light at the end of the tunnel. As we mentioned, the economic data is mildly positive, and the SEC crackdown on corporate accounting should eventually restore investors' faith in the integrity of reported earnings. The greatest uncertainty now lies with the geopolitical tensions centered in the Middle East. If the situation there is stabilized, we're confident that the American economy and stock market can get back on the right track.


[BEGIN SIDEBAR]
                                      TALON
                                  MID CAP FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Talon Mid     S&P(R) 400     Lipper Mid-Cap
         Cap Fund     Mid-Cap Index  Value Fund Index
09/19/94   10000          10000           10000
10/31/94   10250           9921            9968
10/31/95   12189          12025           11451
10/31/96   15420          14111           13733
10/31/97   20582          18721           17579
10/31/98   18413          19974           16281
10/31/99   18840          24180           17782
10/31/00   26201          31833           21113
10/31/01   27097          27870           20613
10/31/02   24963          26538           19186

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year              (7.88)%
Five Year              3.94%
Since Inception       11.93%

Talon Mid Cap Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. CCM is the Adviser for the Fund and Talon is the Sub-Adviser. [END SIDEBAR]

          ABN AMRO FUNDS
------------------------

TAMRO SMALL CAP FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period ended October 31, 2002, TAMRO Small Cap Fund, Class N, returned -1.59%. By comparison, the Fund's peer group, the Lipper Small-Cap Core Fund Index, produced a total return of -9.10%, while the Fund's benchmark, the Russell 2000 Index, returned -11.57%.

Q.  How did you view the market environment over the period?
--------

A. Even though the ingredients for an economic recovery - subdued inflation, low interest rates and an accommodative Fed - were all in place, those positive attributes were more than offset by concerns over a potential war with Iraq and questions about the sustainability of strong consumer spending.

Q.  What factors contributed to the Fund's outperformance?
--------

A. Of our three investment themes - restructuring, consolidation and new products - consolidation has been most prominent in this economic environment. With the onset of tighter corporate purse strings, companies have been investing less in research and development, which limits new products, and while a large number of companies are attempting to restructure, investors are far less willing to allow for the missteps and setbacks that often accompany restructuring. Consolidation, however, has continued, with a number of companies taking advantage of the weak economic environment to acquire competitors at bargain prices.

    One major reason for our outperformance during the period was our large overweight in consumer discretionary companies. With consumer spending acting as the bedrock of the economy, many of the restaurants and retailers in our portfolio benefited. Housing stocks, like KB Home (2.79%), benefited from the continued strength of the housing market.

    We're particularly excited about some of the new additions to the portfolio. AMN Healthcare (1.32%) is the largest provider of traveling nurses in the U.S. This company's stock has fallen to attractive levels as its growth rate has slowed from more than 50% to a more sustainable 15-25%. In addition to having the largest market share in the industry, the company has a clean balance sheet and is generating free cash flow. The Scotts Company (1.11%) is the dominant marketer of garden products, with brands such as Scotts, Miracle-Gro and Roundup. The company's strong marketing, combined with a demographic shift toward household activities, is leading to healthy earnings gains.

    The sector weightings that result from our bottom-up stock picking style indicate where we find value. Consumer discretionary, financials and technology are currently the most heavily weighted sectors in the portfolio, while we are most underweight in utilities, telecommunications and materials. Thematically, the portfolio is weighted 62% in consolidation, 24% in restructuring and 14% in new products.

Q.  What is your outlook?
--------

A. We remain optimistic that the economy is beginning to emerge from its slowdown, but continue to believe that the recovery will be more muted than those in the past. Pent-up consumer demand has typically been a key driver of economic recoveries, but with consumers maintaining high levels of spending throughout the slow-down, pent-up demand is likely to be weak. Without a new surge in consumer spending, we suspect that a slow, gradual recovery is most likely. A rebound in the global marketplace, which has been almost uniformly weak, could help accelerate growth in the United States.


[BEGIN SIDEBAR]
                                   TAMRO SMALL
                                    CAP FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            TAMRO Small                         Lipper Small-Cap
             Cap Fund      Russell 2000 Index   Core Fund Index
11/30/00       10000             10000               10000
04/30/01       11460             10947               10945
10/31/01       10774              9729               10220
04/30/02       13928             11678               12229
10/31/02       10603              8603                9289

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year              (1.59)%
Five Year               N/A
Since Inception        3.10%

TAMRO Small Cap Fund seeks to provide long-term capital appreciation. The Fund invests primarily in a blended portfolio of growth and value stocks of small-capitalization companies. The Fund may also invest in real estate investment trusts (REITs), securities outside the small-cap range and cash equivalent securities. TAMRO is the Adviser to the Fund, which commenced operations on November 30, 2000.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                 B. Anthony Weber & Charles P. McCurdy, Jr., CFA

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Veredus Aggressive Growth Fund, Class N and Class I, returned -34.76% and -34.62%, respectively. In comparison, the Fund's peer group, the Lipper Small-Cap Growth Fund Index, returned -18.22% and its benchmark, the Russell 2000 Growth Index, returned -21.57%.

Q.  How would you describe the investment environment?
--------

A. This has been, without question, the most difficult investing environment we have ever experienced. Even as the economic climate remained relatively benign - characterized by low interest rates, low inflation and continued productivity gains - external factors - including fears of a war with Iraq and a crisis of confidence in the integrity of corporate America - served to drive investors away from the stock market. In a classic display of the dynamics of supply and demand, stock prices dropped across the board as investors chased the perceived safety of the bond markets.

Q.  What factors affected the Fund's performance?
--------

A. Throughout the period, we have strictly adhered to our investment process, seeking out stocks with consistent upward earnings revisions. The one theme that has arisen from our process is the continued strength of the consumer. The consumer, driven by low interest rates, has maintained a high level of spending even as the economy declined. For us, this translated into a higher level of earnings visibility - a key component of our process - for consumer discretionary companies than for any other sector.

    Our underperformance versus our peers and benchmark largely can be attributed to our weightings in the technology sector. In November and December of 2001, we were hurt badly by our underweighting in technology when the sector led the post-September 11 rally. At the beginning of 2002, we shifted back into the sector when it appeared that the economy would rebound strongly. This move proved to be too early and too aggressive, and we have maintained an underweight in technology since then. While valuations in the sector have improved, we believe that a lack of corporate spending and excess inventory will prevent any sustainable earnings growth for the foreseeable future.

    Ironically, our reduced weighting in technology hindered performance when the sector led a market rally in October 2002. Although the economic environment is very different than it was in the late 1990's, investors still seem to equate technology with growth. Given the sector's excess inventories and the weak levels of capital expenditures, we don't believe this technology rally is sustainable.

Q.  What is your outlook?
--------

A. We continue to believe that the American consumer will lead the global economic recovery. With interest rates at historic lows and mortgage refinancings continuing at a record pace, the consumer should be able to stay strong until corporations begin to step up their own spending. While the economic recovery has been slow, we believe that investors will be rewarded for their patience when the recovery finally gains momentum.


[BEGIN SIDEBAR]
                               VEREDUS AGGRESSIVE
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Veredus Aggressive
            Growth Fund -      Russell     Russell 2000    Lipper Small-Cap
            Class N Shares    2000 Index   Growth Index    Growth Fund Index
06/30/98         10000          10000          10000            10000
10/31/98          8620           8311           8169             7915
10/31/99         16630           9547          10561            11215
10/31/00         25502          11209          12269            15418
10/31/01         22931           9612           8403             8609
10/31/02         14961           8500           6590             7040

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, RUSSELL 2000 GROWTH INDEX AND LIPPER SMALL-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
              Total Returns - Class N
              -----------------------
One Year             (34.76)%
Five Year               N/A
Since Inception        9.73%

                  Average Annual
              Total Returns - Class I
              -----------------------
One Year             (34.62)%
Five Year               N/A
Since Inception      (33.80)%

Veredus Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) shares, which commenced investment operations on June 30, 1998 and Class I (Institutional) shares, which commenced investment operations on October 5, 2001.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

REAL ESTATE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                                Nancy J. Holland

Q.  How did the Fund perform during the fiscal year ending October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Real Estate Fund, Class N, produced a total return of 6.62%. By comparison, the Fund's peer group, the Lipper Real Estate Fund Index, returned 7.04% and the Fund's benchmark, the Morgan Stanley REIT Equity Index, returned 6.69%.

Q.  How would you describe the investment environment?
--------

A. Real estate stocks performed well and moved into the mainstream of investing over the period, as increasing numbers of investors turned to Real Estate Investment Trusts (REITs) as a higher-yielding alternative to bonds.

    Although their stock returns were strong, real estate companies were not altogether immune to the weakness in the economy. Vacancy rates have risen and fundamentals are weaker than they were a year ago. Our emphasis on quality, however, has shielded us from some of the downside inherent in deteriorating fundamentals. Low-quality REITs -- which attracted many new REIT investors initially drawn to their relatively high yields -- performed well during the first half of the period. But the second half of the year saw a "flight to quality" when many low-quality REITs announced disappointing earnings. High-quality REITs have done a much better job of meeting investor expectations, and we believe they'll continue to be rewarded for that.

Q.  What factors affected the Fund's performance over the period?
--------

A. Our overweight position in the retail sector proved beneficial to the Fund. Retail has benefited from the continued strength of consumer spending. Two of our strongest performers in the sector, Pan Pacific Retail Properties (2.81%) and Weingarten Realty Investors (1.92%), both specialize in local shopping centers with strong grocery store anchors. These convenient "all-in-one" destinations thrived as Americans began to spend more time at home in the wake of September 11. REITs that specialize in malls, including CBL (3.47%) and General Growth Properties (4.87%), also performed well.

    Perhaps surprising, considering the sad state of the office market, we remained overweight in office REITs. We found success in the sector by focusing on niche markets. Alexandria Real Estate (3.26%), for example, focuses solely on office space for life sciences companies. This niche focus insulated them from the broader downturn in the office market as the specialized needs of life sciences companies ensured strong demand.

    We remained underweight in the apartment sector. Because of their extremely short leases, apartments tend to be the first sector to respond to economic weakness. In addition, continued low interest rates have spurred many former apartment dwellers to purchase their own homes, further driving down demand.

Q.  What is your outlook?
--------

A. Assuming a slow economic recovery, we're expecting REITs to essentially tread water as we move into 2003, maintaining their attractive 7% dividend while posting flat to slightly negative earnings. As long-term, diversified investors, we'll continue to search for opportunities to position the portfolio to benefit from the economic recovery while managing the risks associated with the volatile markets.


[BEGIN SIDEBAR]
                                REAL ESTATE FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              Morgan Stanley       Lipper Real
          Real Estate Fund   REIT Equity Index  Estate Fund Index
12/31/97        10000             10000             10000
12/31/99         8721              8310              8461
12/31/99         8431              7932              8136
12/31/00        10856             10059             10216
10/31/01        10806             10453             10357
10/31/02        11522             11152             11086

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MORGAN STANLEY REIT EQUITY INDEX AND LIPPER REAL ESTATE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

REAL ESTATE FUNDS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN DIVERSIFIED FUNDS BECAUSE OF THE CONCENTRATION IN A SPECIFIC INDUSTRY OR GEOGRAPHICAL SECTOR. RISKS ALSO INCLUDE DECLINES IN THE VALUE OF REAL ESTATE, GENERAL AND ECONOMIC CONDITIONS, CHANGES IN THE VALUE OF UNDERLYING PROPERTY AND DEFAULTS BY BORROWERS.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year               6.62%
Five Year               N/A
Since Inception        2.97%

Real Estate Fund seeks total return through a combination of growth and income. The Fund invests primarily in real estate investment trusts (REITs) and common stocks of other equity securities of U.S. and foreign companies principally engaged in the real estate sector. AAAM is the Adviser for the Fund, which commenced operations December 30, 1997.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

VEREDUS SCITECH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
                      Charles P. McCurdy, Jr., CFA & Charles F. Mercer, Jr., CFA

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Veredus SciTech Fund, Class N, returned -35.40%. By comparison, the Fund's peer group, the Lipper Science & Technology Fund Index, returned -33.00%, while its benchmark, the PSE Technology Index, returned -24.86%.

Q.  How would you describe the investment environment for technology stocks?
--------

A. This has been, without question, the most difficult investing environment we have ever experienced. Even though the economic climate remained relatively benign - with low interest rates, low inflation and continued productivity gains - external factors, including fears of a war with Iraq and a crisis of confidence in corporate America, served to drive investors away from the stock market. In a classic display of the dynamics of supply and demand, stock prices dropped across the board as investors chased the perceived safety of the bond markets.

    Technology stocks were particularly hard hit during the period. Tech companies are cyclical, meaning they prosper when the economy is strong and falter when conditions are weak. Given the anemic state of the economy, corporate spending, the primary driver of technology companies' success, essentially dried up as businesses tightened their purse strings, postponing or canceling major technology expenditures.

Q.  How have you been positioning the Fund?
--------

A. In this economic environment, fewer and fewer technology companies have exhibited the kind of earnings growth we look for in our holdings. We've found more opportunities in the health care sector, which currently makes up 45% of our portfolio. While traditionally a defensive sector, health care has also been hurt by the global economic slowdown and investors' continued aversion to risk.

    Among our technology holdings, two companies, Sandisk (2.42%) and Hyperion (2.69%), stand out both for their performance and their future potential. Sandisk specializes in flash-based memory cards and readers, a market that has continued to grow rapidly. Investors have rewarded them for continuing to meet their earnings numbers and expanding their market share. Hyperion, a financial software maker, provides systems for corporate accounting. They've been one of the few companies to benefit from the Enron scandal - their software provides the data that CEOs need to certify their earnings.

Q.  What is your outlook?
--------

A. Visibility in the technology sector remains very poor. Until corporations accelerate their capital expenditures, we fail to see a significant turn in the technology market on the horizon. The sector continues to suffer from excess capacity and a lack of demand.

    That said, we continue to believe that the American consumer will lead the global economic recovery. With interest rates at historic lows and mortgage refinancings continuing at a record pace, the consumer should be able to stay strong until corporations begin to step up their own spending. While the economic recovery has been slow, we believe that investors will be rewarded for their patience when the recovery finally gains momentum.


[BEGIN SIDEBAR]
                                     VEREDUS
                                  SCITECH FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         Lipper Science &
         Veredus SciTech Fund   PSE Technology Index   Technology Fund Index
06/30/00         10000                  10000                10000
10/31/00          8939                   8821                 8716
10/31/01          7643                   5437                 3630
04/30/02          6865                   5497                 3419
10/31/02          4937                   4085                 2432

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES (PSETECHNOLOGY INDEX AND LIPPER SCIENCE &TECHNOLOGY FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year             (35.40)%
Five Year               N/A
Since Inception      (26.07)%

Veredus SciTech Fund seeks long-term capital appreciation by investing primarily in equity securities of science and technology companies. Veredus is the Adviser for the Fund, which commenced investment operations on June 30, 2000.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

EQUITY PLUS FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the six month period ending October 31,
--------
    2002?

A. Because the Fund was not part of the ABN AMRO family for the full twelve months, we will discuss the most recent six-month period. For the six months that ended October 31, 2002, Equity Plus Fund, Class I, returned -14.33%. By comparison, the Fund's peer group, the Lipper Large-Cap Core Funds Index, produced a total return of -16.07%, while the Fund's benchmark, the S&P(R) 100 Index, returned -15.25%.

Q.  What is the investment process for the Fund?
--------

A. ABN AMRO Equity Plus Fund is benchmarked to the S&P(R)100 Index, an unmanaged index for large-cap stocks. The Fund attempts to replicate the performance of that index.

    The S&P(R) 100 Index comprises 100 of the largest stocks in the S&P(R) 500 Index. In selecting the index for the Fund, the managers felt that the S&P(R) 100 Index provided a better proxy for the large-cap market than the S&P(R) 500 Index. In addition, the smaller number of stocks reduces turnover and transaction costs, which can aid the performance and tax-efficiency of the portfolio.

Q.  How would you describe the investment environment for large-cap stocks over
--------
    the period?

A. Large-cap stocks have faced a tremendously difficult market environment. The fallout from the Enron scandal, continued unrest in the Middle East and anemic corporate profits weighed heavily on large-cap stocks. While October, the final month of the period, saw a strong rally, it wasn't enough to lift large-cap stocks back into positive territory.

    Technology and telecommunications stocks proved to be the most disappointing over the period. The two sectors were burdened by excess capacity, weak corporate spending and heavy debt loads. Large drug companies also suffered, as investors worried about generic competition for some of their biggest products.

    The American consumer was the one bright spot during the period, maintaining a high level of spending despite rising job losses and the uncertain economy. Stocks in the consumer sector were the immediate beneficiaries of this, with consumer staples and consumer cyclical stocks among the top performers in the index. Financials also performed well, benefiting from continued low interest rates and the mortgage refinancing boom.

Q.  What is your outlook?
--------

A. As index fund managers, we don't offer stock market predictions. Our Fund's returns will continue to be impacted by the performance of the large cap stock market as represented by the S&P(R) 100 Index.


[BEGIN SIDEBAR]
                                EQUITY PLUS FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 Lipper Large-Cap
         Equity Plus Fund   S&P 100(R) Index*    Core Funds Index
09/25/95       10000              10000                10000
04/30/96       11496              11338                11199
04/30/97       14486              14129                13388
04/30/98       19875              19295                18638
04/30/99       25062              24300                22108
04/30/00       29071              28103                24843
04/30/01       23943              23213                21489
04/30/02       19971              19146                18859
10/31/02       17109              16227                15828

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 100 INDEX AND LIPPER LARGE-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPTIAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

*S&P(R) 100 IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ABN AMRO FUNDS. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                      Returns
                      -------
Six Months           (14.33)%
One Year             (15.84)%
Five Year Avg. Annual  1.13%
Avg. Annual
   Since Inception     7.86%

Equity Plus Fund seeks to provide total return. The fund invests in common stocks that comprise the S&P(R)100 Index. The S&P(R)100 Index is a market capitalization-weighted index of 100 common stocks from a broad range of industries. Effective June 17, 2002, AAAM became the Adviser for the Fund. Prior to June 17, 2002, Independence One Capital Management Corp. served as the Adviser for the Fund. thinkorswim Advisors, Inc. serves as the Sub-Advider to the Fund. The Fund commenced operations on September 25, 1995.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

SELECT SMALL CAP FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the six month period ending October 31,
--------
    2002?

A. Because the Fund was not part of the ABN AMRO family for the full twelve months, we will discuss the most recent six-month period. For the six months that ended October 31, 2002, Select Small Cap Fund, Class N, returned -21.78%. By comparison, the Fund's peer group, the Lipper Small-Cap Core Fund Index, produced a total return of -24.04%, while the Fund's benchmark, the S&P(R) SmallCap 600 Index, returned -23.65%.

Q.  How would you describe the investment process?
--------

A. ABN AMRO Select Small Cap Fund is benchmarked to the S&P(R) SmallCap 600 Index, an unmanaged index for small-cap stocks. The Fund attempts to replicate the performance of that index.

    The Fund invests in approximately 200 of the 600 stocks that make up the index. The holdings are carefully chosen as a representative sample of the overall sector allocation within the S&P(R) SmallCap 600 Index. By limiting the number of stocks iN which we invest, we are able to keep our expenses low by limiting trading costs and reduce negative tax implications by controlling stock turnover, attempting to emulate the performance of the index.

Q.  How would you describe the investment environment for small-cap stocks?
--------

A. Small cap stocks faced a challenging market environment over the past six months. Investors were shaken by a number of factors, including the threat of a war with Iraq, weak corporate earnings and the possibility of a "double-dip recession - sending many to the relative safety of Treasury bonds. Small cap stocks, generally viewed as risky, were particularly hard hit by this "flight to quality". The period ended on a bright spot as October saw stock prices rise across the board.

    Among small-caps, the technology and health care sectors were most negatively affected, although both rebounded strongly in the October rally. Similarly, small-cap value stocks outperformed riskier small-cap growth stocks. Financials, aided by continued low interest rates and active mortgage refinancing, and consumer cyclical stocks, which benefited from the resilience of consumer spending, were two of the best performing sectors during the period.

Q.  What is your outlook?
--------

A. As index fund managers, we don't offer stock market predictions. The Fund's returns will continue to be impacted by the performance of the small-cap stock market, as represented by the S&P(R) SmallCap 600 Index.


[BEGIN SIDEBAR]
                              SELECT SMALL CAP FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Select Small   S&P(R) SmallCap    Lipper Small-Cap
           Cap Fund        600 Index       Core Fund Index
06/22/98     10000           10000              10000
04/30/99      9406            9023               8906
04/30/00     11086           10873              11408
04/30/01     11609           11752              11680
04/30/02     13445           13696              13054
10/31/02     10516           10457               9916

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) SMALLCAP 600 INDEX AND LIPPER SMALL-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPTIAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                      Returns
                      -------
Six Months           (21.78)%
One Year              (3.62)%
Five Year Avg. Annual   N/A
Avg. Annual
   Since Inception     1.16%

Select Small Cap Fund seeks to provide total return. The fund invests primarily in common stocks that comprise the S&P(R) SmallCap 600 Index. The S&P(R) SmallCap 600 Index is a market capitalization-weighted index of 600 common stocks from a variety of economic sectorS and industrial groups. Effective June 17, 2002, AAAM became the Adviser for the Fund. Prior to June 17, 2002, Independence One Capital Management Corp. served as the Adviser for the Fund. thinkorswim Advisors, Inc. serves as the Sub-Advider to the Fund. The Fund commenced operations on June 22, 1998.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
                           Bernard F. Myszkowski, CFA & Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Chicago Capital Balanced Fund, Class N, returned -4.33%. By comparison, the Fund's peer group, the Lipper Balanced Fund Index, returned -7.62%. For the same one-year period, the Fund's benchmark, a blend of 60% S&P(R) 500 and 40% Lehman Brothers Aggregate Bond Index, returned -6.59%.

Q.  How would you describe the investment environment?
--------

A. Although the period began with a brief rally in November and December of last year, as the stock market rebounded from its post-September 11 sell-off, signs of continued economic weakness, corporate accounting scandals and increased geopolitical tensions soon manifested themselves in lower stock prices for 2002. And while there were some brief and tenuous rallies along the way, the overall tone of the stock market was decidedly negative, as fears of a "double-dip" recession and anemic economic data prevailed. Despite interest rates at 40-year lows, corporate investment remained subdued. For the fixed-income markets, it was a volatile period in which various sectors of the bond market posted significantly divergent results in response to changing views about the prospects for the economy, inflation and interest rates.

    Throughout the period, we kept the portfolio very close to our traditional allocation of 60% equities and 40% bonds.

Q.  What factors influenced performance over the period?
--------

A. We believe that our long-term focus, sector diversification and risk controls were the keys to our stock performance. One of our strongest performers was H&R Block (1.76%), which we added toward the beginning of the period. Best known for their tax-preparation service, H&R Block has been successful in leveraging their brand to add new services for its customers, including mortgages and financial planning.

    We reduced our exposure in technology during the period, although we remained overweight in the sector. Until we see clear signs of an economic recovery, we don't expect corporations to increase their capital spending and most technology companies will continue to underperform as a result.

Q.  What was your approach to the bond market?
--------

A. Given our view that the Fed's string of interest rate cuts, coupled with post- September 11th tax relief, would fuel the economy and put upward pressure on interest rates, we began the period defensively by keeping the fund's interest-rate sensitivity less than the market overall. When it became clear that economic growth was rather anemic, we moved to a more neutral position, a stance we maintained for the remainder of the period. Although the change in our interest rate stance allowed us to benefit from falling interest rates, our sector and security selection proved to be a hindrance to performance.

Q.  What is your outlook?
--------

A. Investors currently are focused almost exclusively on the negative, and we don't expect that to change until the economy shows signs of continued improvement. Once a recovery is more clearly in sight, we anticipate that investors will begin to move back into the market. If that happens, it should improve both expectations and valuations, particularly for companies with consistent and predictable earnings growth.

    For the fixed-income portion of the portfolio, we intend to continue following our investment process, which leads us to sectors and securities likely to prosper in the long-term. While we've been hurt by our underweight in Treasuries during the past year, we believe that risk-averse investors have pushed valuations in the sector to levels analogous to the technology stock bubble of the late 1990s. Any rise in interest rates or sign that the economy is on a stronger path to recovery is likely to send Treasury prices tumbling.


[BEGIN SIDEBAR]
                                 CHICAGO CAPITAL
                                  BALANCED FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         60% S&P(R)
                        500 Index/40%
                       Lehman Brothers    Lipper                Lehman Brothers
     Chicago Capital      Aggregate      Balanced   S&P(R) 500     Aggregate
      Balanced Fund       Bond Index    Fund Index     Index       Bond Index
Sep-95    10000              10000        10000        10000         10000
Oct-96    11847              11692        11420        12364         10722
Oct-97    14229              14334        13715        16333         11675
Oct-98    16862              16835        15511        19928         12766
Oct-99    19772              19390        17458        25041         12833
Oct-00    22701              20715        18834        26564         13770
Oct-01    19658              18529        17186        19952         15775
Oct-02    18805              17308        15876        16939         16704

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX, S&P(R) 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year              (4.33)%
Five Year              5.74%
Since Inception        9.29%

Chicago Capital Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. CCM is the Adviser for the Fund, which commenced investment operations on September 21, 1995.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY                                   OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q.  How did the Fund perform during the fiscal year ending October 31, 2002?
--------

A. For the twelve month period that ended October 31, 2002, Montag & Caldwell Balanced Fund, Class N and Class I, returned -8.42% and -8.18%, respectively. In comparison, the Fund's peer group, the Lipper Balanced Fund Index, returned -7.62% and its benchmark, a 60%/40% blend of the S&P(R) 500 Index and Lehman Brothers Government Credit Bond Index, returned -6.69%.

Q.  How would you describe the investment environment? What were the key
--------
    contributors to the Fund's performance?

A. A lack of pricing power and continued excess capacity created a challenging environment for corporate earnings. In many ways, the current situation is similar to the U.S. economy of the 1960s, with low inflation, low interest rates, and low corporate profit growth. In this environment, we continue to search for good quality companies that can reach double-digit growth regardless of the slope of the recovery. With inflation and interest rates at historic lows and accounting standards tightened, companies that can still achieve profit growth are likely to be rewarded with higher price-earnings multiples.

    Our overweight in the consumer staples sector proved to be advantageous to the portfolio, with strong relative returns from Procter & Gamble (2.87%) and Coca-Cola (2.67%). Our below-index weighting in technology also aided performance, even as our strongest performer of the twelve-month period - videogame-maker Electronic Arts (1.83%) - came from the sector. While our views on the technology sector have improved as valuations have come down, we remain wary. Profits in the technology sectors are likely to prove disappointing due to excess capacity and a slow recovery in capital spending.

Q.  How have your fixed-income holdings performed?
--------

A. The fixed income portion of the Fund performed very well versus the broad bond market for the fiscal year. This was primarily due to the superior performance of the Fund's high quality corporate bond holdings. High grade corporate bonds significantly outperformed lower-rated corporate bonds during the period as many investment grade issuers suffered from earnings disappointments or corporate accounting scandals. Looking forward, we are concerned about rising interest rates, as we believe that the economy will continue to recover. Therefore, we have recently shortened the duration of the Fund's bond portfolio to bring the average duration to approximately 7% shorter than the benchmark index.

Q.  What is your outlook?
--------

A. We continue to believe that the combination of low inflation, low interest rates and an accommodative Fed will keep the economy out of a "double-dip" recession. That said, the economic recovery is likely to be moderate, but ongoing. Stocks have fallen to the point where their valuations are reasonable relative to bond yields, and consumer spending continues to hold up well. While the market may have gotten a little ahead of itself in October, we believe that stocks will work their way higher over the next twelve months.

    In addition, we are entering the third year of President Bush's tenure in office. Since World War II, every third year of a president's term has been a positive for the market, with an average gain of 18%. We pay attention to historical trends that tend to be repeated, particularly if they make sense to us. In the typical pattern, a president will work through the country's economic problems early on, then use the third year to boost the economy in time for re-election. We expect to see additional fiscal stimuli put in place early in 2003.


[BEGIN SIDEBAR]
                                MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         60% S&P(R)
           Montag &     500 Index/40%
           Caldwell     Lehman Brothers    Lipper               Lehman Brothers
        Balanced Fund   Government/Credit Balanced  S&P(R) 500 Government/Credit
        -Class N Shares   Bond Index     Fund Index   Index       Bond Index
11/02/94   10000            10000          10000      10000         10000
10/31/95   12375            12227          11759      12641         11616
10/31/96   14895            14228          13462      15685         12242
10/31/97   18509            17436          16168      20720         13321
10/31/98   21185            20550          17887      25276         14690
10/31/99   24962            23554          20132      31759         14593
10/31/00   25472            25154          21718      33690         15634
10/31/01   23857            22563          19818      25305         18029
10/31/02   21849            21054          18308      21484         19018

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX, S&P(R) 500 INDEX, LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
              Total Returns - Class N
              -----------------------
One Year              (8.42)%
Five Year              3.37%
Since Inception       10.27%

                  Average Annual
              Total Returns - Class I
              -----------------------
One Year              (8.18)%
Five Year               N/A
Since Inception       (1.51)%

M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) shares, which commenced investment operations on November 2, 1994 and Class I (Institutional) shares, which commenced investment operations on December 31, 1998.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the fiscal year ending October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, International Equity Fund, Class N, returned -19.14%. By comparison, the Fund's peer group, the Lipper International Fund Index, returned -10.26% and its benchmark, the MSCI EAFE Index, returned -13.21%.

Q.  How would you describe the international investment environment?
--------

A. A variety of factors influenced global stock markets over the past twelve months. Although the global economy still seemed to be growing, the pace was very slow and growth rates were continually revised downward. The U.S. economy remained weak, characterized by rising jobless claims and sinking consumer confidence. In Europe, the economy was far from recovery. The European Commission repeatedly revised economic growth expectations downward, as manufacturers scaled backed investments, exports slowed and sluggish consumer spending failed to boost the economy. In the Far East, the ongoing weakness of the Japanese economy weighed heavily on the region, leaving only emerging Asian countries as the sole pocket of growth. Apart from the economy, other factors - including a possible war with Iraq and its effect on oil prices, ongoing pressure on corporate profits and worries about the solvency of pension funds and insurance companies - also depressed global stock markets. Against this difficult global macroeconomic backdrop, overseas equity valuations generally have remained lower than those in the United States, even as foreign companies are beginning to take steps to restructure and improve productivity.

Q.  What factors affected the Fund's performance during the past twelve months?
--------

A. The Fund's absolute and relative performance throughout the year was affected by our overweighting in the technology sector, which led the global markets lower as investors shunned cyclical growth companies. Our overweight in technology stocks was a positive in November and December 2001 as investors worldwide became optimistic about the prospects for global recovery. Holdings such as Siemens (1.42%) benefited as companies began to increase technology spending. In January, the situation abruptly reversed as global sentiment turned bearish. Our technology and telecommunications holdings became a drag on performance from then through October, as corporations once again reeled in their capital expenditures. But these stocks finally began to rebound in October, helped by better-than-expected third-quarter financial results and a view that the world economies might be stabilizing.

    In contrast, our holdings in defensive sectors, including household and personal products, held up well as investors increasingly sought out defensive companies with a history of performing well in weak economic environments.

Q.  What is your outlook?
--------

A. While the October rally was encouraging, we don't feel it was representative of the overall health of global markets. We believe that overall company results will continue to deteriorate, and revenue growth will be slow due to weak demand and a lack of pricing power. Moreover, many companies face shortfalls in their pension funds, which could serve as an additional drain on profits.

    Selecting stocks of companies that show long-term above-average earnings growth combined with a clear, focused and well-executed plan will continue to be our strategy going forward.


[BEGIN SIDEBAR]
                            INTERNATIONAL EQUITY FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         International                      Lipper International
          Equity Fund     MSCI EAFE Index       Fund Index
01/04/93     10000              10000              10000
12/31/93     12626              13256              13616
12/31/94     13045              14287              13542
12/31/95     14875              15888              14999
12/31/96     16375              16849              16930
12/31/97     17122              17149              17916
12/31/98     21476              20578              20266
12/31/99     30465              26127              27907
12/31/00     23499              22425              23554
10/31/01     16138              16890              17995
10/31/02     13049              14659              16149

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX AND LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year             (19.14)%
Five Year             (5.28)%
Since Inception        2.75%

International Equity Fund seeks a high level of total return through capital appreciation and current income. The Fund invests primarily in common stocks and other equity securities of foreign companies, focusing on developed countries in Europe, Australia and the Far East but may invest in countries with emerging markets. AAAM is the Adviser for the Fund, which commenced operation on January 4, 1993.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                        Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Chicago Capital Bond Fund's Class N and Class I had total returns of 2.80% and 3.07%, respectively. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Fund Index, returned 3.63% while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 5.89%.

Q.  How would you describe the fixed-income investment environment?
--------

A. It was a volatile period in which various sectors of the bond market posted significantly divergent results in response to changing views about the prospects for the economy, inflation and interest rates. At the beginning of the period, the Fed remained in an accommodative stance, slashing interest rates to 40-year lows in an attempt to spark economic growth. Those rate cuts bolstered hopes that the economy would strengthen in early 2002 and fueled fears that interest rates would rise. Those sentiments, however, proved to be fleeting. Decelerating economic growth in the second calendar quarter of 2002 and heightened geopolitical uncertainty fostered a "flight to safety" in which investors heavily favored ultra-safe U.S. Treasury and government bonds at the expense of stocks and corporate bonds.

Q.  How did you position the Fund?
--------

A. Given our view that the Fed's string of interest rate cuts, coupled with post- September 11th tax relief, would fuel the economy and put upward pressure on interest rates, we began the period defensively by keeping the fund's interest-rate sensitivity in line with the market overall. When it became clear that economic growth was rather anemic, we moved to a more neutral position, a stance we maintained for the remainder of the period.

    We were overweight in the corporate bond sector, while maintaining an underweight in U.S. Treasury, government agency and mortgage securities. That strategy worked against us because U.S. Treasury, agency and mortgage securities - which are among the highest-quality bonds available in the market today - outpaced corporates. When corporate finances were called into question in response to weak economic conditions and corporate misdeeds, corporate bonds suffered. Within the corporate sector, our exposure to utilities, pipelines, automobiles, and telecommunications proved to be particularly disappointing. These sectors were among the hardest hit by concerns over corporate governance and accounting scandals that wreaked havoc on the stock market.

    In the U.S. Treasury sector, our market weighting in long-maturity U.S. Treasury bonds was a plus, although their gains weren't enough to offset our underweighting in intermediate U.S. Treasuries and agencies, two of the strongest performing sectors. Our overweighting in commercial mortgage-backed securities helped, although our decision to underweight traditional mortgage pass-through securities detracted from performance. While mortgage securities lagged U.S. Treasuries because of increased refinancing and prepayment, they still outperformed the corporate sector.

Q.  What is your outlook?
--------

A. We intend to continue following our investment process, which leads us to sectors and securities likely to prosper in the long-term. While we've been hurt by our underweight in U.S. Treasuries, we believe that risk-averse investors have pushed valuations in the sector to levels analogous to the technology stock bubble of the late 1990s. Any rise in interest rates or sign that the economy is on a stronger path to recovery is likely to send U.S. Treasury prices tumbling. At the same time, the beaten-down corporate bond sector represents good value, in our view, and is likely to prosper as corporations begin to restore investor confidence.


[BEGIN SIDEBAR]
                                 CHICAGO CAPITAL
                               BOND FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Chicago Capital       Lipper Intermediate
            Bond Fund          Investment Grade Debt       Lehman Brothers
        -Class N Shares           Fund Index             Aggregate Bond Index
12/13/93      10000                  10000                      10000
10/31/94       9677                   9537                       9535
10/31/95      11117                  10885                      11026
10/31/96      11758                  11465                      11671
10/31/97      12797                  12388                      12709
10/31/98      13778                  13378                      13895
10/31/99      13919                  13416                      13969
10/31/00      14891                  14265                      14989
10/31/01      16840                  16308                      17171
10/31/02      17310                  16900                      18183

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUND INDEX)
ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
              Total Returns - Class N
              -----------------------
One Year               2.80%
Five Year              6.23%
Since Inception        6.37%

                  Average Annual
              Total Returns - Class I
              -----------------------
One Year               3.07%
Five Year               N/A
Since Inception        8.40%

Chicago Capital Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. CCM is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) shares, which commenced investment operations on December 13, 1993 and Class I (Institutional) shares, which commenced investment operations on July 31, 2000.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

INVESTMENT GRADE BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                        Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the six month period ending October 31,
--------
    2002?

A. For the six months that ended October 31, 2002, Investment Grade Bond Fund, Class I, returned 6.60%. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Index, produced a total return of 3.83%, while the Fund's benchmark, the Merrill Lynch 1-10 Year U.S. Corp./Gov't Bond Index, returned 5.02%.

Q.  How would you describe the investment environment?
--------

A. It was a volatile period in which various sectors of the bond market posted significantly divergent results in response to changing views about the prospects for the economy, inflation and interest rates. Throughout the period, interest rates stood at 40-year lows as the Fed tried to spur economic growth with an accommodative monetary policy. The economy failed to respond, however, and growth remained sluggish. The economic malaise, combined with heightened geopolitical uncertainty fostered a "flight to safety" in which investors heavily favored ultra-safe Treasury and government bonds at the expense of stocks and corporate bonds.

Q.  What were the key contributors to the Fund's performance during the past six
--------
    months?

A. Our outperformance of our peer group and benchmark was largely the result of our overweighting in government bonds, particularly Treasury securities. As we mentioned, risk-averse investors flocked to the Treasury market, driving the prices of Treasury securities higher. In addition, we kept the duration and maturity of the portfolio longer than our benchmark. This heightened interest rate sensitivity proved beneficial to the Fund's performance because interest rates continued to fall.

    Another factor that aided performance was our underweight in corporate securities, which dramatically under- performed government bonds during the period. Our emphasis on low-risk, conservative corporate bonds enabled us to avoid the volatile credit situations that plagued the sector, including Enron and WorldCom.

Q.  What is your outlook?
--------

A. We intend to continue following our investment process, which we believe leads us to sectors and securities likely to prosper in the long-term. While our overweight in Treasuries served the portfolio well this year, risk-averse investors have pushed valuations in the sector to what we believe to be unsustainable levels. Going forward, any upward movement in interest rates is likely to have a disproportionately negative effect on the prices of Treasury bonds. In order to maintain our emphasis on capital preservation in the portfolio, we expect to increase our weightings in mortgage-backed securities as we reduce our weightings in the government sector. While absolute returns may be lower next year given the current low interest rate environment, we will continue to seek stable, consistent performance.


[BEGIN SIDEBAR]
                           INVESTMENT GRADE BOND FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            Merrill Lynch 1-10 Year    Lipper Intermediate
            Investment     U.S. Corporate/Government    Investment Grade
         Grade Bond Fund          Bond Index                Debt Index
10/23/95       10000                10000                    10000
04/30/96       10115                10098                    10043
04/30/97       10700                10831                    10726
04/30/98       11617                11887                    11806
04/30/99       12267                12654                    12474
04/30/00       12439                12694                    12525
04/30/01       13652                14327                    14021
04/30/02       14523                15313                    15047
10/31/02       15483                16081                    15624

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MERRILL LYNCH 1-10 YEAR U.S. CORPORATE/GOVERNMENT BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPTIAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                      Returns
                      -------
Six Months             6.60%
One Year               6.10%
Five Year Avg. Annual  6.51%
Avg. Annual
   Since Inception     6.42%

Investment Grade Bond Fund seeks to provide total return. The Fund invests its assets in a diversified portfolio of fixed income securities consisting of corporate obligations, U.S. government securities, mortgage backed securities and asset backed securities. Effective June 17, 2002, AAAM became the adviser to the Fund. Prior to June 17, 2002, Independence One Capital Management Corp. served as the adviser to the Fund. The Fund commenced operations on October 23, 1995.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                            Dawn Daggy-Mangerson

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Chicago Capital Municipal Bond Fund Class N returned 5.32%. By comparison, the Fund's peer group, the Lipper Intermediate Municipal Fund Index, returned 4.78% while the Fund's benchmark, the Lehman Brothers Municipal Five-Year General Obligations Index returned 5.88%.

Q.  How would you describe the municipal bond investment environment over the
--------
    period?

A. As investors grappled with weak economic conditions, corporate accounting misdeeds and geopolitical tensions, many turned to the municipal bond market for safety and attractive tax-adjusted yield.

    Early in the period, municipals were especially strong when the Fed lowered interest rates to historically low levels. That caused municipal bond prices
    - which move in the opposite direction of interest rates and yields - to rise. The Fed held rates steady for the remainder of the period, although changing expectations about the health of the economy and the Fed's next interest rate move caused significant volatility in the municipals market. That said, municipals continued to perform reasonably well even as an abundance of new supply fanned concerns that municipals would come under pressure. Those fears proved unfounded when the relatively high yields and safety of the municipal sector attracted a whole group of new investors to municipal markets, ensuring demand was adequate enough to compensate for increased supply.

Q.  How did you position the Fund during the period?
--------

A. We maintained our emphasis on high-quality intermediate securities. While lower-quality securities outperformed in the first half of the period, higher-quality securities were among the market's top performers in the second half in response to fears about state budget shortfalls. We also maintained geographic diversity, although we generally avoided the securities of New York and California. Both states have been huge issuers this year - which put pressure on their prices - and we feel that their soaring debt loads eventually may lead to credit downgrades. At this point, we don't feel that the prices of New York and California bonds justify the added risk.

    Our portfolio also was diversified among a number of sectors, including state and local general obligation bonds and those issued by entities that provide essential services, such as water, sewer and transportation. The revenues of these bonds - which come in the form of usage fees, tolls and other payments - tend to be more economically resilient than revenues backed by sales, income or corporate taxes.

Q.  What is your outlook?
--------

A. From an interest rate perspective, we believe that the Fed will raise rates as the economy strengthens. In anticipation of that, we're taking steps now to immunize the portfolio from the price impact of potential rate adjustments. From a supply and demand perspective, we believe that supply will continue to grow as states and municipalities issue new debt in order to fund a backlog of essential projects such as building new schools, roads and sewer systems. Given the continued slow growth of the U.S. economy, we anticipate demand in the municipal bond market will remain strong enough to support this influx of supply.


[BEGIN SIDEBAR]
                                 CHICAGO CAPITAL
                               MUNICIPAL BOND FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     Lehman Brothers
            Chicago Capital        Municipal Five-Year     Lipper Intermediate
          Municipal Bond Fund   General Obligations Index  Municipal Fund Index
12/13/93         10000                    10000                   10000
10/31/94          9808                     9838                    9808
10/31/95         10719                    10855                   10880
10/31/96         11103                    11368                   11369
10/31/97         11673                    12107                   12155
10/31/98         12393                    12897                   12983
10/31/99         12173                    13040                   12823
10/31/00         13062                    13792                   13649
10/31/01         14380                    15142                   14928
10/31/02         15145                    16033                   15641

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS MUNICIPAL FIVE-YEAR GENERAL OBLIGATIONS INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  Average Annual
                   Total Returns
                  --------------
One Year               5.32%
Five Year              5.35%
Since Inception        4.78%

Chicago Capital Municipal Bond Fund seeks a high level of current interest income exempt from federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. CCM is the Adviser for the Fund, which commenced investment operations on December 13, 1993.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                                Karen Van Cleave

Q.  How did the Fund perform during the fiscal year ended October 31, 2002?
--------

A. For the twelve-month period that ended October 31, 2002, Chicago Capital Money Market Fund produced a 7-day average yield of 1.29% for Class N. During the same period, the Fund returned 1.37%. By comparison, the Fund's benchmark, the iMoneyNet First Tier Retail Average Index returned 1.25%, while the Fund's peer group, as measured by the Lipper Money Market Funds Index, returned 1.48%.

Q.  What was the investment environment like during the twelve month period?
--------

A. At the beginning of the period, the Fed lowered interest rates two times in an attempt to stimulate an economy badly shaken by the events of September 11, 2001. The first of those rate cuts came in November, when the Fed Funds target rate dropped from 2.50% to 2.00%. An additional quarter-point rate cut in December brought the rate to 1.75%, a 40-year low, where it stayed for the remainder of the period. Those historically low rates temporarily caused the yield curve to invert, meaning that short-term rates exceeded long-term rates. In early 2002, however, the market began to anticipate interest rate hikes, expecting that the Fed Funds rate would return to a more normal 3% to 4% level by year's end. In response, the yield curve reverted back to a more normal shape, with long-term rates moving higher and once again exceeding short-term rates. But when economic indicators came in at weaker-than-expected levels, fears of a double-dip recession mounted and the possibility of rate hikes were replaced with expectations that the Fed would cut rates even further. Although the Fed didn't cut rates again before the end of the period, it confirmed at its August meeting its inclination to do so, citing that the prospects for further economic weakness outweighed the threat of inflation.

Q.  What was your strategy?
--------

A. When the yield curve was inverted early in the period, we kept maturities short. But as the yield curve resumed a more positive slope and longer-term securities began to offer incrementally more attractive yields, we started to move out into longer maturities. The yield curve has kept a positive slope since then, and we have maintained our portfolio close to our targeted maximum maturity, occasionally venturing into shorter maturities only when the yield curve would briefly flatten out enough to make shorter maturities attractive. Over the course of the past twelve months, the Fund's maturities ranged from 29 to 45 days.

Q.  What is your outlook?
--------

A. We intend to maintain a position close to our targeted maximum maturity at least through the end of 2002. At that point, we will reevaluate the economic and political landscape. If the economy appears to be gaining strength, we will then consider reducing our maturities to take advantage of any rise in interest rates. In a rising interest rate environment, a shorter-maturity position can be advantageous because cash can be reinvested more quickly at prevailing higher interest rates. If the outlook remains uncertain, we will maintain our exposure at the long end of our range.


[BEGIN SIDEBAR]
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

        7-DAY AVERAGE YIELD
        -------------------
Class N Shares              1.29%

The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

        AVERAGE ANNUAL
        TOTAL RETURNS
        --------------

Chicago Capital Money Market Fund-- Class N Shares
--------------------------------------------------
One Year                    1.37%
Five Year                   4.32%
Since Inception             4.58%

iMoneyNet First Tier Retail Average Index
-----------------------------------------
One Year                    1.25%
Five Year                   4.14%
Since Inception*            4.38%

Lipper Money Market Funds Index
-------------------------------
One Year                    1.48%
Five Year                   4.31%
Since Inception*            4.52%

* INDEX RETURNS COMPUTED FROM NOVEMBER 30, 1993.


Chicago Capital Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar denominated money market instruments. CCM is the Adviser for the Fund, which commenced investment operations on December 14, 1993.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
[END SIDEBAR]

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL GROWTH FUND                                     OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             21%
Technology                      17%
Retail                          11%
Finance                         11%
Commercial Services              9%
Consumer Cyclicals               8%
Insurance                        7%
Cash and Other Net Assets        6%
Pharmaceuticals                  5%
Health Care Services             5%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 94.00%
               ADVERTISING - 2.33%
      307,437  Omnicom Group...............   $    17,717,594
                                              ---------------
               CAPITAL GOODS - 4.06%
      447,100  Dover.......................        11,213,268
      319,348  Illinois Tool Works.........        19,607,967
                                              ---------------
                                                   30,821,235
                                              ---------------
               CHEMICALS - 1.97%
      275,027  Praxair.....................        14,988,972
                                              ---------------
               COMMERCIAL SERVICES - 9.26%
      530,733  Cintas......................        25,087,749
      543,347  Ecolab......................        26,216,493
      427,800  H&R Block...................        18,985,764
                                              ---------------
                                                   70,290,006
                                              ---------------
               CONSUMER CYCLICALS - 8.03%
      677,490  Harley-Davidson.............        35,432,727
      327,116  Johnson Controls............        25,515,048
                                              ---------------
                                                   60,947,775
                                              ---------------
               ELECTRICAL - 2.21%
      665,239  General Electric............        16,797,285
                                              ---------------
               FINANCE - 10.84%
        5,866  Citigroup...................           216,749
      269,300  Fifth Third Bancorp.........        17,100,550
      545,311  Freddie Mac.................        33,580,251
      619,364  MBNA........................        12,579,283
      366,700  Mellon Financial............        10,373,943
      916,081  Schwab (Charles)............         8,409,624
                                              ---------------
                                                   82,260,400
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               FOOD AND BEVERAGES - 4.76%
    1,140,346  Sysco.......................   $    36,126,161
                                              ---------------
               HEALTH CARE SERVICES - 5.22%
      571,842  Cardinal Health.............        39,577,185
                                              ---------------
               INSURANCE - 7.19%
      596,936  AFLAC.......................        18,170,732
      343,586  American International Group        21,491,304
      318,100  Marsh & McLennan............        14,858,451
          253  Travelers Property Casualty,
                 Class A*..................             3,378
          520  Travelers Property Casualty,
                 Class B*..................             7,030
                                              ---------------
                                                   54,530,895
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 3.41%
      577,000  Medtronic...................        25,849,600
                                              ---------------
               OIL AND GAS EXTRACTION - 0.02%
        3,000  Schlumberger................           120,330
                                              ---------------
               PHARMACEUTICALS - 5.11%
      374,802  Merck.......................        20,329,260
      580,287  Pfizer......................        18,435,718
                                              ---------------
                                                   38,764,978
                                              ---------------
               RETAIL - 11.10%
      526,500  Home Depot (The)............        15,205,320
      361,196  Kohl's*.....................        21,111,906
      875,000  Starbucks*..................        20,860,000
      509,000  TJX.........................        10,444,680
      491,095  Walgreen....................        16,574,456
                                              ---------------
                                                   84,196,362
                                              ---------------
               TECHNOLOGY - 16.63%
    1,233,006  Cisco Systems*..............        13,785,007
      825,512  Dell Computer*..............        23,617,899
      584,500  Electronic Data Systems.....         8,802,570
    1,116,300  EMC*........................         5,704,293
      236,100  IBM.........................        18,637,734
      728,600  Intel.......................        12,604,780
      368,794  Microsoft*..................        19,719,415
    1,408,000  Oracle*.....................        14,347,520
      566,000  Texas Instruments...........         8,976,760
                                              ---------------
                                                  126,195,978
                                              ---------------
               TRANSPORTATION - 1.86%
      964,300  Southwest Airlines..........        14,078,780
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $707,711,428).......       713,263,536
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL GROWTH FUND                                     OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

REPURCHASE AGREEMENT - 5.96%
$  45,193,000  Bank One, 1.810%,
                 dated 10/31/02, matures 11/01/02,
                 repurchase price $45,195,272
                 (collateralized by U.S. Government
                 Agency instruments, total market
                 value: $46,097,860).......   $    45,193,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $45,193,000)........        45,193,000
                                              ---------------
TOTAL INVESTMENTS - 99.96%
   (Cost $752,904,428)**...................       758,456,536
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.04%...           333,771
                                              ---------------
NET ASSETS - 100.00%.......................   $   758,790,307
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $753,125,789.

     Gross unrealized appreciation ........   $   130,232,233
     Gross unrealized depreciation ........      (124,901,486)
                                              ---------------
     Net unrealized appreciation ..........   $     5,330,747
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             27%
Consumer Staples                16%
Medical Products and Supplies   10%
Capital Goods                    9%
Pharmaceuticals                  9%
Food and Beverages               8%
Insurance                        7%
Retail                           5%
Telecommunications Equipment     5%
Cash and Other Net Assets        4%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 95.69%
               BIOTECHNOLOGY - 2.65%
    1,159,700  Amgen*......................   $    53,995,632
                                              ---------------
               CAPITAL GOODS - 8.51%
      804,500  Caterpillar.................        32,863,825
    3,000,000  Masco.......................        61,680,000
      623,000  3M..........................        79,083,620
                                              ---------------
                                                  173,627,445
                                              ---------------
               COMMUNICATIONS - 3.17%
      287,500  eBay*.......................        18,181,500
      612,000  Gannett.....................        46,469,160
                                              ---------------
                                                   64,650,660
                                              ---------------
               CONSUMER CYCLICALS - 2.17%
    1,432,700  Marriott International,
                Class A ...................        44,313,411
                                              ---------------
               CONSUMER STAPLES - 15.96%
    1,861,500  Colgate-Palmolive...........       102,345,270
    2,554,500  Gillette....................        76,328,460
    1,616,700  Newell Rubbermaid...........        52,413,414
    1,065,900  Procter & Gamble............        94,278,855
                                              ---------------
                                                  325,365,999
                                              ---------------
               ENTERTAINMENT AND LEISURE - 1.95%
    2,380,600  Disney, Walt................        39,756,020
                                              ---------------
               FINANCE - 4.88%
    1,026,000  Bank of New York............        26,676,000
    1,970,633  Citigroup...................        72,814,890
                                              ---------------
                                                   99,490,890
                                              ---------------
               FOOD AND BEVERAGES - 7.87%
    2,140,000  Coca-Cola...................        99,467,200
    1,383,800  PepsiCo.....................        61,025,580
                                              ---------------
                                                  160,492,780
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               INSURANCE - 6.87%
    1,370,000  American International Group   $    85,693,500
    1,163,100  Marsh & McLennan............        54,328,401
                                              ---------------
                                                  140,021,901
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 10.03%
    1,750,000  Johnson & Johnson...........       102,812,500
    2,270,000  Medtronic...................       101,696,000
                                              ---------------
                                                  204,508,500
                                              ---------------
               OIL AND GAS EXTRACTION - 7.22%
    1,014,600  GlobalSantaFe...............        24,248,940
    1,943,300  Schlumberger................        77,945,763
    2,050,000  Transocean .................        45,059,000
                                              ---------------
                                                  147,253,703
                                              ---------------
               PHARMACEUTICALS - 9.47%
      754,100  Eli Lilly...................        41,852,550
    3,164,800  Pfizer......................       100,545,696
    1,180,200  Pharmacia...................        50,748,600
                                              ---------------
                                                  193,146,846
                                              ---------------
               RETAIL - 5.04%
    1,575,000  Costco Wholesale*...........        53,439,750
      845,900  Kohl's*.....................        49,442,855
                                              ---------------
                                                  102,882,605
                                              ---------------
               TECHNOLOGY - 2.92%
      914,800  Electronic Arts*............        59,571,776
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 5.02%
    2,964,900  QUALCOMM*...................       102,348,348
                                              ---------------
               TRANSPORTATION - 1.96%
      664,500  United Parcel Service, Class B      39,876,645
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $2,009,118,107).....     1,951,303,161
                                              ---------------

INVESTMENT COMPANY - 2.78%
   56,753,368  Deutsche Cash Management
                 Fund......................        56,753,368
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $56,753,368)........        56,753,368
                                              ---------------
TOTAL INVESTMENTS - 98.47%
   (Cost $2,065,871,475)**.................     2,008,056,529
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 1.53%...        31,103,066
                                              ---------------
NET ASSETS - 100.00%.......................   $ 2,039,159,595
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $2,097,969,875.

     Gross unrealized appreciation            $    97,681,820
     Gross unrealized depreciation               (187,595,166)
                                              ---------------
     Net unrealized depreciation              $   (89,913,346)
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             35%
Finance                         21%
Communications                  11%
Food and Beverages               8%
Capital Goods                    6%
Utilities                        6%
Oil and Gas Extraction           6%
Convertible Preferred Stocks     3%
Cash and Other Net Assets        2%
Convertible Bond                 2%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 93.54%
               BASIC MATERIALS - 0.82%
        3,570  Alcoa.......................   $        78,754
                                              ---------------
               CAPITAL GOODS - 5.78%
        5,130  Boeing......................           152,617
        2,820  General Dynamics............           223,147
        2,930  United Technologies.........           180,693
                                              ---------------
                                                      556,457
                                              ---------------
               CHEMICALS - 1.62%
        3,775  duPont (E.I.) de Nemours....           155,719
                                              ---------------
               COMMERCIAL SERVICES - 2.99%
       10,950  Accenture, Class A*.........           184,836
        7,200  Concord EFS*................           102,816
                                              ---------------
                                                      287,652
                                              ---------------
               COMMUNICATIONS - 10.77%
        3,875  ALLTEL......................           192,626
       19,800  AT&T........................           258,192
        9,925  BellSouth...................           259,539
        7,955  Cox Communications, Class A*           217,967
        8,800  Sprint......................           109,296
                                              ---------------
                                                    1,037,620
                                              ---------------
               CONSUMER CYCLICALS - 2.60%
        3,500  Marriott International, Class A        108,255
        7,730  Mattel......................           141,923
                                              ---------------
                                                      250,178
                                              ---------------
               CONSUMER STAPLES - 3.11%
        3,755  Estee Lauder, Class A.......           109,346
        5,870  Newell Rubbermaid...........           190,305
                                              ---------------
                                                      299,651
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               FINANCE - 21.19%
        6,450  BB&T........................   $       233,813
            2  Berkshire Hathaway, Class A*           148,380
          122  Berkshire Hathaway, Class B*           300,120
        2,250  Capital One Financial.......            68,558
        6,616  Citigroup...................           244,461
        3,250  Fannie Mae..................           217,295
        3,150  Morgan Stanley..............           122,598
        9,370  U.S. Bancorp................           197,613
        9,222  Washington Mutual...........           329,779
        3,535  Wells Fargo.................           178,411
                                              ---------------
                                                    2,041,028
                                              ---------------
               FOOD AND BEVERAGES - 8.44%
        6,025  ConAgra Foods...............           146,106
        7,015  Kellogg.....................           223,498
        6,920  Kraft Foods, Class A........           273,340
        2,660  Unilever....................           170,267
                                              ---------------
                                                      813,211
                                              ---------------
               HEALTH CARE SERVICES - 1.94%
        4,300  HCA.........................           187,007
                                              ---------------
               INSURANCE - 3.80%
        5,310  ACE.........................           163,282
        6,960  Prudential Financial*.......           203,232
                                              ---------------
                                                      366,514
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 1.17%
        3,805  Guidant*....................           112,514
                                              ---------------
               OIL AND GAS EXTRACTION - 5.86%
        3,005  Anadarko Petroleum..........           133,843
        2,418  ChevronTexaco...............           163,529
        2,226  ConocoPhilips...............           107,961
        4,720  Exxon Mobil.................           158,875
                                              ---------------
                                                      564,208
                                              ---------------
               PHARMACEUTICALS - 5.26%
        5,575  Bristol-Myers Squibb........           137,201
        6,400  Pfizer......................           203,328
        4,975  Wyeth.......................           166,662
                                              ---------------
                                                      507,191
                                              ---------------
               RESTAURANTS - 1.96%
       10,425  McDonald's..................           188,797
                                              ---------------
               RETAIL - 3.75%
        4,550  Best Buy*...................            93,775
        7,750  J.C. Penney (Holding Company)          147,637
        7,650  Limited Brands..............           119,876
                                              ---------------
                                                      361,288
                                              ---------------
               TECHNOLOGY - 5.01%
        9,295  Apple Computer*.............           149,371
       21,117  Hewlett-Packard.............           333,648
                                              ---------------
                                                      483,019
                                              ---------------
               UTILITIES - 5.88%
        3,890  Dominion Resources..........           186,720
        8,950  Duke Energy.................           183,386
        3,900  Exelon......................           196,560
                                              ---------------
                                                      566,666
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               WASTE MANAGEMENT - 1.59%
        6,640  Waste Management............   $       152,853
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $9,318,883).........         9,010,327
                                              ---------------

CONVERTIBLE PREFERRED STOCKS - 2.85%
               FINANCE - 1.53%
        5,000  Capital One Financial.......           147,000
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 1.32%
        3,800  Motorola....................           127,300
                                              ---------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
                 (Cost $275,418)...........           274,300
                                              ---------------
 PAR VALUE
 ---------

CONVERTIBLE BOND - 1.75%
$     200,000  Nextel Communications
                 4.750%, 07/01/07 .........           168,750
                                              ---------------
               TOTAL CONVERTIBLE BOND
                 (Cost $155,428)...........           168,750
                                              ---------------
 SHARES
 ------

INVESTMENT COMPANY - 2.06%
      198,120  Deutsche Institutional
                 Cash Management Fund......           198,120
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $198,120)...........           198,120
                                              ---------------
TOTAL INVESTMENTS - 100.20%
   (Cost $9,947,849)**.....................         9,651,497
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.20)%.           (19,403)
                                              ---------------
NET ASSETS - 100.00%.......................   $     9,632,094
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $10,024,405.

     Gross unrealized appreciation ........   $       291,840
     Gross unrealized depreciation ........          (664,748)
                                              ---------------
     Net unrealized depreciation ..........   $      (372,908)
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VALUE FUND                                                      OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             25%
Finance                         22%
Oil and Gas Extraction          11%
Basic Materials                 10%
Pharmaceuticals                  7%
Communications                   7%
Consumer Staples                 6%
Leisure                          6%
Cash and Other Net Assets        4%
Convertible Preferred Stocks     2%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 94.05%
               AUTOMOBILE - 0.26%
       42,100  Delphi......................   $       293,016
                                              ---------------
               BASIC MATERIALS - 10.41%
       23,100  Air Products & Chemicals....         1,021,020
       18,500  Akzo Nobel, SP ADR..........           552,410
       16,600  Alcan.......................           467,290
       84,800  Alcoa.......................         1,870,688
       47,500  International Paper.........         1,659,175
        8,400  Phelps Dodge*...............           260,568
       23,500  PPG Industries..............         1,105,205
       22,000  Praxair.....................         1,199,000
       20,000  Smurfit-Stone Container*....           260,200
      169,400  Syngenta, ADR...............         2,000,614
        9,800  3M..........................         1,244,012
                                              ---------------
                                                   11,640,182
                                              ---------------
               CAPITAL GOODS - 4.29%
       21,400  Caterpillar.................           874,190
       63,900  Deere.......................         2,964,321
       19,900  Honeywell International.....           476,406
        4,500  Illinois Tool Works.........           276,300
        2,000  Northrop Grumman............           206,260
                                              ---------------
                                                    4,797,477
                                              ---------------
               COMMERCIAL SERVICES - 0.64%
       42,700  Accenture, Class A*.........           720,776
                                              ---------------
               COMMUNICATIONS - 6.69%
      116,400  AT&T........................         1,517,856
       84,800  BellSouth...................         2,217,520
       12,300  BT Group, SP ADR............           351,780
       27,700  Gannett.....................         2,103,261
       50,200  SBC Communications..........         1,288,132
                                              ---------------
                                                    7,478,549
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               CONSUMER CYCLICALS - 0.56%
       13,200  Nike........................   $       622,908
                                              ---------------
               CONSUMER STAPLES - 6.35%
      125,500  Archer-Daniels-Midland......         1,709,310
       27,100  Kimberly-Clark..............         1,395,650
       67,400  Philip Morris...............         2,746,550
       14,100  Procter & Gamble............         1,247,145
                                              ---------------
                                                    7,098,655
                                              ---------------
               FINANCE - 21.51%
       27,300  American Express............           992,901
       42,400  Bank of America.............         2,959,520
       11,000  Bank One....................           424,270
      122,700  Citigroup...................         4,533,765
       21,800  Equity Office Properties Trust,
                 REIT......................           524,944
       18,100  Fannie Mae..................         1,210,166
       71,800  FleetBoston Financial.......         1,679,402
       22,100  Freddie Mac.................         1,360,918
       24,200  Goldman Sachs Group.........         1,732,720
       54,600  Mellon Financial............         1,544,634
       29,810  Merrill Lynch...............         1,131,289
       41,500  National City...............         1,125,895
       23,900  SAFECO......................           849,884
       42,400  SouthTrust..................         1,086,288
       22,400  SunTrust Banks..............         1,362,816
       44,000  Wachovia....................         1,530,760
                                              ---------------
                                                   24,050,172
                                              ---------------
               FOOD AND BEVERAGES - 5.37%
       12,800  Diageo, SP ADR..............           570,496
       22,000  Heinz (H.J.)................           707,520
       79,700  Kellogg.....................         2,539,242
       36,400  PepsiCo.....................         1,605,240
       16,016  Smucker (J.M.)..............           586,346
                                              ---------------
                                                    6,008,844
                                              ---------------
               HEALTH CARE SERVICES - 0.78%
       50,400  Pall........................           875,448
                                              ---------------
               INSURANCE - 4.98%
       52,400  Allstate....................         2,084,472
       14,400  Chubb (The).................           812,304
       21,300  Hartford Financial Services
                 Group ....................           841,350
       49,680  MetLife.....................         1,186,359
       16,000  St. Paul....................           524,800
        4,406  Travelers Property Casualty,
                 Class A*..................            58,820
        4,254  Travelers Property Casualty,
                 Class B*..................            57,514
                                              ---------------
                                                    5,565,619
                                              ---------------
               LEISURE - 5.68%
       52,600  Disney, Walt................           878,420
       19,900  Eastman Kodak...............           655,705
       46,800  Reed Elsevier, SP ADR.......         1,698,840
       20,700  Tribune.....................           994,635
       47,700  Viacom, Class B*............         2,127,897
                                              ---------------
                                                    6,355,497
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 0.38%
       17,100  Baxter International........           427,842
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VALUE FUND                                                      OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               OIL AND GAS EXTRACTION - 11.27%
       24,300  Anadarko Petroleum..........   $     1,082,322
       22,800  Apache......................         1,232,568
       14,400  Baker Hughes................           418,320
       36,500  BP, SP ADR..................         1,403,425
       21,900  Devon Energy................         1,105,950
      127,200  Exxon Mobil.................         4,281,552
       47,900  National Fuel Gas...........           966,143
       25,800  Schlumberger................         1,034,838
       38,900  Unocal......................         1,075,196
                                              ---------------
                                                   12,600,314
                                              ---------------
               PHARMACEUTICALS - 6.67%
       38,200  Abbott Laboratories.........         1,599,434
       18,800  Eli Lilly...................         1,043,400
       23,500  Merck.......................         1,274,640
       71,100  Pfizer......................         2,258,847
       60,100  Schering-Plough.............         1,283,135
                                              ---------------
                                                    7,459,456
                                              ---------------
               RETAIL - 0.99%
        6,000  Kroger*.....................            89,040
       38,600  Sears, Roebuck..............         1,013,636
                                              ---------------
                                                    1,102,676
                                              ---------------
               TECHNOLOGY - 1.96%
       29,000  Analog Devices*.............           777,200
       50,800  Intel.......................           878,840
       33,400  Texas Instruments...........           529,724
                                              ---------------
                                                    2,185,764
                                              ---------------
               TRANSPORTATION - 0.68%
       17,810  Canadian National Railway...           759,953
                                              ---------------
               UTILITIES - 4.58%
       32,800  Energy East.................           698,640
       14,600  FPL Group...................           861,108
       19,600  KeySpan.....................           715,988
       31,700  NiSource....................           523,684
       32,600  NSTAR.......................         1,367,570
       11,300  Pinnacle West Capital.......           322,050
        8,500  PPL.........................           294,185
       14,400  WGL Holdings................           333,072
                                              ---------------
                                                    5,116,297
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $115,651,188).......       105,159,445
                                              ---------------

CONVERTIBLE PREFERRED STOCKS - 2.32%
               AUTOMOTIVE - 0.48%
       25,900  General Motors, Series B....           540,015
                                              ---------------
               CAPITAL GOODS - 0.27%
        2,700  Northrop Grumman............           300,483
                                              ---------------
               INSURANCE - 0.31%
       16,110  Travelers Property Casualty.           342,337
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 0.97%
       32,300  Motorola....................         1,082,050
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               UTILITIES - 0.29%
       13,200  TXU.........................   $       326,700
                                              ---------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
                 (Cost $3,581,759).........         2,591,585
                                              ---------------

INVESTMENT COMPANY - 3.58%
    4,006,219  J.P. Morgan Chase Institutional
                 Federal Money Market Fund.         4,006,219
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $4,006,219).........         4,006,219
                                              ---------------
TOTAL INVESTMENTS - 99.95%
   (Cost $123,239,166)**...................       111,757,249
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.05%...            60,102
                                              ---------------
NET ASSETS - 100.00%.......................   $   111,817,351
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $124,277,436.

     Gross unrealized appreciation ........   $     2,838,054
     Gross unrealized depreciation ........       (15,358,241)
                                              ---------------
     Net unrealized depreciation ..........   $   (12,520,187)
                                              ===============

      ADR  American Depositary Receipt
     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             19%
Communications                  17%
Entertainment and Leisure       13%
Food and Beverages              10%
Retail                          10%
Health Care Services            10%
Building                         7%
Medical Products and Supplies    6%
Finance                          6%
Cash and Other Net Assets        2%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 98.28%
               BIOTECHNOLOGY - 3.97%
          900  Amgen*......................   $        41,904
        1,200  Biogen*.....................            44,028
                                              ---------------
                                                       85,932
                                              ---------------
               BUILDING - 7.01%
        2,000  Centex......................            90,960
        1,100  Lennar......................            60,687
                                              ---------------
                                                      151,647
                                              ---------------
               CAPITAL GOODS - 4.07%
        1,900  Deere.......................            88,141
                                              ---------------
               CHEMICALS - 2.52%
        1,000  Praxair.....................            54,500
                                              ---------------
               COMMUNICATIONS - 16.52%
        4,200  AT&T........................            54,768
        1,800  Comcast, Class A*...........            42,192
        1,200  Gannett.....................            91,116
        5,000  Nextel Communications,
                 Class A*..................            56,400
          500  Scripps (E.W.) (The)........            38,595
        6,000  Sprint......................            74,520
                                              ---------------
                                                      357,591
                                              ---------------
               CONSUMER STAPLES - 3.16%
        1,100  Avery Dennison..............            68,464
                                              ---------------
               ENTERTAINMENT AND LEISURE - 13.36%
        3,600  Fox Entertainment Group,
                 Class A*..................            87,876
        1,700  Harrah's Entertainment*.....            71,400
          900  International Game Technology*          67,689
        2,000  MGM MIRAGE*.................            62,200
                                              ---------------
                                                      289,165
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               FINANCE - 6.02%
          500  Bank of America.............   $        34,900
        1,100  Countrywide Credit Industries           55,341
          600  Fannie Mae..................            40,116
                                              ---------------
                                                      130,357
                                              ---------------
               FOOD AND BEVERAGES - 10.15%
        3,000  Coca-Cola Enterprises.......            71,520
          900  Hershey Foods...............            58,563
        1,400  Unilever....................            89,614
                                              ---------------
                                                      219,697
                                              ---------------
               HEALTH CARE SERVICES - 9.65%
          600  UnitedHealth Group..........            54,570
        1,000  HCA.........................            43,490
        1,200  Universal Health Services,
                 Class B*..................            58,176
          700  Wellpoint Health Networks*..            52,647
                                              ---------------
                                                      208,883
                                              ---------------
               INSURANCE - 2.89%
        2,100  Old Republic International..            62,601
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 6.48%
        1,900  Johnson & Johnson...........           111,625
          800  St. Jude Medical*...........            28,488
                                              ---------------
                                                      140,113
                                              ---------------
               OIL AND GAS EXTRACTION - 2.24%
        2,600  Ocean Energy................            48,438
                                              ---------------
               RETAIL - 10.24%
        4,100  Gap (The)...................            48,257
        2,000  Lowe's......................            83,460
        2,000  Michaels Stores*............            89,920
                                              ---------------
                                                      221,637
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $2,111,920).........         2,127,166
                                              ---------------
 PAR VALUE
 ---------

REPURCHASE AGREEMENT - 14.72%
$     318,640  Morgan Stanley, 1.550%,
                 dated 10/31/02, matures 11/01/02,
                 repurchase price $318,654
                 (collateralized by U.S. Treasury
                 Instruments, total market
                 value: $325,028)..........           318,640
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $318,640)...........           318,640
                                              ---------------
TOTAL INVESTMENTS - 113.00%
   (Cost $2,430,560)**.....................         2,445,806
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (13.00)%         (281,366)
                                              ---------------
NET ASSETS - 100.00%.......................   $     2,164,440
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $2,438,934.

     Gross unrealized appreciation ........   $        72,119
     Gross unrealized depreciation ........           (65,247)
                                              ---------------
     Net unrealized appreciation ..........   $         6,872
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TALON MID CAP FUND                                              OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             24%
Technology                      21%
Printing and Publishing         10%
Entertainment and Leisure        8%
Telecomm. Equipment              7%
Cash and Other Net Assets        6%
Agriculture                      6%
Medical Products and Supplies    6%
Automotive                       6%
Pharmaceuticals                  6%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 93.71%
               AGRICULTURE - 5.61%
       92,400  Bunge.......................   $     2,345,112
      149,000  Monsanto....................         2,462,970
                                              ---------------
                                                    4,808,082
                                              ---------------
               AUTOMOTIVE - 5.69%
       64,000  BorgWarner..................         2,878,720
       37,000  Magna International, Class A         1,999,850
                                              ---------------
                                                    4,878,570
                                              ---------------
               CAPITAL GOODS - 1.39%
       72,000  Rockwell Automation.........         1,191,600
                                              ---------------
               CHEMICALS - 1.43%
       40,000  FMC*........................         1,223,600
                                              ---------------
               COMMERCIAL SERVICES - 2.71%
      127,100  Wallace Computer Services...         2,327,201
                                              ---------------
               COMMUNICATIONS - 4.58%
      172,000  Interpublic Group...........         2,058,840
       55,000  WPP Group, SP ADR...........         1,867,250
                                              ---------------
                                                    3,926,090
                                              ---------------
               CONSUMER CYCLICALS - 1.84%
       86,000  Mattel......................         1,578,960
                                              ---------------
               ELECTRONICS - 4.79%
      474,700  Symbol Technologies.........         4,106,155
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               ENTERTAINMENT AND LEISURE - 8.48%
       69,100  Hearst-Argyle Television*...   $     1,719,899
      142,500  Metro-Goldwyn-Mayer*........         1,824,000
      250,000  Yahoo!*.....................         3,730,000
                                              ---------------
                                                    7,273,899
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 6.47%
       22,000  Boston Scientific*..........           827,860
       69,000  Edwards Lifesciences*.......         1,772,610
       40,000  IMS Health..................           601,600
      336,400  PerkinElmer.................         2,341,344
                                              ---------------
                                                    5,543,414
                                              ---------------
               OIL AND GAS EXTRACTION - 5.05%
      119,873  FMC Technologies*...........         2,217,651
      240,000  Veritas DGC*................         2,112,000
                                              ---------------
                                                    4,329,651
                                              ---------------
               PHARMACEUTICALS - 5.76%
      219,000  Alpharma, Class A...........         2,076,120
      104,000  Watson Pharmaceuticals*.....         2,858,960
                                              ---------------
                                                    4,935,080
                                              ---------------
               PRINTING AND PUBLISHING - 9.70%
       92,500  Belo, Class A...............         2,136,750
      285,100  Reader's Digest Association,
                 Class A...................         4,635,726
       35,000  Scholastic*.................         1,545,250
                                              ---------------
                                                    8,317,726
                                              ---------------
               RETAIL - 1.00%
       50,000  Borders Group*..............           861,500
                                              ---------------
               TECHNOLOGY - 20.69%
      211,000  American Power Conversion*..         2,726,120
       80,000  Apple Computer*.............         1,285,600
       50,200  Diebold.....................         1,789,630
      385,900  Legato Systems*.............         1,404,676
      420,000  Mentor Graphics*............         3,987,060
      129,000  Progress Software*..........         1,609,920
      564,800  Unisys*.....................         4,930,704
                                              ---------------
                                                   17,733,710
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 6.64%
      496,700  Andrew*.....................         4,271,620
       53,800  Harris......................         1,419,244
                                              ---------------
                                                    5,690,864
                                              ---------------
               TRANSPORTATION - 1.88%
       50,000  CNF.........................         1,609,500
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $88,788,642)........        80,335,602
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TALON MID CAP FUND                                              OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

INVESTMENT COMPANIES - 5.20%
    4,180,991  Deutsche Cash Management
                 Fund......................   $     4,180,991
      277,691  Deutsche Institutional
                 Treasury Money Fund.......           277,691
                                              ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $4,458,682).........         4,458,682
                                              ---------------
TOTAL INVESTMENTS - 98.91%
   (Cost $93,247,324)**....................        84,794,284
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 1.09%...           933,208
                                              ---------------
NET ASSETS - 100.00%.......................   $    85,727,492
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $93,355,957.

     Gross unrealized appreciation ........   $     4,085,072
     Gross unrealized depreciation ........       (12,646,745)
                                              ---------------
     Net unrealized depreciation ..........   $    (8,561,673)
                                              ===============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             31%
Finance                         16%
Communications                  13%
Commercial Services             12%
Consumer Cyclicals              11%
Food and Beverages               5%
Cash and Other Net Assets        4%
Pharmaceuticals                  4%
Convertible Bonds                3%
Convertible Preferred Stock      1%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 91.72%
               BASIC MATERIALS - 2.57%
       10,773  International Aluminum......   $       183,141
       65,575  Steel Dynamics*.............           854,442
                                              ---------------
                                                    1,037,583
                                              ---------------
               CAPITAL GOODS - 3.41%
      121,645  Concord Camera*.............           665,398
       32,600  Itron*......................           713,614
                                              ---------------
                                                    1,379,012
                                              ---------------
               COMMERCIAL SERVICES - 11.73%
       54,490  Aaron Rents.................         1,174,259
       74,000  Administaff*................           449,920
       37,000  AMN Healthcare Services*....           535,020
       35,500  Forrester Research*.........           489,900
       70,460  Hooper Holmes...............           468,559
       50,945  Kelly Services, Class A.....         1,205,359
       20,500  MAXIMUS*....................           417,790
                                              ---------------
                                                    4,740,807
                                              ---------------
               COMMUNICATIONS - 13.48%
       59,075  CheckFree*..................           961,741
       37,390  Emmis Communications,
                 Class A*..................           815,850
       59,000  Mediacom Communications*....           321,550
       50,350  Network Associates*.........           800,062
      270,750  3Com*.......................         1,142,294
      441,480  ValueClick*.................         1,143,433
       36,000  webMethods*.................           260,280
                                              ---------------
                                                    5,445,210
                                              ---------------
               CONSUMER CYCLICALS - 10.51%
       43,600  Clayton Homes...............           493,552
       23,860  KB HOME.....................         1,126,192
       18,000  Kellwood....................           420,300
       60,540  Nautica Enterprises*........           678,048

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               CONSUMER CYCLICALS (CONTINUED)
       27,420  Standard-Pacific............   $       665,757
       50,600  Steven Madden*..............           864,805
                                              ---------------
                                                    4,248,654
                                              ---------------
               CONSUMER STAPLES - 3.01%
       69,740  Elizabeth Arden*............           767,837
        9,400  Scotts (The), Class A*......           447,440
                                              ---------------
                                                    1,215,277
                                              ---------------
               FINANCE - 15.63%
       15,550  CBL & Associates Properties,
                 REIT......................           574,728
       52,940  Entertainment Properties Trust,
                 REIT......................         1,191,680
       35,150  First Charter...............           595,441
      106,645  Innkeepers USA Trust, REIT..           827,565
       30,510  MAF Bancorp.................           991,270
       16,500  People's Bank...............           405,900
       54,860  Seacoast Financial Services.         1,191,559
       13,780  UMB Financial...............           537,971
                                              ---------------
                                                    6,316,114
                                              ---------------
               FOOD AND BEVERAGES - 4.77%
       65,975  Chiquita Brands International*         807,534
       46,065  United Natural Foods*.......         1,119,380
                                              ---------------
                                                    1,926,914
                                              ---------------
               INSURANCE - 1.93%
        2,500  Alleghany*..................           451,250
       86,310  FPIC Insurance Group*.......           327,978
                                              ---------------
                                                      779,228
                                              ---------------
               LODGING - 1.02%
       12,500  Four Seasons Hotels.........           410,625
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 3.20%
       36,400  Cytyc*......................           380,744
       35,500  Edwards Lifesciences*.......           911,995
                                              ---------------
                                                    1,292,739
                                              ---------------
               OIL AND GAS EXTRACTION - 3.58%
       47,035  Core Laboratories*..........           443,540
       40,250  Pioneer Natural Resources*..         1,001,018
                                              ---------------
                                                    1,444,558
                                              ---------------
               PHARMACEUTICALS - 4.19%
       23,225  Medicis Pharmaceutical*.....         1,066,028
       38,200  Noven Pharmaceuticals*......           489,342
       53,450  Pharmacyclics*..............           137,901
                                              ---------------
                                                    1,693,271
                                              ---------------
               RESTAURANTS - 2.89%
       26,225  Papa John's International*..           682,636
       25,480  Ryan's Family Steak Houses*.           261,425
       20,415  Steak `n Shake (The)*.......           224,361
                                              ---------------
                                                    1,168,422
                                              ---------------
               RETAIL - 3.32%
       42,450  bebe stores*................           551,001
       13,875  Hibbett Sporting Goods*.....           303,724
       92,080  Restoration Hardware*.......           488,024
                                              ---------------
                                                    1,342,749
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               TECHNOLOGY - 4.10%
       88,660  CIBER*......................   $       476,991
       90,790  IKON Office Solutions*......           642,793
       22,825  NetScreen Technologies......           300,605
       47,600  TIBCO Software*.............           238,000
                                              ---------------
                                                    1,658,389
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 1.78%
       25,800  Advanced Fibre Communications*         417,418
       41,400  Comverse Technology*........           301,806
                                              ---------------
                                                      719,224
                                              ---------------
               TRANSPORTATION - 0.60%
       18,500  Atlantic Coast Airlines Holdings*      244,200
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $36,878,060)........        37,062,976
                                              ---------------
 PAR VALUE
 ---------

CONVERTIBLE BONDS - 2.53%
               COMMUNICATIONS - 1.35%
$     746,000  Aether Systems, Subordinated Notes
                 6.000%, 03/22/05 .........           544,580
                                              ---------------
               FINANCE - 1.18%
      750,000  E*trade Group
                 6.000%, 02/01/07 .........           479,063
                                              ---------------
               TOTAL CONVERTIBLE BONDS
                 (Cost $974,354)...........         1,023,643
                                              ---------------
 SHARES
 ------

CONVERTIBLE PREFERRED STOCK - 1.34%
               ENTERTAINMENT AND LEISURE - 1.34%
       36,700  Six Flags Inc...............           541,325
                                              ---------------
               TOTAL CONVERTIBLE PREFERRED STOCK
                 (Cost $459,300)...........           541,325
                                              ---------------

INVESTMENT COMPANY - 3.12%
    1,259,284  Deutsche Institutional
                 Cash Management Fund......         1,259,284
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $1,259,284).........         1,259,284
                                              ---------------
TOTAL INVESTMENTS - 98.71%
   (Cost $39,570,998)**....................        39,887,228
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 1.29%...           519,987
                                              ---------------
NET ASSETS - 100.00%.......................   $    40,407,215
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $39,734,098.

     Gross unrealized appreciation ........   $     3,584,930
     Gross unrealized depreciation ........        (3,431,800)
                                              ---------------
     Net unrealized appreciation ..........   $       153,130
                                              ===============

     REIT  Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             25%
Consumer Cyclicals              22%
Retail                          11%
Technology                       9%
Oil and Gas Extraction           9%
Automotive                       6%
Entertainment and Leisure        5%
Food and Beverages               5%
Cash and Other Net Assets        4%
Capital Goods                    4%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 96.08%
               AUTOMOTIVE - 6.05%
      428,650  American Axle & Manufacturing
                 Holdings*.................   $    10,159,005
       79,100  BorgWarner..................         3,557,918
      200,300  Superior Industries
                 International ............         8,506,741
                                              ---------------
                                                   22,223,664
                                              ---------------
               BIOTECHNOLOGY - 1.22%
      155,200  Biosite*....................         4,482,176
                                              ---------------
               CAPITAL GOODS - 3.89%
      165,000  AGCO*.......................         4,191,000
       75,300  Alliant Techsystems*........         4,529,295
      183,700  Jacobs Engineering Group*...         5,564,273
                                              ---------------
                                                   14,284,568
                                              ---------------
               COMMUNICATIONS - 2.20%
      788,300  C-COR.net*..................         3,269,869
      329,000  eSPEED, Class A*............         4,790,240
                                              ---------------
                                                    8,060,109
                                              ---------------
               CONSUMER CYCLICALS - 22.31%
      121,300  Beazer Homes USA*...........         7,973,049
      347,500  D.R. Horton.................         6,696,325
       52,000  Dominion Homes..............           803,400
      285,800  Hovanian Enterprises, Class A*      10,808,956
      289,700  KB HOME.....................        13,673,840
      229,200  La-Z-Boy....................         5,454,960
      201,800  M.D.C. Holdings.............         7,575,572
      253,900  Pulte Homes.................        11,659,088
      295,600  Ryland Group (The)..........        12,296,960
      204,100  Standard-Pacific............         4,955,548
                                              ---------------
                                                   81,897,698
                                              ---------------
               ELECTRONICS - 2.18%
      169,400  FLIR Systems*...............         8,017,702
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               ENTERTAINMENT AND LEISURE - 5.02%
      335,600  Alliance Gaming*............   $     5,624,656
      118,800  Boyd Gaming*................         1,313,928
      180,200  Lin TV, Class A*............         3,717,526
      198,300  Regal Entertainment Group,
                 Class A...................         3,827,190
      220,100  Station Casinos*............         3,959,599
                                              ---------------
                                                   18,442,899
                                              ---------------
               FINANCE - 2.06%
      139,000  Jefferies Group.............         5,789,350
       60,600  St. Joe (The)...............         1,768,308
                                              ---------------
                                                    7,557,658
                                              ---------------
               FOOD AND BEVERAGES - 4.68%
      629,500  Fresh Del Monte Produce.....        17,160,170
                                              ---------------
               HEALTH CARE SERVICES - 2.59%
      341,100  AmSurg*.....................         9,503,046
                                              ---------------
               INSURANCE - 1.71%
      201,000  IPC Holdings................         6,265,170
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 2.78%
      475,200  Cytyc*......................         4,970,592
      222,700  Merit Medical Systems*......         5,233,450
                                              ---------------
                                                   10,204,042
                                              ---------------
               OIL AND GAS EXTRACTION - 8.72%
      129,300  Patterson-UTI Energy*.......         3,739,356
      151,600  Pioneer Natural Resources*..         3,770,292
      462,600  Pride International*........         6,420,888
      280,900  Rowan.......................         5,727,551
       14,900  Tidewater...................           419,733
      740,000  Ultra Petroleum*............         6,090,200
      356,000  Varco International*........         5,852,640
                                              ---------------
                                                   32,020,660
                                              ---------------
               PHARMACEUTICALS - 3.09%
      397,100  Sangstat Medical*...........         7,409,886
      265,800  Telik*......................         3,920,550
                                              ---------------
                                                   11,330,436
                                              ---------------
               RESTAURANTS - 3.43%
      387,900  Landry's Restaurants........         8,828,604
      109,400  P.F. Chang's China Bistro*..         3,774,300
                                              ---------------
                                                   12,602,904
                                              ---------------
               RETAIL - 10.52%
      520,500  Chico's FAS*................        10,045,650
      137,300  Christopher & Banks*........         3,665,910
      110,600  Claire's Stores.............         2,849,056
      339,000  Hollywood Entertainment*....         6,664,740
      156,700  Michaels Stores*............         7,045,232
      436,500  PETsMART*...................         8,341,515
                                              ---------------
                                                   38,612,103
                                              ---------------
               TECHNOLOGY - 9.17%
      585,300  Documentum*.................         8,551,233
      403,000  Edwards (J.D.)*.............         4,779,580
      262,300  FileNET*....................         2,845,955
      360,900  Hyperion Solutions*.........         9,744,300
      390,900  SanDisk*....................         7,728,093
                                              ---------------
                                                   33,649,161
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               TRANSPORTATION - 1.03%
      324,200  Frontier Airlines*..........   $     1,928,990
       46,200  JetBlue Airways*............         1,866,018
                                              ---------------
                                                    3,795,008
                                              ---------------
               WASTE DISPOSAL - 3.43%
      378,600  Stericycle*.................        12,607,380
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $367,686,098).......       352,716,554
                                              ---------------
 PAR VALUE
 ---------

REPURCHASE AGREEMENT - 6.03%
$  22,137,909  Morgan Stanley, 1.550%,
                 dated 10/31/02, matures 11/01/02,
                 repurchase price $22,138,863
                 (collateralized by U.S. Treasury
                 Instruments, total market
                 value: $22,592,514).......        22,137,909
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $22,137,909)........        22,137,909
                                              ---------------
TOTAL INVESTMENTS - 102.11%
   (Cost $389,824,007)**...................       374,854,463
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (2.11)%.        (7,729,550)
                                              ---------------
NET ASSETS - 100.00%.......................   $   367,124,913
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $390,904,150.

     Gross unrealized appreciation ........   $    27,217,839
     Gross unrealized depreciation ........       (43,267,526)
                                              ---------------
     Net unrealized depreciation ..........   $   (16,049,687)
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

REAL ESTATE FUND                                                OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Retail                          26%
Office Properties               19%
Residential                     19%
Industrial                      17%
Diversified                      8%
Cash and Other Net Assets        4%
Hotels                           4%
Storage                          3%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 96.88%
               DIVERSIFIED - 8.36%
       17,300  Catellus Development*.......   $       307,940
       10,700  Colonial Properties Trust...           353,742
       27,300  Vornado Realty Trust........         1,003,275
                                              ---------------
                                                    1,664,957
                                              ---------------
               HOTELS - 3.93%
       36,600  Host Marriott*..............           300,120
       22,600  Orient Express Hotels*......           296,060
        8,000  Starwood Hotels & Resorts
                 Worldwide.................           186,400
                                              ---------------
                                                      782,580
                                              ---------------
               INDUSTRIAL - 17.25%
       26,385  AMB Property................           707,118
       11,100  CenterPoint Properties......           598,068
       35,280  Duke Realty.................           857,304
        9,800  Liberty Property Trust......           287,532
       40,800  ProLogis Trust..............           987,360
                                              ---------------
                                                    3,437,382
                                              ---------------
               OFFICE PROPERTIES - 19.03%
       15,475  Alexandria Real Estate Equities        649,950
       18,585  Boston Properties...........           663,484
       21,700  Brookfield Properties.......           386,260
       58,484  Equity Office Properties Trust       1,408,295
       23,400  SL Green Realty.............           682,812
                                              ---------------
                                                    3,790,801
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               RESIDENTIAL - 19.13%
       19,885  Apartment Investment &
                 Management................   $       698,759
       40,100  Archstone-Smith Trust.......           919,894
       17,724  AvalonBay Communities.......           668,195
       49,500  Boardwalk Equities..........           476,685
       27,900  Equity Residential
                 Properties Trust..........           661,788
        4,700  Essex Property Trust........           223,062
        7,200  Gables Residential Trust....           163,080
                                              ---------------
                                                    3,811,463
                                              ---------------
               RETAIL - 26.01%
       18,700  CBL & Associates Properties.           691,152
       18,200  Developers Diversified Realty          389,480
       20,200  General Growth Properties...           971,216
       17,200  Heritage Property Investment           410,220
       23,050  Kimco Realty................           698,415
        6,425  Mills.......................           178,294
       16,700  Pan Pacific Retail Properties          559,450
       26,400  Simon Property Group........           901,560
       10,300  Weingarten Realty Investors.           382,645
                                              ---------------
                                                    5,182,432
                                              ---------------
               STORAGE - 3.17%
       21,500  Public Storage..............           632,530
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $19,615,251)........        19,302,145
                                              ---------------
 PAR VALUE
 ---------

REPURCHASE AGREEMENT - 2.82%
$     560,685  J.P. Morgan Chase, 1.500%,
                 dated 10/31/02, matured 11/01/02,
                 repurchase price $560,708
                 (collateralized by U.S. Treasury
                 Instrument, total market
                 value: $571,918)..........           560,685
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $560,685)...........           560,685
                                              ---------------
TOTAL INVESTMENTS - 99.70%
   (Cost $20,175,936)**....................        19,862,830
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.30%...            60,752
                                              ---------------
NET ASSETS - 100.00%.......................   $    19,923,582
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $20,124,461.

     Gross unrealized appreciation ........   $     1,314,985
     Gross unrealized depreciation ........        (1,576,616)
                                              ---------------
     Net unrealized depreciation ..........   $      (261,631)
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VEREDUS SCITECH FUND                                            OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Medical Products and Supplies   24%
Biotechnology                   16%
Computer Software               15%
U.s. Government Obligation      11%
Other Common Stocks              7%
Cash and Other Net Assets        7%
Pharmaceuticals                  6%
Computers                        5%
Waste Disposal                   5%
Electronics                      4%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 82.39%
               BIOTECHNOLOGY - 15.93%
          900  Amgen*......................   $        41,904
        1,200  Biogen*.....................            44,028
        3,800  Biosite*....................           109,744
        6,600  Exact Sciences*.............            96,690
        4,000  Telik*......................            59,000
                                              ---------------
                                                      351,366
                                              ---------------
               COMMUNICATIONS - 3.07%
        6,000  Nextel Communications,
                 Class A*..................            67,680
                                              ---------------
               COMPUTER SOFTWARE - 15.22%
        4,000  Activision*.................            82,000
        5,700  Documentum*.................            83,277
        2,400  Edwards (J.D.)*.............            28,464
        1,000  Electronic Arts*............            65,120
        1,600  FileNET*....................            17,360
        2,200  Hyperion Solutions*.........            59,400
                                              ---------------
                                                      335,621
                                              ---------------
               COMPUTERS - 4.52%
          700  Cognizant Technology Solutions*         46,319
        2,700  SanDisk*....................            53,379
                                              ---------------
                                                       99,698
                                              ---------------
               ELECTRONICS - 4.44%
       14,000  MEMC Electronic Materials*..            98,000
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 23.58%
       25,400  Cepheid*....................           125,958
        2,000  Dentsply International......            73,840
        1,550  Immucor*....................            34,565
        1,900  Johnson & Johnson...........           111,625
        3,900  Merit Medical Systems*......            91,650
        1,600  Patterson Dental*...........            82,416
                                              ---------------
                                                      520,054
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               PHARMACEUTICALS - 5.86%
        1,500  CV Therapeutics*............   $        36,000
        5,000  Sangstat Medical*...........            93,300
                                              ---------------
                                                      129,300
                                              ---------------
               SEMICONDUCTORS - 4.06%
       20,000  Silicon Image*..............            89,600
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 0.88%
        4,700  C-COR.net*..................            19,496
                                              ---------------
               WASTE DISPOSAL - 4.83%
        3,200  Stericycle*.................           106,560
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $1,809,051).........         1,817,375
                                              ---------------
  PAR VALUE
  ---------

U.S. GOVERNMENT OBLIGATION - 11.29%
               U.S. TREASURY BILL - 11.29%
$     250,000  1.560%, 01/23/03............           249,187
                                              ---------------
               TOTAL U.S. GOVERNMENT OBLIGATION
                 (Cost $249,078)...........           249,187
                                              ---------------

REPURCHASE AGREEMENT - 15.25%
      336,322  Morgan Stanley, 1.550%,
                 dated 10/31/02, matures 11/01/02,
                 repurchase price $336,336
                 (collateralized by U.S. Treasury
                 Instruments, total market
                 value: $343,211)..........           336,322
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $336,322)...........           336,322
                                              ---------------
TOTAL INVESTMENTS - 108.93%
   (Cost $2,394,451)**.....................         2,402,884
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (8.93)%.          (197,062)
                                              ---------------
NET ASSETS - 100.00%.......................   $     2,205,822
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $2,395,431.

     Gross unrealized appreciation ........   $       175,440
     Gross unrealized depreciation ........          (167,987)
                                              ---------------
     Net unrealized appreciation ..........   $         7,453
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

EQUITY PLUS FUND                                                OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             28%
Technology                      15%
Finance                         14%
Pharmaceuticals                  9%
Retail                           7%
Food and Beverages               6%
Consumer Staples                 6%
Cash and Other Net Assets        5%
Oil and Gas Extraction           5%
Electrical                       5%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 95.22%
               AUTOMOBILE - 0.68%
       44,400  Ford Motor..................   $       375,624
       13,600  General Motors..............           452,200
                                              ---------------
                                                      827,824
                                              ---------------
               BASIC MATERIALS - 1.43%
       20,800  Alcoa.......................           458,848
        2,000  Allegheny Technologies......            13,700
        1,400  Boise Cascade...............            33,306
       22,100  Dow Chemical................           574,379
       11,800  International Paper.........           412,174
        5,300  Weyerhaeuser................           240,090
                                              ---------------
                                                    1,732,497
                                              ---------------
               BIOTECHNOLOGY - 0.99%
       25,700  Amgen*......................         1,196,592
                                              ---------------
               CAPITAL GOODS - 3.97%
        2,000  Black & Decker..............            93,520
       20,600  Boeing......................           612,850
        7,100  Eastman Kodak...............           233,945
        5,000  General Dynamics............           395,650
       20,000  Honeywell International.....           478,800
        9,600  Raytheon....................           283,200
        4,500  Rockwell Automation.........            74,475
        9,600  3M..........................         1,218,624
       49,000  Tyco International..........           708,540
       11,500  United Technologies.........           709,205
                                              ---------------
                                                    4,808,809
                                              ---------------
               CHEMICALS - 0.86%
       25,200  duPont (E.I.) de Nemours....         1,039,500
                                              ---------------
               COMMUNICATIONS - 4.94%
       86,800  AT&T........................         1,131,872
       19,600  Nextel Communications,
                 Class A*..................           221,088

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               COMMUNICATIONS (CONTINUED)
       82,500  SBC Communications..........   $     2,116,950
       66,600  Verizon Communications......         2,514,816
                                              ---------------
                                                    5,984,726
                                              ---------------
               CONSUMER STAPLES - 5.59%
        5,800  Avon Products...............           281,242
       13,500  Colgate-Palmolive...........           742,230
       25,900  Gillette....................           773,892
       53,200  Philip Morris...............         2,167,900
       31,800  Procter & Gamble............         2,812,710
                                              ---------------
                                                    6,777,974
                                              ---------------
               ELECTRICAL - 5.08%
      243,700  General Electric............         6,153,425
                                              ---------------
               ENERGY - 0.44%
        8,200  Baker Hughes................           238,210
       12,500  El Paso.....................            96,875
       10,500  Halliburton.................           169,890
       12,600  Williams....................            23,688
                                              ---------------
                                                      528,663
                                              ---------------
               ENTERTAINMENT AND LEISURE - 0.79%
       50,000  Disney, Walt................           835,000
        2,800  Harrah's Entertainment*.....           117,600
                                              ---------------
                                                      952,600
                                              ---------------
               FINANCE - 13.85%
       32,700  American Express............         1,189,299
       38,600  Bank of America.............         2,694,280
       28,600  Bank One....................         1,103,102
      126,300  Citigroup...................         4,666,785
       11,600  Goldman Sachs Group.........           830,560
       48,400  J.P. Morgan Chase...........         1,004,300
        5,800  Lehman Brothers Holdings....           308,966
       21,800  Merrill Lynch...............           827,310
       26,900  Morgan Stanley..............         1,046,948
       47,900  U.S. Bancorp................         1,010,211
       41,600  Wells Fargo.................         2,099,552
                                              ---------------
                                                   16,781,313
                                              ---------------
               FOOD AND BEVERAGES - 5.61%
       21,700  Anheuser-Busch..............         1,144,892
       10,100  Campbell Soup...............           212,908
       61,000  Coca-Cola...................         2,835,280
        8,600  Heinz (H.J.)................           276,576
       42,900  PepsiCo.....................         1,891,890
       19,200  Sara Lee....................           438,336
                                              ---------------
                                                    6,799,882
                                              ---------------
               HEALTH CARE SERVICES - 0.45%
       12,600  HCA.........................           547,974
                                              ---------------
               INSURANCE - 3.61%
       64,100  American International Group         4,009,455
        3,500  CIGNA.......................           126,490
        6,000  Hartford Financial Services
                 Group ....................           237,000
                                              ---------------
                                                    4,372,945
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

EQUITY PLUS FUND                                                OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               MEDIA - 3.37%
      108,600  AOL Time Warner*............   $     1,601,850
       14,700  Clear Channel Communications*          544,635
       43,500  Viacom, Class B*............         1,940,535
                                              ---------------
                                                    4,087,020
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 5.05%
       14,500  Baxter International........           362,790
       75,300  Johnson & Johnson...........         4,423,875
       29,700  Medtronic...................         1,330,560
                                              ---------------
                                                    6,117,225
                                              ---------------
               OIL AND GAS EXTRACTION - 5.13%
      167,900  Exxon Mobil.................         5,651,514
       14,100  Schlumberger................           565,551
                                              ---------------
                                                    6,217,065
                                              ---------------
               PHARMACEUTICALS - 8.74%
       47,500  Bristol-Myers Squibb........         1,168,975
        5,300  MedImmune*..................           135,415
       55,800  Merck.......................         3,026,592
      154,300  Pfizer......................         4,902,111
       31,600  Pharmacia...................         1,358,800
                                              ---------------
                                                   10,591,893
                                              ---------------
               RESTAURANTS - 0.47%
       31,500  McDonald's..................           570,465
                                              ---------------
               RETAIL - 6.77%
       57,500  Home Depot (The)............         1,660,600
       10,500  Limited Brands..............           164,535
        7,300  May Dept Stores (The).......           170,455
        4,400  RadioShack*.................            91,960
        7,900  Sears, Roebuck..............           207,454
        4,900  Toys "R" Us*................            48,951
      109,400  Wal-Mart Stores.............         5,858,370
                                              ---------------
                                                    8,202,325
                                              ---------------
               TECHNOLOGY - 15.47%
      180,000  Cisco Systems*..............         2,012,400
        4,200  Computer Sciences*..........           135,618
       54,400  EMC*........................           277,984
       47,600  Hewlett-Packard.............           752,080
       42,300  IBM.........................         3,339,162
      164,700  Intel.......................         2,849,310
      132,200  Microsoft*..................         7,068,734
        4,300  National Semiconductor*.....            57,104
      136,500  Oracle*.....................         1,390,935
       42,500  Texas Instruments...........           674,050
        7,800  Unisys*.....................            68,094
       17,700  Xerox*......................           117,528
                                              ---------------
                                                   18,742,999
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 0.09%
       83,800  Lucent Technologies*........           103,074
                                              ---------------
               TRANSPORTATION - 0.71%
        9,500  Burlington Northern Santa Fe           244,435
        3,000  Delta Airlines..............            30,240
        7,300  FedEx.......................           388,287
        9,500  Norfolk Southern............           191,900
                                              ---------------
                                                      854,862
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               UTILITIES - 1.13%
       13,100  AES*........................   $        23,187
        7,900  American Electric Power.....           202,556
        5,400  Entergy.....................           238,086
        7,900  Exelon......................           398,160
       17,100  Southern....................           507,870
                                              ---------------
                                                    1,369,859
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $95,579,362)........       115,361,511
                                              ---------------

INVESTMENT COMPANY - 4.69%
    5,676,780  Deutsche Cash Management
                 Fund......................         5,676,780
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $5,676,780).........         5,676,780
                                              ---------------
TOTAL INVESTMENTS - 99.91%
   (Cost $101,256,142)**...................       121,038,291
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.09%...           108,645
                                              ---------------
NET ASSETS - 100.00%.......................   $   121,146,936
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $101,946,839.

     Gross unrealized appreciation ........   $    43,334,507
     Gross unrealized depreciation ........       (24,243,055)
                                              ---------------
     Net unrealized appreciation ..........   $    19,091,452
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

SELECT SMALL CAP FUND                                           OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Other Common Stocks             29%
Finance                         14%
Capital Goods                   13%
Technology                      10%
Consumer Cyclicals               9%
Retail                           7%
Oil and Gas Extraction           6%
Restaurants                      5%
Medical Products and Supplies    4%
Cash and Other Net Assets        3%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 97.49%
               BASIC MATERIALS - 2.68%
        7,200  Buckeye Technologies*.......   $        44,928
        2,900  ChemFirst...................            82,563
        8,000  Delta & Pine Land...........           153,360
        6,700  MacDermid...................           134,536
        5,000  OM Group....................            32,450
        3,200  Pope & Talbot...............            37,696
        7,100  Rock-Tenn, Class A..........           100,465
        5,200  Ryerson Tull................            36,400
        8,100  Stillwater Mining*..........            64,719
        6,600  Wellman.....................            66,660
                                              ---------------
                                                      753,777
                                              ---------------
               BIOTECHNOLOGY - 0.31%
        5,900  Enzo Biochem*...............            85,904
                                              ---------------
               CAPITAL GOODS - 13.46%
        6,600  Advanced Energy Industries*.            79,926
        7,500  AptarGroup..................           209,475
        6,300  Armor Holdings*.............            96,453
        7,000  Baldor Electric.............           131,670
        5,100  Belden......................            70,635
        4,800  Brady.......................           158,352
        4,500  Briggs & Stratton...........           173,025
        3,800  Brooks-PRI Automation*......            58,102
        5,400  C&D Technologies............            86,130
        9,100  Cognex*.....................           172,536
        3,300  DRS Technologies*...........           109,362
        2,200  Engineered Support Systems..           107,646
        8,900  GenCorp.....................            72,802
        9,900  Graco.......................           270,765
        6,400  IDEX........................           192,256
        3,400  Intermagnetics General*.....            64,872
        3,600  Ionics*.....................            81,828
        4,600  Kaman.......................            51,428
        3,300  Keithley Instruments........            29,040
        7,400  Methode Electronics, Class A            68,006
        7,000  Mueller Industries*.........           187,250

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               CAPITAL GOODS (CONTINUED)
        4,000  Park Electrochemical........   $        72,200
        2,400  Robbins & Myers.............            36,816
        6,400  Roper Industries............           247,040
        3,000  SBS Technologies*...........            24,900
        4,900  Smith (A.O.)................           107,604
        2,700  SPS Technologies*...........            65,610
       10,800  Tetra Tech*.................            95,904
        7,900  Tredegar....................           101,910
        5,200  Trimble Navigation*.........            68,115
        3,300  Triumph Group*..............            81,246
        6,600  Zebra Technologies*.........           406,032
                                              ---------------
                                                    3,778,936
                                              ---------------
               COMMERCIAL SERVICES - 3.40%
        7,500  Central Parking.............           174,225
        8,900  Corinthian Colleges*........           337,310
        4,400  Pre-Paid Legal Services*....            94,864
       10,100  PRG-Shultz International*...            94,253
       12,100  Spherion*...................            73,689
        3,200  Volt Information Sciences*..            42,720
        6,900  Watson Wyatt and Co. Holdings*         136,275
                                              ---------------
                                                      953,336
                                              ---------------
               COMMUNICATIONS - 1.65%
        7,700  Anixter International*......           177,639
        4,100  Black Box*..................           173,348
        9,200  Cable Design Technologies*..            45,080
        7,400  Verity*.....................            66,748
                                              ---------------
                                                      462,815
                                              ---------------
               CONSUMER CYCLICALS - 9.47%
        6,000  Bally Total Fitness Holding*            40,800
        2,400  Bassett Furniture Industries            31,368
        8,000  Ethan Allen Interiors.......           256,400
        4,300  G & K Services..............           138,120
       12,600  La-Z-Boy....................           299,880
        6,100  Marcus......................            86,803
        2,900  Mobile Mini*................            42,050
        6,900  Nautica Enterprises*........            77,280
        3,500  Oshkosh Truck...............           199,325
        5,700  Phillips-Van Heusen.........            77,064
        4,800  Polaris Industries..........           302,352
        9,300  Prime Hospitality*..........            75,144
        5,700  Ryland Group (The)..........           237,120
        6,100  Standard-Pacific............           148,108
       14,700  Toll Brothers*..............           301,056
        7,000  United Stationers*..........           208,110
        8,600  Wolverine World Wide........           138,546
                                              ---------------
                                                    2,659,526
                                              ---------------
               CONSUMER STAPLES - 1.77%
       13,600  NBTY*.......................           211,480
        6,000  Scotts (The), Class A*......           285,600
                                              ---------------
                                                      497,080
                                              ---------------
               ENTERTAINMENT AND LEISURE - 0.73%
        6,000  Argosy Gaming*..............           120,060
        3,700  Shuffle Master*.............            84,878
                                              ---------------
                                                      204,938
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

SELECT SMALL CAP FUND                                           OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               FINANCE - 13.89%
        4,300  American Financial Holdings.   $       129,344
        6,400  Capital Automotive REIT.....           156,800
        6,700  Chittenden..................           183,312
        9,600  Commercial Federal..........           223,200
        8,400  Community First Bankshares..           230,244
       10,700  Cullen/Frost Bankers........           370,541
        5,900  Downey Financial............           228,330
        3,500  Essex Property, REIT........           166,110
        8,250  First BanCorp Puerto Rico...           206,498
       10,100  First Midwest Bancorp.......           280,679
        9,600  Hudson United Bancorp.......           292,320
        5,700  Kilroy Realty, REIT.........           122,664
        5,300  Provident Bankshares........           119,785
       10,000  Raymond James Financial.....           313,000
        5,900  Riggs National..............            93,515
        5,100  Seacoast Financial Services.           110,772
        8,200  Susquehanna Bancshares......           173,840
        3,600  SWS Group...................            46,620
        4,000  UCBH Holdings...............           167,560
        9,400  United Bankshares...........           284,068
                                              ---------------
                                                    3,899,202
                                              ---------------
               FOOD AND BEVERAGES - 2.58%
        7,300  Corn Products International.           215,131
        7,000  Hain Celestial Group*.......           100,310
        6,000  Lance.......................            70,020
        9,100  Performance Food Group*.....           338,429
                                              ---------------
                                                      723,890
                                              ---------------
               HEALTH CARE SERVICES - 4.03%
        4,200  AMERIGROUP*.................           122,682
        2,100  AmSurg*.....................            58,506
       10,100  Mid Atlantic Medical Services*         367,640
       10,400  Orthodontic Centers of America*         99,216
        5,200  PAREXEL International*......            62,457
       10,200  Renal Care Group*...........           322,830
        4,700  Sunrise Assisted Living*....            97,760
                                              ---------------
                                                    1,131,091
                                              ---------------
               INSURANCE - 1.86%
       14,300  First American..............           292,435
        4,000  RLI.........................           112,000
        5,300  Selective Insurance Group...           118,720
                                              ---------------
                                                      523,155
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 4.41%
        5,200  CONMED*.....................           101,816
        7,000  IDEXX Laboratories*.........           241,500
        6,400  Invacare....................           202,240
        4,900  Mentor......................           185,710
        6,600  ResMed*.....................           222,882
        8,600  Techne*.....................           283,800
                                              ---------------
                                                    1,237,948
                                              ---------------
               OIL AND GAS EXTRACTION - 6.44%
        2,900  Atwood Oceanics*............            86,420
        5,400  Frontier Oil................            81,054
        5,200  Lone Star Technologies*.....            67,860
        9,100  Newfield Exploration*.......           318,409
        3,500  Nuevo Energy*...............            47,600
       11,100  Pogo Producing..............           400,155

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               OIL AND GAS EXTRACTION (CONTINUED)
        2,600  Prima Energy*...............   $        60,476
        4,200  SEACOR SMIT*................           172,620
        5,800  St. Mary Land & Exploration.           146,972
        5,400  Stone Energy*...............           173,664
        2,900  Tetra Technologies*.........            60,465
        8,100  Tom Brown*..................           193,590
                                              ---------------
                                                    1,809,285
                                              ---------------
               PHARMACEUTICALS - 3.42%
        8,900  Alpharma, Class A...........            84,372
       10,500  Cephalon*...................           527,835
        6,300  Medicis Pharmaceutical*.....           289,170
        4,700  Noven Pharmaceuticals*......            60,207
                                              ---------------
                                                      961,584
                                              ---------------
               RESTAURANTS - 4.57%
       11,900  Applebee's International....           283,101
        5,800  CEC Entertainment*..........           161,240
        8,200  Jack in the Box*............           177,858
        4,500  Landry's Restaurants........           102,420
        6,100  Panera Bread*...............           198,250
        8,300  Sonic*......................           193,141
        6,000  Steak `n Shake (The)*.......            65,940
        4,200  Triarc*.....................           100,800
                                              ---------------
                                                    1,282,750
                                              ---------------
               RETAIL - 7.09%
        5,500  Children's Place (The)*.....            48,400
        5,300  Christopher & Banks*........           141,510
        4,500  Cost Plus*..................           130,054
        7,600  Dress Barn*.................           119,320
        4,100  Footstar*...................            29,766
        3,500  Fred's......................            95,519
        4,600  Genesco*....................            73,416
        3,700  Hancock Fabrics.............            58,830
        4,050  J. Jill Group*..............            87,318
        8,400  Linens `n Things*...........           197,484
        8,500  Men's Wearhouse (The)*......           116,620
        6,800  Pacific Sunwear of California*         158,916
        8,700  Regis.......................           254,214
        6,000  ShopKo Stores*..............            76,020
        6,500  Too*........................           164,450
        2,300  Ultimate Electronics*.......            29,969
        7,200  Zale*.......................           210,240
                                              ---------------
                                                    1,992,046
                                              ---------------
               TECHNOLOGY - 9.72%
        5,000  Actel*......................            80,950
        8,700  American Management Systems*           104,574
        6,300  ATMI*.......................           115,857
        2,700  Catapult Communications*....            34,938
        7,300  Cerner*.....................           259,953
        8,200  Dendrite International*.....            50,594
        7,000  FactSet Research Systems....           191,450
       10,600  Fair, Isaac.................           407,782
        7,300  FileNET*....................            79,205
        4,700  Helix Technology............            48,081
        5,200  Hutchinson Technology*......           108,108
        6,800  Hyperion Solutions*.........           183,600
        6,000  Manhattan Associates*.......           134,880
        3,600  MICROS Systems*.............            74,736
        7,100  NDCHealth...................           125,315
        7,400  Progress Software*..........            92,352

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

SELECT SMALL CAP FUND                                           OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               TECHNOLOGY (CONTINUED)
        2,600  Supertex*...................   $        34,604
        6,800  Systems & Computer Technology*          64,056
        7,600  Take-Two Interactive Software*         195,928
        8,200  THQ*........................           118,572
        6,800  Varian Semiconductor
                 Equipment Associates*.....           161,976
        5,100  Veeco Instruments*..........            61,098
                                              ---------------
                                                    2,728,609
                                              ---------------
               TRANSPORTATION - 2.87%
       10,400  Heartland Express*..........           204,152
       12,200  Kansas City Southern*.......           170,800
        4,600  Offshore Logistics*.........            98,762
       11,800  SkyWest.....................           179,018
        5,500  USFreightways...............           154,550
                                              ---------------
                                                      807,282
                                              ---------------
               UTILITIES - 3.14%
        8,500  Atmos Energy................           187,000
       14,200  Philadelphia Suburban.......           305,158
        6,700  Piedmont Natural Gas........           239,592
        6,700  Southwest Gas...............           150,616
                                              ---------------
                                                      882,366
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $28,131,860)........        27,375,520
                                              ---------------

INVESTMENT COMPANY - 2.66%
      746,700  Deutsche Cash Management
                 Fund......................           746,700
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $746,700)...........           746,700
                                              ---------------
TOTAL INVESTMENTS - 100.15%
   (Cost $28,878,560)**....................        28,122,220
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.15)%.           (43,218)
                                              ---------------
NET ASSETS - 100.00%.......................   $    28,079,002
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $29,687,762.

     Gross unrealized appreciation ........   $     4,748,732
     Gross unrealized depreciation ........        (6,314,274)
                                              ---------------
     Net unrealized depreciation ..........   $    (1,565,542)
                                              ===============

     REIT  Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Common Stocks                           64%
U.s. Government and Agency Obligations  20%
Corporate Notes and Bonds               11%
Asset-backed Securities                  2%
Commercial Mortgage-backed Securities    1%
Commercial Paper                         1%
Cash and Other Net Assets                1%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 64.10%
               ADVERTISING - 1.55%
       81,000  Omnicom Group...............   $     4,668,030
                                              ---------------
               CAPITAL GOODS - 2.73%
      118,900  Dover.......................         2,982,012
       85,400  Illinois Tool Works.........         5,243,560
                                              ---------------
                                                    8,225,572
                                              ---------------
               CHEMICALS - 1.36%
       74,900  Praxair.....................         4,082,050
                                              ---------------
               COMMERCIAL SERVICES - 6.32%
      142,000  Cintas......................         6,712,340
      145,500  Ecolab......................         7,020,375
      119,000  H&R Block...................         5,281,220
                                              ---------------
                                                   19,013,935
                                              ---------------
               CONSUMER CYCLICALS - 5.41%
      179,600  Harley-Davidson.............         9,393,080
       88,100  Johnson Controls............         6,871,800
                                              ---------------
                                                   16,264,880
                                              ---------------
               ELECTRICAL - 1.47%
      175,600  General Electric............         4,433,900
                                              ---------------
               FINANCE - 7.36%
       73,400  Fifth Third Bancorp.........         4,660,900
      149,700  Freddie Mac.................         9,218,526
      164,450  MBNA........................         3,339,980
       96,900  Mellon Financial............         2,741,301
      238,300  Schwab (Charles)............         2,187,594
                                              ---------------
                                                   22,148,301
                                              ---------------
               FOOD AND BEVERAGES - 3.21%
      304,500  Sysco.......................         9,646,560
                                              ---------------
               HEALTH CARE SERVICES - 3.49%
      151,900  Cardinal Health.............        10,512,999
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               INSURANCE - 5.48%
      161,000  AFLAC.......................   $     4,900,840
       91,800  American International Group         5,742,090
      125,200  Marsh & McLennan............         5,848,092
                                              ---------------
                                                   16,491,022
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 2.30%
      154,200  Medtronic...................         6,908,160
                                              ---------------
               PHARMACEUTICALS - 3.48%
      100,500  Merck.......................         5,451,120
      157,800  Pfizer......................         5,013,306
                                              ---------------
                                                   10,464,426
                                              ---------------
               RETAIL - 7.53%
      142,200  Home Depot (The)............         4,106,736
       96,100  Kohl's*.....................         5,617,045
      235,000  Starbucks*..................         5,602,400
      140,000  TJX.........................         2,872,800
      131,500  Walgreen....................         4,438,125
                                              ---------------
                                                   22,637,106
                                              ---------------
               TECHNOLOGY - 11.17%
      327,200  Cisco Systems*..............         3,658,096
      218,887  Dell Computer*..............         6,262,357
      155,400  Electronic Data Systems.....         2,340,324
      296,700  EMC*........................         1,516,137
       62,700  IBM.........................         4,949,538
      192,900  Intel.......................         3,337,170
       99,400  Microsoft*..................         5,314,918
      376,700  Oracle*.....................         3,838,573
      149,800  Texas Instruments...........         2,375,828
                                              ---------------
                                                   33,592,941
                                              ---------------
               TRANSPORTATION - 1.24%
      255,800  Southwest Airlines..........         3,734,680
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $178,629,649).......       192,824,562
                                              ---------------
  PAR VALUE
----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.90%
               FEDERAL HOME LOAN MORTGAGE - 2.26%
$     506,638  7.000%, 01/01/15,
                 Gold Pool # E79764........           536,567
      778,008  6.500%, 06/01/29,
                 Gold Pool # C00785........           807,772
      664,847  7.500%, 11/01/29,
                 Gold Pool # C32468........           702,890
    2,071,886  6.000%, 11/01/31,
                 Gold Pool # C01258........         2,135,405
    1,255,275  6.000%, 12/01/31,
                 Gold Pool # C01272........         1,293,758
    1,285,626  6.000%, 01/01/32,
                 Gold Pool # C01286........         1,325,040
                                              ---------------
                                                    6,801,432
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 7.51%
$   2,500,000  5.250%, 08/14/06............   $     2,570,618
    2,600,000  4.750%, 06/18/07............         2,711,753
    1,725,000  5.250%, 01/15/09............         1,871,487
      399,599  7.000%, 01/01/13, Pool # 313966        423,564
      347,629  7.000%, 03/01/13, Pool # 251572        368,477
      795,926  6.000%, 08/01/13, Pool # 323250        835,106
      518,292  6.500%, 06/01/16, Pool # 582645        544,373
    1,340,513  7.000%, 08/01/16, Pool # 545154      1,420,243
    1,821,403  5.500%, 02/01/17, Pool # 631364      1,881,348
    2,000,000  5.500%, 12/01/17, TBA.......         2,056,250
      638,390  6.500%, 12/01/27, Pool # 402846        663,238
      300,560  6.500%, 05/01/28, Pool # 436779        312,259
    1,024,621  7.000%, 08/01/28, Pool # 437140      1,072,039
      668,403  6.500%, 09/01/28, Pool # 430877        693,785
      995,137  6.500%, 03/01/29, Pool # 489367      1,032,354
      672,024  6.500%, 06/01/29, Pool # 501319        697,158
      210,781  6.500%, 09/01/31, Pool # 253949        218,570
      878,672  7.000%, 03/01/32, Pool # 639703        918,213
    2,250,000  6.000%, 11/01/32, TBA.......         2,312,577
                                              ---------------
                                                   22,603,412
                                              ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 4.21%
      806,371  7.000%, 12/15/11, Pool # 781011        862,167
      526,841  7.000%, 09/15/23, Pool # 361807        558,306
      281,760  7.000%, 10/15/23, Pool # 345894        298,588
      396,083  7.000%, 10/15/23, Pool # 370850        419,739
      658,270  6.500%, 03/15/26, Pool # 422527        688,637
      426,970  7.500%, 06/15/27, Pool # 447652        454,964
      456,591  6.500%, 08/15/27, Pool # 780615        477,070
    1,364,019  6.000%, 01/15/29, Pool # 457858      1,415,947
      858,950  7.000%, 03/15/29, Pool # 505567        903,222
    1,143,449  7.000%, 03/15/31, Pool # 547577      1,201,221
    2,215,023  7.000%, 07/15/31, Pool # 781324      2,326,936
    1,679,063  7.000%, 02/20/32, Pool # 003202      1,756,309
    1,246,709  6.500%, 03/15/32, Pool # 569214      1,299,917
                                              ---------------
                                                   12,663,023
                                              ---------------
               U.S. TREASURY BONDS - 2.96%
    1,850,000  7.500%, 11/15/16............         2,385,490
    1,250,000  6.250%, 08/15/23............         1,435,791
    1,250,000  6.000%, 02/15/26............         1,397,853
      950,000  5.500%, 08/15/28............           996,795
    2,650,000  5.250%, 11/15/28............         2,685,094
                                              ---------------
                                                    8,901,023
                                              ---------------
               U.S. TREASURY INFLATION
               INDEX NOTE - 0.47%
    1,317,023  3.375%, 01/15/07............         1,415,595
                                              ---------------
               U.S. TREASURY NOTES - 2.49%
      800,000  6.500%, 08/15/05............           896,961
    2,700,000  6.125%, 08/15/07............         3,105,661
    3,200,000  4.750%, 11/15/08............         3,476,752
                                              ---------------
                                                    7,479,374
                                              ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $57,145,369)........        59,863,859
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

CORPORATE NOTES AND BONDS - 10.56%
               BASIC MATERIALS - 0.24%
$     750,000  IMC Global
                 7.625%, 11/01/05 .........   $       724,156
                                              ---------------
               COMMERCIAL SERVICES - 0.20%
      725,000  Hertz, Senior Notes
                 7.625%, 06/01/12 .........           615,054
                                              ---------------
               COMMUNICATIONS - 0.74%
      725,000  AT&T
                 6.500%, 03/15/29 .........           625,662
      335,000  CSC Holdings, Senior Notes
                 7.875%, 12/15/07 .........           278,887
    1,250,000  Verizon NY, Debentures
                 6.875%, 04/01/12 .........         1,339,533
                                              ---------------
                                                    2,244,082
                                              ---------------
               ELECTRONICS - 0.13%
      400,000  Thermo Electron, Convertible
                 4.000%, 01/15/05 .........           388,000
                                              ---------------
               ENERGY - 0.11%
      425,000  CMS Energy, Senior Notes
                 7.625%, 11/15/04 .........           340,177
                                              ---------------
               FINANCE - 1.90%
      775,000  Ford Motor Credit, Senior Notes
                 5.800%, 01/12/09 .........           655,242
    1,175,000  General Electric Capital, MTN
                 6.750%, 03/15/32 .........         1,234,657
    1,000,000  General Motors Acceptance
                 6.750%, 01/15/06 .........           991,323
    1,255,000  International Lease Finance,
                 Senior Notes
                 5.625%, 06/01/07 .........         1,262,214
      950,000  Sears Roebuck Acceptance
                 6.700%, 04/15/12 .........           874,077
      650,000  SLM, MTN, Series A
                 5.625%, 04/10/07 .........           702,971
                                              ---------------
                                                    5,720,484
                                              ---------------
               FOOD AND BEVERAGES - 1.18%
    1,500,000  Albertson's, Debentures
                 7.450%, 08/01/29 .........         1,639,849
    1,000,000  Conagra Foods, Subordinated Notes
                 7.400%, 09/15/04 .........         1,088,328
      775,000  General Mills
                 5.125%, 02/15/07 .........           814,678
                                              ---------------
                                                    3,542,855
                                              ---------------
               HEALTH CARE SERVICES - 0.66%
      725,000  HEALTHSOUTH
                 Senior Notes,
                 6.875%, 06/15/05 .........           605,375
    1,500,000  Omnicare, Convertible
                 5.000%, 12/01/07 .........         1,368,750
                                              ---------------
                                                    1,974,125
                                              ---------------
               INSURANCE - 0.75%
    1,375,000  CNA Financial
                 6.500%, 04/15/05 .........         1,367,854
      825,000  Prudential Insurance of America
                 8.300%, 07/01/25 (A)......           884,492
                                              ---------------
                                                    2,252,346
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               MEDICAL PRODUCTS AND SUPPLIES - 0.09%
$     325,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 .........   $       264,063
                                              ---------------
               OIL AND GAS EXTRACTION - 0.90%
      655,000  Burlington Resources, Yankee Bond
                 6.500%, 12/01/11 .........           723,162
      660,000  Conoco Funding
                 6.350%, 10/15/11 .........           727,356
      925,000  El Paso Energy
                 7.625%, 07/15/11 .........           611,514
      650,000  Western Oil Sands, Senior Notes
                 8.375%, 05/01/12 .........           653,250
                                              ---------------
                                                    2,715,282
                                              ---------------
               PRINTING AND PUBLISHING - 0.38%
    1,000,000  News America Holdings,
                 Senior Debentures
                 7.750%, 02/01/24 .........           919,759
      200,000  Viacom
                 5.625%, 05/01/07 .........           214,719
                                              ---------------
                                                    1,134,478
                                              ---------------
               RESTAURANTS - 0.10%
      290,000  Yum! Brands, Senior Notes
                 7.650%, 05/15/08 .........           301,600
                                              ---------------
               RETAIL - 0.07%
      200,000  Dillard's
                 6.125%, 11/01/03 .........           198,556
                                              ---------------
               TECHNOLOGY - 0.31%
      905,000  Unisys, Senior Notes
                 8.125%, 06/01/06 .........           927,625
                                              ---------------
               TRANSPORTATION - 0.67%
    1,005,258  American Airlines, Series 1999-1
                 6.855%, 04/15/09 .........           911,034
      330,623  Delta Air Lines Equipment Trust,
                 Series 1992-A
                 8.540%, 01/02/07 .........           194,403
               Union Pacific
      200,000    6.125%, 01/15/12..........           215,108
      650,000    Debentures,
                 6.625%, 02/01/29..........           683,323
                                              ---------------
                                                    2,003,868
                                              ---------------
               UTILITIES - 2.02%
      300,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 .........           282,593
      625,000  FirstEnergy, Senior Notes
                 5.500%, 11/15/06 .........           604,150
    1,000,000  Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 .........         1,069,079
      275,342  Mirant Mid-Atlantic
                 8.625%, 06/30/12 .........           201,551
    2,650,000  Niagara Mohawk Power,
                 Senior Notes
                 Series H, Step Coupon
                 8.500%, 07/01/10 (E)......         2,712,805

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               UTILITIES (CONTINUED)
$     660,000  PSEG Energy Holdings,
                 Senior Notes
                 10.000%, 10/01/09 ........   $       442,772
      650,000  Southern California Edison
                 8.950%, 11/03/03 .........           637,000
      655,000  TXU Eastern Funding, Senior
                 Unsubordinated, Yankee Bond
                 6.750%, 05/15/09 (D)......           124,450
                                              ---------------
                                                    6,074,400
                                              ---------------
               WASTE MANAGEMENT - 0.11%
      325,000  Waste Management, Senior Notes
                 7.000%, 10/01/04 .........           334,797
                                              ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $32,919,054)........        31,755,948
                                              ---------------

ASSET-BACKED SECURITIES - 2.26%
    1,200,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 .........         1,297,450
    1,250,000  Centex Home Equity
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 .........         1,287,101
    1,315,000  Chase Credit Card Master Trust
                 Series 2001-5A, Class A
                 1.923%, 02/15/07 (C)......         1,317,664
      824,480  Master Asset Securitization Trust
                 Series 2001-02, Class A1
                 6.000%, 12/27/16 .........           856,515
    2,000,000  Residential Asset Securities
                 Series 2001-KS2, Class AI3
                 5.751%, 03/25/27 .........         2,053,622
                                              ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $6,628,199).........         6,812,352
                                              ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.07%
    1,250,000  CS First Boston Mortgage Securities,
                 Series 1998-C2, Class A2
                 6.300%, 11/11/30 (B)......         1,385,057
       79,667  Midland Realty Acceptance, CMO,
                 Series 1996-C1, Class A2
                 7.475%, 08/25/28 (B)......            80,084
    1,000,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (B)......         1,118,961
      600,019  Nomura Asset Securities,
                 Series 1998-D6, Class A1A
                 6.280%, 03/17/28 .........           648,311
                                              ---------------
               TOTAL COMMERCIAL
                 MORTGAGE-BACKED SECURITIES
                 (Cost $3,011,530).........         3,232,413
                                              ---------------

FOREIGN GOVERNMENT BOND - 0.40%
    1,000,000  Quebec Province, Yankee Bond,
                 Debentures, Series NJ
                 7.500%, 07/15/23 .........         1,213,509
                                              ---------------
               TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $1,072,684).........         1,213,509
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

COMMERCIAL PAPER (E) - 0.85%
$   2,544,000  General Electric Capital
                 1.750%, 11/14/02 .........   $     2,542,392
                                              ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $2,542,392).........         2,542,392
                                              ---------------

REPURCHASE AGREEMENT - 2.16%
    6,509,000  Bank One, 1.810%,
                 dated 10/31/02, matures 11/01/02,
                 repurchase price $6,509,327
                 (collateralized by U.S. Government
                 Agency Instrument, total
                 market value $6,641,832)..         6,509,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $6,509,000).........         6,509,000
                                              ---------------
TOTAL INVESTMENTS - 101.30%
   (Cost $288,457,877)**...................       304,754,035
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (1.30)%.        (3,924,435)
                                              ---------------
NET ASSETS - 100.00%.......................   $   300,829,600
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $288,661,552.

     Gross unrealized appreciation ........   $    51,869,644
     Gross unrealized depreciation ........       (35,777,161)
                                              ---------------
     Net unrealized appreciation ..........   $    16,092,483
                                              ===============

(A) Security exempt from registration under Rule 4(2) under the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in a transaction exempt from registration to qualified institutional buyers. At October 31, 2002, this security amounted to $884,492 or 0.29% of net assets.
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(C) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2002.
(D)  Defaulted security.
(E)  Annualized yield at the time of purchase.

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note
      TBA  To Be Announced

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Common Stocks ......................................       63%
Repurchase Agreement ...............................        2%
Commercial Paper ...................................        1%
U.S. Government Obligations ........................        6%
U.S. Government Agency Obligations .................       14%
Corporate Notes and Bonds:
  Aaa ..............................................        4%
  A ................................................        2%
  Baa ..............................................        5%
  Ba ...............................................        2%
  B ................................................        1%
                                                         -----
                                                          100%
                                                         =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Common Stocks                           60%
Corporate Notes and Bonds               19%
U.s. Government and Agency Obligations  16%
Asset-backed Securities                  3%
Cash and Other Net Assets                2%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

COMMON STOCKS - 60.24%
               BIOTECHNOLOGY - 1.58%
       73,200  Amgen*......................   $     3,408,192
                                              ---------------
               CAPITAL GOODS - 5.45%
       52,500  Caterpillar.................         2,144,625
      191,700  Masco.......................         3,941,352
       44,600  3M..........................         5,661,524
                                              ---------------
                                                   11,747,501
                                              ---------------
               COMMUNICATIONS - 1.96%
       18,800  eBay*.......................         1,188,912
       40,000  Gannett.....................         3,037,200
                                              ---------------
                                                    4,226,112
                                              ---------------
               CONSUMER CYCLICALS - 1.37%
       95,360  Marriott International, Class A      2,949,485
                                              ---------------
               CONSUMER STAPLES - 9.90%
      121,950  Colgate-Palmolive...........         6,704,811
      168,900  Gillette....................         5,046,732
      105,100  Newell Rubbermaid...........         3,407,342
       69,900  Procter & Gamble............         6,182,655
                                              ---------------
                                                   21,341,540
                                              ---------------
               ENTERTAINMENT AND LEISURE - 1.23%
      158,140  Disney, Walt................         2,640,938
                                              ---------------
               FINANCE - 3.08%
       69,600  Bank of New York............         1,809,600
      130,900  Citigroup...................         4,836,755
                                              ---------------
                                                    6,646,355
                                              ---------------
               FOOD AND BEVERAGES - 4.52%
      124,000  Coca-Cola...................         5,763,520
       90,370  PepsiCo.....................         3,985,317
                                              ---------------
                                                    9,748,837
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               INSURANCE - 4.74%
      103,200  American International Group   $     6,455,160
       80,260  Marsh & McLennan............         3,748,944
                                              ---------------
                                                   10,204,104
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 6.54%
      127,020  Johnson & Johnson...........         7,462,425
      148,180  Medtronic...................         6,638,464
                                              ---------------
                                                   14,100,889
                                              ---------------
               OIL AND GAS EXTRACTION - 4.47%
       67,800  GlobalSantaFe...............         1,620,420
      129,400  Schlumberger................         5,190,234
      128,100  Transocean .................         2,815,638
                                              ---------------
                                                    9,626,292
                                              ---------------
               PHARMACEUTICALS - 6.28%
       50,400  Eli Lilly...................         2,797,200
      219,800  Pfizer......................         6,983,046
       87,200  Pharmacia...................         3,749,600
                                              ---------------
                                                   13,529,846
                                              ---------------
               RETAIL - 3.08%
      100,690  Costco Wholesale*...........         3,416,412
       55,200  Kohl's*.....................         3,226,440
                                              ---------------
                                                    6,642,852
                                              ---------------
               TECHNOLOGY - 1.83%
       60,550  Electronic Arts*............         3,943,016
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 3.03%
      189,100  QUALCOMM*...................         6,527,732
                                              ---------------
               TRANSPORTATION - 1.18%
       42,500  United Parcel Service, Class B       2,550,425
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $132,511,921).......       129,834,116
                                              ---------------
 PAR VALUE
 ---------

CORPORATE NOTES AND BONDS - 19.20%
               COMMUNICATIONS - 1.61%
$   3,000,000  BellSouth Capital Funding
                 7.750%, 02/15/10 .........         3,463,770
                                              ---------------
               FINANCE - 8.75%
    3,000,000  American Express, Senior Notes
                 6.750%, 06/23/04 .........         3,224,919
    3,000,000  General Electric Capital, MTN,
                 Series A
                 5.875%, 02/15/12 .........         3,162,234
    3,000,000  Merrill Lynch
                 6.000%, 02/17/09 .........         3,142,533
    3,000,000  National Rural Utilities Cooperative
                 Finance, Collateral Trust
                 6.200%, 02/01/08 .........         3,273,864
    3,000,000  NationsBank, Subordinated Notes
                 6.875%, 02/15/05 .........         3,283,437
    2,500,000  Wells Fargo, Subordinated Notes
                 6.375%, 08/01/11 .........         2,772,947
                                              ---------------
                                                   18,859,934
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               FOOD AND BEVERAGES - 1.42%
$   2,750,000  Kraft Foods
                 6.250%, 06/01/12 .........   $     3,056,372
                                              ---------------
               INDUSTRIAL - 1.62%
    3,000,000  Honeywell International
                 7.500%, 03/01/10 .........         3,484,590
                                              ---------------
               OIL AND GAS EXTRACTION - 1.42%
    2,850,000  Conoco Funding
                 5.450%, 10/15/06 .........         3,051,005
                                              ---------------
               PHARMACEUTICALS - 1.45%
    3,000,000  Merck, Series E, MTN
                 4.125%, 01/18/05 .........         3,126,189
                                              ---------------
               RETAIL - 1.44%
    3,000,000  Wal-Mart Stores, Senior Notes
                 4.150%, 06/15/05 .........         3,115,023
                                              ---------------
               TECHNOLOGY - 1.49%
    3,040,000  Hewlett-Packard
                 7.150%, 06/15/05 .........         3,220,877
                                              ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $38,481,567)........        41,377,760
                                              ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.58%
               FEDERAL HOME LOAN MORTGAGE - 3.46%
      431,036  7.500%, 03/15/07, CMO, Class J         456,600
       27,518  6.000%, 04/15/08, CMO, Class K          27,693
    3,850,000  6.625%, 09/15/09............         4,482,590
      173,428  6.500%, 11/15/20, CMO, Class H         174,968
    2,000,000  6.750%, 03/15/31............         2,313,778
                                              ---------------
                                                    7,455,629
                                              ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 5.06%
    4,000,000  5.750%, 04/15/03............         4,076,624
    2,500,000  7.000%, 07/15/05............         2,808,218
    3,600,000  6.000%, 05/15/11............         4,017,935
                                              ---------------
                                                   10,902,777
                                              ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 0.00%
          801  9.000%, 09/15/08, Pool #27056              869
                                              ---------------
               U.S. TREASURY BONDS - 6.21%
    3,600,000  7.250%, 05/15/16............         4,546,267
    1,800,000  8.125%, 08/15/19............         2,462,204
    3,300,000  8.000%, 11/15/21............         4,508,110
    1,500,000  6.875%, 08/15/25............         1,854,024
                                              ---------------
                                                   13,370,605
                                              ---------------
               U.S. TREASURY NOTE - 0.85%
    1,600,000  6.500%, 10/15/06............         1,840,064
                                              ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $30,563,070)........        33,569,944
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

ASSET-BACKED SECURITIES - 2.98%
$   3,000,000  Discover Card Master Trust 1
                 Series 1998-7, Class A
                 5.600%, 05/16/06 .........   $     3,121,636
    3,000,000  PECO Energy Transition Trust
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 .........         3,301,649
                                              ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $5,821,823).........         6,423,285
                                              ---------------
 SHARES
-------

INVESTMENT COMPANY - 0.61%
    1,313,876  Deutsche Cash Management
                 Fund......................         1,313,876
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $1,313,876).........         1,313,876
                                              ---------------
TOTAL INVESTMENTS - 98.61%
   (Cost $208,692,257)**...................       212,518,981
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 1.39%...         2,986,285
                                              ---------------
NET ASSETS - 100.00%.......................   $   215,505,266
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $210,281,569.

     Gross unrealized appreciation ........   $    13,532,784
     Gross unrealized depreciation ........       (11,295,372)
                                              ---------------
     Net unrealized appreciation ..........   $     2,237,412
                                              ===============

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Common Stocks .....................................        61%
Investment Company ................................         1%
U.S. Government Obligations .......................         7%
U.S. Government Agency Obligations ................         9%
Corporate Notes and Bonds:
  Aaa .............................................         6%
  Aa ..............................................         7%
  A ...............................................         9%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

INTERNATIONAL EQUITY FUND                                       OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Foreign Preferred Stocks         2%
Cash and Other Net Assets        3%
Communications                   7%
Other Common Stocks             20%
Industrial                       7%
Consumer Cyclicals               7%
Banks                           16%
Pharmaceuticals                 12%
Consumer Staples                14%
Energy                          12%

% of Total Net Assets

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

FOREIGN COMMON STOCKS - 95.12%
               AUSTRALIA - 2.49%
       13,930  Commonwealth Bank of
                 Australia ................   $       235,038
        8,600  Rio Tinto...................           152,504
                                              ---------------
                                                      387,542
                                              ---------------
               DENMARK - 1.45%
       14,200  Danske Bank.................           226,119
                                              ---------------
               FINLAND - 2.39%
       21,900  Nokia.......................           371,951
                                              ---------------
               FRANCE - 12.15%
        5,800  Accor.......................           205,918
        1,200  Air Liquide.................           153,778
        3,100  Aventis.....................           185,582
        5,800  Axa.........................            86,560
        5,300  BNP Paribas.................           211,313
        2,100  L'Oreal.....................           156,392
        1,950  Renault.....................            91,729
        1,400  Sanofi-Synthelabo...........            85,614
        2,800  Schneider Electric..........           129,772
        3,500  TotalFinaElf................           482,139
        4,400  Vivendi Environnement.......           104,317
                                              ---------------
                                                    1,893,114
                                              ---------------
               GERMANY - 4.91%
          850  Beiersdorf..................            93,681
        3,850  Deutsche Bank...............           168,143
        1,550  SAP.........................           119,423
        3,600  Schering....................           163,570
        4,670  Siemens.....................           221,020
                                              ---------------
                                                      765,837
                                              ---------------
               IRELAND - 1.46%
       17,900  CRH.........................           227,258
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               ITALY - 1.61%
       16,000  Sanpaolo IMI................   $        99,825
       40,000  UniCredito Italiano.........           150,529
                                              ---------------
                                                      250,354
                                              ---------------
               JAPAN - 16.94%
        8,000  Canon.......................           295,169
           22  Central Japan Railway.......           133,071
        5,800  Eisai.......................           125,226
        3,000  Ito-Yokado..................            93,546
       11,000  Kao.........................           251,416
        1,000  Keyence.....................           165,543
       10,000  Matsushita Electric Industrial         104,811
           37  Nippon Telegraph & Telephone           135,610
           55  NTT DoCoMo..................           101,464
       34,000  Oji Paper...................           146,817
        3,000  ORIX........................           169,706
        7,400  Pioneer.....................           126,247
        1,100  Rohm........................           138,548
        2,200  Sony........................            94,640
        6,000  Takeda Chemical Industries..           249,294
       12,700  Toyota Motor................           308,932
                                              ---------------
                                                    2,640,040
                                              ---------------
               NETHERLANDS - 7.14%
        5,900  Akzo Nobel..................           176,456
        6,000  ASML Holding*...............            52,586
        1,550  Gucci Group.................           140,376
       15,000  ING Groep...................           250,899
       10,170  Koninklijke Ahold...........           127,909
        6,650  Koninklijke (Royal) Philips
                 Electronics...............           119,201
        7,000  Nutreco Holding.............            92,338
        9,400  TPG.........................           152,296
                                              ---------------
                                                    1,112,061
                                              ---------------
               PORTUGAL - 0.68%
       17,500  Portugal Telecom, Registered           105,717
                                              ---------------
               SWEDEN - 1.92%
        7,600  Atlas Copco.................           159,265
       34,000  Nordea......................           139,160
                                              ---------------
                                                      298,425
                                              ---------------
               SWITZERLAND - 6.92%
        2,100  Nestle, Registered..........           450,247
       10,400  Novartis, Registered........           396,642
        2,200  Roche Holding...............           155,739
        1,100  Swiss Reinsurance...........            76,379
                                              ---------------
                                                    1,079,007
                                              ---------------
               UNITED KINGDOM - 35.06%
       26,500  ARM Holdings*...............            23,425
        5,400  AstraZeneca.................           201,492
       35,500  Aviva.......................           272,145
       95,000  BP..........................           609,374
       23,000  Diageo......................           259,262
       19,800  GlaxoSmithKline.............           377,922
       21,700  HBOS........................           240,194
       47,800  HSBC Holdings*..............           520,958
       42,000  National Grid Transco.......           298,977
       30,000  Reed Elsevier...............           264,949
       12,000  Royal Bank of Scotland Group           282,362

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

INTERNATIONAL EQUITY FUND                                       OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------

               UNITED KINGDOM (CONTINUED)
       50,000  Serco Group.................   $       116,947
      110,000  Shell Transport & Trading...           706,882
       20,600  Standard Chartered..........           239,782
       47,129  Tesco.......................           146,175
       43,500  Unilever....................           429,773
      294,000  Vodafone Group..............           472,613
                                              ---------------
                                                    5,463,232
                                              ---------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $18,119,653)........        14,820,657
                                              ---------------

FOREIGN PREFERRED STOCK - 1.54%
               GERMANY - 1.54%
          500  Porsche.....................           239,906
                                              ---------------
               TOTAL FOREIGN PREFERRED STOCK
                 (Cost $143,774)...........           239,906
                                              ---------------
TOTAL INVESTMENTS - 96.66%
   (Cost $18,263,427)**....................        15,060,563
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 3.34%...           520,273
                                              ---------------
NET ASSETS - 100.00%.......................   $    15,580,836
                                              ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $18,745,679.

     Gross unrealized appreciation ........   $       345,505
     Gross unrealized depreciation ........        (4,030,621)
                                              ---------------
     Net unrealized depreciation ..........   $    (3,685,116)
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

U.s. Government and Agency Obligations  63%
Corporate Notes and Bonds               25%
Asset-backed Securities                  5%
Cash and Other Net Assets                2%
Commercial Paper                         2%
Commercial Mortgage-backed Securities    2%
Foreign Government Bond                  1%

% of Total Net Assets

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 62.98%
               FEDERAL HOME LOAN BANK - 1.17%
$   5,075,000  6.500%, 11/15/06, Series TD06  $     5,746,225
                                              ---------------
               FEDERAL HOME LOAN MORTGAGE - 8.75%
    2,500,000  5.850%, 02/21/06............         2,764,857
      483,606  6.500%, 01/01/11,
                 Gold Pool # E00413........           510,248
    2,251,725  7.000%, 01/01/15,
                 Gold Pool # E79764........         2,384,743
    6,438,754  7.000%, 06/01/29,
                 Gold Pool # G01043........         6,733,257
      867,192  7.500%, 11/01/29,
                 Gold Pool # C32468........           916,813
    2,252,158  7.000%, 09/01/31,
                 Gold Pool # C01222........         2,352,336
    2,532,305  6.000%, 11/01/31,
                 Gold Pool # C01258........         2,609,939
    4,066,714  6.000%, 12/01/31,
                 Gold Pool # C01272........         4,191,390
    5,951,972  6.000%, 01/01/32,
                 Gold Pool # C01286........         6,134,445
   13,999,999  6.500%, 08/01/32,
                 Gold Pool # C01385........        14,530,832
                                              ---------------
                                                   43,128,860
                                              ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 23.60%
    4,700,000  7.000%, 07/15/05............         5,279,449
    8,600,000  5.250%, 08/14/06............         8,842,924
    8,700,000  4.750%, 06/18/07............         9,073,943
    8,000,000  5.250%, 01/15/09............         8,679,360
      665,998  7.000%, 01/01/13, Pool # 313966        705,940
      590,969  7.000%, 03/01/13, Pool # 251572        626,411
    1,417,084  6.000%, 06/01/13, Pool # 429584      1,486,840
    3,467,193  6.500%, 06/01/16, Pool # 582645      3,641,666
    5,765,045  7.000%, 08/01/16, Pool # 545154      6,107,935
    3,112,293  6.500%, 09/01/16, Pool # 253943      3,268,907
    5,919,559  5.500%, 02/01/17, Pool # 631364      6,114,381
    9,486,013  5.500%, 04/01/17, Pool # 254259      9,797,989

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$  10,000,000  5.500%, 12/01/17, TBA.......   $    10,281,250
      345,819  7.500%, 07/01/23, Pool # 226065        369,160
    1,616,413  7.000%, 05/01/26, Pool # 303884      1,695,395
    2,393,069  6.500%, 05/01/28, Pool # 436779      2,486,217
    1,069,445  6.500%, 09/01/28, Pool # 430877      1,110,056
    1,731,516  6.500%, 10/01/28, Pool # 442329      1,797,268
    3,248,947  6.000%, 12/01/28, Pool # 535126      3,354,607
    1,066,466  6.500%, 06/01/29, Pool # 501319      1,106,351
    4,215,740  6.500%, 06/01/29, Pool # 504545      4,373,405
      808,544  7.500%, 11/01/29, Pool # 252874        855,737
    1,001,872  7.500%, 12/01/29, Pool # 252925      1,060,349
      983,688  7.500%, 02/01/30, Pool # 529028      1,041,104
    3,524,410  6.500%, 09/01/31, Pool # 602056      3,654,660
    7,082,240  6.500%, 09/01/31, Pool # 253949      7,343,975
   11,785,000  6.000%, 11/01/32, TBA.......        12,112,764
                                              ---------------
                                                  116,268,043
                                              ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 5.28%
      493,081  7.000%, 10/15/23, Pool # 345894        522,530
    1,151,337  7.000%, 12/15/23, Pool # 366646      1,220,100
      658,270  6.500%, 03/15/26, Pool # 422527        688,637
      527,087  7.000%, 06/15/27, Pool # 780584        555,542
    2,222,087  7.000%, 09/15/28, Pool # 458926      2,337,879
    1,569,689  6.000%, 01/15/29, Pool # 457858      1,629,446
      858,950  7.000%, 03/15/29, Pool # 505567        903,222
    1,409,995  7.000%, 05/15/29, Pool # 487221      1,482,669
    2,058,208  7.000%, 03/15/31, Pool # 547577      2,162,197
    5,331,024  7.000%, 02/20/32, Pool # 003202      5,576,282
    3,620,250  6.500%, 03/15/32, Pool # 569214      3,774,757
    4,957,713  6.500%, 04/15/32, Pool # 584362      5,169,301
                                              ---------------
                                                   26,022,562
                                              ---------------
               U.S. TREASURY BONDS - 10.03%
   11,250,000  7.500%, 11/15/16............        14,506,358
    3,250,000  7.125%, 02/15/23............         4,097,288
    3,700,000  6.250%, 08/15/23............         4,249,942
    7,200,000  6.000%, 02/15/26............         8,051,630
    3,250,000  5.500%, 08/15/28............         3,410,089
    9,750,000  5.250%, 11/15/28............         9,879,119
    4,500,000  6.250%, 05/15/30............         5,228,262
                                              ---------------
                                                   49,422,688
                                              ---------------
               U.S. TREASURY INFLATION
               INDEX NOTE - 0.95%
    4,333,064  3.375%, 01/15/07............         4,657,368
                                              ---------------
               U.S. TREASURY NOTES - 13.20%
   25,000,000  3.000%, 01/31/04............        25,489,350
      500,000  6.750%, 05/15/05............           559,531
    5,825,000  6.500%, 08/15/05............         6,530,996
    1,560,000  5.750%, 11/15/05............         1,725,567
    4,500,000  7.000%, 07/15/06............         5,227,520
   11,950,000  6.125%, 08/15/07............        13,745,428
   10,800,000  4.750%, 11/15/08............        11,734,038
                                              ---------------
                                                   65,012,430
                                              ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $296,902,414).......       310,258,176
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

CORPORATE NOTES AND BONDS - 24.70%
               BASIC MATERIALS - 0.46%
$   2,375,000  IMC Global
                 7.625%, 11/01/05 .........   $     2,293,162
                                              ---------------
               COMMERCIAL SERVICES - 0.46%
    2,650,000  Hertz, Senior Notes
                 7.625%, 06/01/12 .........         2,248,127
                                              ---------------
               COMMUNICATIONS - 2.16%
    2,055,000  Alltel, Senior Notes
                 7.125%, 03/01/03 .........         2,082,313
    2,675,000  AT&T
                 6.500%, 03/15/29 .........         2,308,477
    1,470,000  CSC Holdings, Senior Notes
                 7.875%, 12/15/07 .........         1,223,775
    4,700,000  Verizon NY, Debentures
                 6.875%, 04/01/12 .........         5,036,642
                                              ---------------
                                                   10,651,207
                                              ---------------
               ELECTRONICS - 0.27%
    1,375,000  Thermo Electron, Convertible
                 4.000%, 01/15/05 .........         1,333,750
                                              ---------------
               ENERGY - 0.40%
               CMS Energy, Senior Notes
    1,655,000    7.625%, 11/15/04..........         1,324,688
      815,000    Series B, 6.750%, 01/15/04           660,355
                                              ---------------
                                                    1,985,043
                                              ---------------
               FINANCE - 5.61%
    2,825,000  Ford Motor Credit, Senior Notes
                 5.800%, 01/12/09 .........         2,388,464
    5,775,000  General Electric Capital, MTN
                 6.750%, 03/15/32 .........         6,068,208
    4,500,000  General Motors Acceptance
                 6.750%, 01/15/06 .........         4,460,954
    5,175,000  International Lease Finance,
                 Senior Notes
                 5.625%, 06/01/07 .........         5,204,746
    3,375,000  Prudential Funding
                 6.600%, 05/15/08 (A)......         3,649,631
    3,495,000  Sears Roebuck Acceptance
                 6.700%, 04/15/12 .........         3,215,683
    2,440,000  SLM, MTN, Series A
                 5.625%, 04/10/07 .........         2,638,845
                                              ---------------
                                                   27,626,531
                                              ---------------
               FOOD AND BEVERAGES - 3.16%
    4,450,000  Albertson's, Debentures
                 7.450%, 08/01/29 .........         4,864,887
    2,000,000  American Stores, Debentures
                 7.500%, 05/01/37 .........         2,242,188
    4,375,000  Conagra Foods, Subordinated Notes
                 7.400%, 09/15/04 .........         4,761,435
    3,500,000  General Mills
                 5.125%, 02/15/07 .........         3,679,189
                                              ---------------
                                                   15,547,699
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               HEALTH CARE SERVICES - 1.00%
               HEALTHSOUTH
$   1,270,000    Senior Notes,
                 6.875%, 06/15/05..........   $     1,060,450
    1,525,000    Subordinated Debentures,
                 Convertible,
                 3.250%, 04/01/03..........         1,467,813
    2,650,000  Omnicare, Convertible
                 5.000%, 12/01/07 .........         2,418,125
                                              ---------------
                                                    4,946,388
                                              ---------------
               INSURANCE - 1.17%
    2,150,000  CNA Financial
                 6.500%, 04/15/05 .........         2,138,826
    2,000,000  Continental  (The)
                 7.250%, 03/01/03 .........         2,000,268
    1,500,000  Prudential Insurance of America
                 8.300%, 07/01/25 (A)......         1,608,167
                                              ---------------
                                                    5,747,261
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 0.24%
    1,450,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 .........         1,178,125
                                              ---------------
               OIL AND GAS EXTRACTION - 1.92%
    2,275,000  Burlington Resources, Yankee Bond
                 6.500%, 12/01/11 .........         2,511,745
    2,250,000  Conoco Funding
                 6.350%, 10/15/11 .........         2,479,624
    3,100,000  El Paso Energy
                 7.625%, 07/15/11 .........         2,049,398
    2,400,000  Western Oil Sands, Senior Notes
                 8.375%, 05/01/12 .........         2,412,000
                                              ---------------
                                                    9,452,767
                                              ---------------
               PRINTING AND PUBLISHING - 0.54%
               News America Holdings,
                 Senior Debentures
    1,590,000    7.750%, 01/20/24..........         1,462,490
      500,000    7.750%, 02/01/24..........           459,879
      700,000  Viacom
                 5.625%, 05/01/07 .........           751,517
                                              ---------------
                                                    2,673,886
                                              ---------------
               RESTAURANTS - 0.22%
    1,060,000  Yum! Brands, Senior Notes
                 7.650%, 05/15/08 .........         1,102,400
                                              ---------------
               RETAIL - 0.14%
      700,000  Dillard's
                 6.125%, 11/01/03 .........           694,947
                                              ---------------
               TECHNOLOGY - 0.63%
    3,015,000  Unisys, Senior Notes
                 8.125%, 06/01/06 .........         3,090,375
                                              ---------------
               TRANSPORTATION - 1.14%
    2,700,692  American Airlines, Series 1999-1
                 6.855%, 04/15/09 .........         2,447,554
               Union Pacific
      730,000    6.125%, 01/15/12..........           785,143
    2,250,000    Debentures,
                 6.625%, 02/01/29..........         2,365,348
                                              ---------------
                                                    5,598,045
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               UTILITIES - 4.93%
$   1,260,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 .........   $     1,186,892
    2,275,000  FirstEnergy, Senior Notes
                 5.500%, 11/15/06 .........         2,199,106
    3,750,000  Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 .........         4,009,046
    2,970,000  Long Island Lighting, Debentures
                 8.200%, 03/15/23 .........         3,083,184
      806,358  Mirant Mid-Atlantic
                 8.625%, 06/30/12 .........           590,256
               Niagara Mohawk Power, Senior Notes
    2,240,000    Series G, 7.750%, 10/01/08         2,583,638
    6,250,000    Series H, Step Coupon
                 8.500%, 07/01/10 (E)......         6,398,125
    2,405,000  PSEG Energy Holdings, Senior Notes
                 10.000%, 10/01/09 ........         1,613,433
    2,150,000  Southern California Edison
                 8.950%, 11/03/03 .........         2,107,000
    2,825,000  TXU Eastern Funding, Senior
                 Unsubordinated, Yankee Bond
                 6.750%, 05/15/09 (D)......           536,750
                                              ---------------
                                                   24,307,430
                                              ---------------
               WASTE MANAGEMENT - 0.25%
    1,175,000  Waste Management, Senior Notes
                 7.000%, 10/01/04 .........         1,210,422
                                              ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $124,824,864).......       121,687,565
                                              ---------------

ASSET-BACKED SECURITIES - 4.74%
      756,200  Amresco Securitized Net Interest
                 Trust, Series 1997-1, Class A
                 7.545%, 09/26/27 (A)(B)...           529,340
    4,000,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 .........         4,324,834
    3,500,000  Centex Home Equity
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 .........         3,603,884
    4,850,000  Chase Credit Card Master Trust
                 Series 2001-5A, Class A
                 1.900%, 02/15/07 (C)......         4,859,824
      901,835  HomeQ, Series 2001-I, Class AH2
                 5.885%, 05/15/19 .........           907,301
    2,638,336  Master Asset Securitization Trust
                 Series 2001-02, Class A1
                 6.000%, 12/27/16 .........         2,740,848
    6,225,000  Residential Asset Securities
                 Series 2001-KS2, Class AI3
                 5.751%, 03/25/27 .........         6,391,898
                                              ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $23,071,089)........        23,357,929
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.23%
$   1,239,625  Asset Securitization,
                 Series 1995-MD4, Class A1
                 7.100%, 08/13/29 (B)......   $     1,369,932
    4,000,000  CS First Boston Mortgage Securities,
                 Series 1998-C2, Class A2
                 6.300%, 11/11/30 .........         4,432,181
    1,464,796  First Union-Lehman Brothers
                 Commercial Mortgage, CMO
                 Series 1997-C2, Class A2
                 6.600%, 11/18/29 .........         1,559,193
    1,825,000  GMAC Commercial
                 Mortgage Securities,
                 Series 2000-C3, Class A2
                 6.957%, 09/15/35 .........         2,086,320
      116,181  Midland Realty Acceptance, CMO,
                 Series 1996-C1, Class A2
                 7.475%, 08/25/28 (B)......           116,790
    1,250,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (B)......         1,398,702
                                              ---------------
               TOTAL COMMERCIAL MORTGAGE-BACKED
                 SECURITIES
                 (Cost $10,255,596)........        10,963,118
                                              ---------------

FOREIGN GOVERNMENT BOND - 1.04%
    4,225,000  Quebec Province, Yankee Bond,
                 Debentures, Series NJ
                 7.500%, 07/15/23 .........         5,127,076
                                              ---------------
               TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $4,547,846).........         5,127,076
                                              ---------------

COMMERCIAL PAPER (E) - 2.43%
   11,960,000  General Electric Capital
                 1.750%, 11/14/02 .........        11,952,442
                                              ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $11,952,442)........        11,952,442
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

REPURCHASE AGREEMENT - 5.56%
$  27,370,000  Bank One, 1.810%,
                 dated 10/31/02, matures 11/01/02,
                 repurchase price $27,371,376
                 (collateralized by U.S. Government
                 Agency Instrument, total
                 market value $27,917,536).   $    27,370,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $27,370,000)........        27,370,000
                                              ---------------
TOTAL INVESTMENTS - 103.68%
   (Cost $498,924,251)*....................       510,716,306
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (3.68)%.       (18,115,721)
                                              ---------------
NET ASSETS - 100.00%.......................   $   492,600,585
                                              ===============

-------------------------------
  * Aggregate cost for Federal income taxes purposes is $500,336,178.

     Gross unrealized appreciation ........   $    18,016,469
     Gross unrealized depreciation ........        (7,636,341)
                                              ---------------
     Net unrealized appreciation ..........   $    10,380,128
                                              ===============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2002, these securities amounted to $5,787,138 or 1.17% of net assets.
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(C) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2002.
(D)  Defaulted security.
(E)  Annualized yield at the time of purchase.

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note
      TBA  To Be Announced

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Repurchase Agreement .............................          5%
Commercial Paper .................................          2%
U.S. Government Obligations ......................         23%
U.S. Government Agency Obligations ...............         38%
Corporate Notes and Bonds:
  Aaa ............................................          8%
  A ..............................................          7%
  Baa ............................................         12%
  Ba .............................................          4%
  B ..............................................          1%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

U.s. Government and Agency Obligations  74%
Corporate Notes and Bonds               17%
Asset-backed Securities                  4%
Commercial Paper                         2%
Commercial Mortgage-backed Security      2%
Cash and Other Net Assets                1%

% of Total Net Assets

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 73.95%
               FEDERAL FARM CREDIT BANK - 6.95%
$   3,500,000  5.970%, 03/11/05............   $     3,806,982
                                              ---------------
               FEDERAL HOME LOAN BANK - 15.40%
    3,500,000  5.300%, 01/30/07............         3,652,915
    2,000,000  5.610%, 02/27/07, Series 3A07        2,063,840
    1,400,000  5.875%, 11/15/07............         1,564,504
    1,000,000  6.500%, 08/14/09............         1,152,924
                                              ---------------
                                                    8,434,183
                                              ---------------
               FEDERAL HOME LOAN MORTGAGE - 1.95%
    1,026,586  6.500%, 08/01/32,
                 Gold Pool # C01385........         1,065,511
                                              ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 15.56%
      948,601  5.500%, 04/01/17, Pool # 254259        979,799
      939,067  6.000%, 06/01/17, Pool # 254342        979,443
    1,000,000  5.500%, 11/01/17, TBA.......         1,031,250
    1,000,000  6.000%, 11/01/17, TBA.......         1,041,562
      550,000  5.250%, 11/25/17, TBA.......           559,281
      939,217  6.500%, 03/01/32, Pool # 254239        973,948
      904,752  7.000%, 04/01/32, Pool # 545556        945,496
      943,159  6.500%, 10/01/32, Pool # 254479        978,037
    1,000,000  6.000%, 11/01/32, TBA.......         1,027,812
                                              ---------------
                                                    8,516,628
                                              ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 1.77%
      928,261  6.500%, 05/15/32, Pool # 584389        967,878
                                              ---------------
               U.S. TREASURY NOTES - 32.32%
      500,000  5.750%, 08/15/03............           517,311
    4,500,000  5.875%, 11/15/04............         4,876,582
    2,000,000  6.250%, 02/15/07............         2,297,080
    3,250,000  5.625%, 05/15/08............         3,678,958

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               U.S. TREASURY NOTES (CONTINUED)
$   3,000,000  6.000%, 08/15/09............   $     3,468,399
    2,500,000  5.750%, 08/15/10............         2,855,568
                                              ---------------
                                                   17,693,898
                                              ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $38,156,872)........        40,485,080
                                              ---------------

CORPORATE NOTES AND BONDS - 16.84%
               FINANCE - 8.23%
    1,000,000  Associates N.A., MTN, Series H
                 6.260%, 02/15/06 .........         1,089,216
      500,000  Bank of New York, MTN, Series E
                 3.900%, 09/01/07 .........           508,336
      775,000  BB&T, Subordinated Notes
                 4.750%, 10/01/12 .........           767,007
    1,000,000  General Electric Capital
                 6.500%, 11/01/06 .........         1,100,413
      500,000  International Lease Finance,
                 Senior Notes
                 5.625%, 06/01/07 .........           502,874
      500,000  SLM, MTN, Series A
                 5.625%, 04/10/07 .........           540,747
                                              ---------------
                                                    4,508,593
                                              ---------------
               FOOD AND BEVERAGES - 4.98%
      500,000  Albertson's
                 Senior Notes,
                 6.950%, 08/01/09 .........           553,707
      500,000  Conagra Foods
                 6.000%, 09/15/06 .........           544,953
      500,000  General Mills
                 5.125%, 02/15/07 .........           525,598
    1,000,000  Sara Lee, MTN, Series C
                 6.300%, 11/07/05 .........         1,100,905
                                              ---------------
                                                    2,725,163
                                              ---------------
               OIL AND GAS EXTRACTION - 0.96%
      240,000  Burlington Resources, Yankee Bond
                 6.500%, 12/01/11 .........           264,975
      235,000  Conoco Funding
                 6.350%, 10/15/11 .........           258,983
                                              ---------------
                                                      523,958
                                              ---------------
               PHARMACEUTICALS - 2.16%
    1,000,000  Eli Lilly
                 8.375%, 12/01/06 .........         1,184,495
                                              ---------------
               TRANSPORTATION - 0.51%
      260,000  Union Pacific
                 6.125%, 01/15/12 .........           279,640
                                              ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $8,771,929).........         9,221,849
                                              ---------------

ASSET-BACKED SECURITIES - 3.80%
    1,000,000  CIT Equipment Collateral,
                 Series 2002-VT1, Class A3
                 4.030%, 01/20/06 .........         1,028,427
    1,000,000  MMCA Automobile Trust ,
                 Series 2001-4, Class A4
                 4.920%, 08/15/07 .........         1,054,598
                                              ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $2,049,727).........         2,083,025
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

COMMERCIAL MORTGAGE-BACKED SECURITY - 2.08%
$   1,000,000  LB Commercial Conduit Mortgage
                 Trust, Series 1999-C1, Class A2
                 6.780%, 06/15/31 .........   $     1,136,145
                                              ---------------
               TOTAL COMMERCIAL MORTGAGE-BACKED
                 SECURITY
                 (Cost $1,090,625).........         1,136,145
                                              ---------------

COMMERCIAL PAPER (A) - 1.86%
    1,017,000  General Electric Capital
                 1.750%, 11/14/02 .........         1,016,357
                                              ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $1,016,357).........         1,016,357
                                              ---------------
 SHARES
 ------

INVESTMENT COMPANIES - 7.16%
    2,709,957  Deutsche Cash Management
                 Fund......................         2,709,957
    1,209,680  Deutsche Institutional
                 Treasury Money Fund.......         1,209,680
                                              ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $3,919,637).........         3,919,637
                                              ---------------
TOTAL INVESTMENTS - 105.69%
   (Cost $55,005,147)*.....................        57,862,093
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (5.69)%.        (3,113,786)
                                              ---------------
NET ASSETS - 100.00%.......................   $    54,748,307
                                              ===============

-------------------------------
  * Aggregate cost for Federal income taxes purposes is $55,146,456.

     Gross unrealized appreciation ........   $     2,727,679
     Gross unrealized depreciation ........           (12,042)
                                              ---------------
     Net unrealized appreciation ..........   $     2,715,637
                                              ===============

(A) Annualized yield at the time of purchase.

      MTN  Medium Term Note
      TBA  To Be Announced

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Investment Companies .............................          7%
Commercial Paper .................................          2%
U.S. Government Obligations ......................         31%
U.S. Government Agency Obligations ...............         39%
Corporate Notes and Bonds:
  Aaa ............................................          7%
  Aa .............................................          5%
  A ..............................................          5%
  Baa ............................................          4%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Aaa                     56%
Aa                      24%
A                        6%
Baa                      3%
BBB                      1%
Not Rated                2%
Investment Companies     8%

% of Total Net Assets (Ratings Unaudited)

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

MUNICIPAL SECURITIES - 96.33%
               ALABAMA - 2.11%
$   1,000,000  Birmingham Industrial Water Board,
                 Industrial Water Supply RB,
                 Partially Pre-refunded 07/01/07
                 6.000%, 07/01/07 (A)......   $     1,144,360
                                              ---------------
               ARIZONA - 5.31%
    1,000,000  Arizona State Transportation
                 Board Excise Tax RB,
                 Maricopa County Regional
                 Area Road Fund
                 5.500%, 07/01/04 .........         1,062,600
    1,000,000  Phoenix Civic Improvement,
                 Wastewater Systems RB
                 5.250%, 07/01/11
                 Insured: FGIC.............         1,120,150
      450,000  Salt River Project, Agricultural
                 Improvement and Power District
                 Electric System RB, Refunding,
                 Series A
                 5.500%, 01/01/05 .........           483,151
      200,000  Tucson Water RB
                 5.400%, 07/01/05 .........           217,280
                                              ---------------
                                                    2,883,181
                                              ---------------
               COLORADO - 2.11%
    1,000,000  Colorado Department of
                 Transportation RB,
                 Federal Highway Grant
                 Anticipation Notes, Series A
                 5.500%, 06/15/12
                 Insured: MBIA.............         1,145,300
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               CONNECTICUT - 1.84%
$   1,000,000  Connecticut State HEFA RB
                 Yale University
                 Series V-1
                 2.050%, 07/01/36 (B)......   $     1,000,000
                                              ---------------
               DISTRICT OF COLUMBIA - 1.29%
      640,000  District of Columbia RB,
                 Smithsonian Institute, Series A
                 5.375%, 11/01/15 .........           699,277
                                              ---------------
               FLORIDA - 6.29%
    1,500,000  Florida Municipal Loan Council RB,
                 Series A
                 5.000%, 11/01/12
                 Insured: MBIA.............         1,658,745
      750,000  Palm Beach County,
                 Health Facilities Authority RB,
                 Abbey DelRay South Project
                 5.500%, 10/01/11 .........           754,800
    1,000,000  Putnam County Development
                 Authority PCR Seminole
                 Electric Coop, Series D
                 1.850%, 12/15/09 (B)......           999,970
                                              ---------------
                                                    3,413,515
                                              ---------------
               GEORGIA - 3.91%
    1,000,000  Burke County Development
                 Authority PCR, Georgia Power
                 Plant Vogtle, 1st Series
                 Mandatory Put 03/03/03 @ 100,
                 1.750%, 09/01/30 (B)......         1,000,240
      500,000  Cartersville Development Authority,
                 Water & Wastewater
                 Facilities RB, Series A,
                 Ansheuser-Busch Cos., AMT,
                 7.375%, 05/01/09 .........           606,100
               State of Georgia, GO
      250,000    Series A, 6.100%, 03/01/05           273,197
      200,000    Series D, 6.700%, 08/01/09           241,848
                                              ---------------
                                                    2,121,385
                                              ---------------
               IDAHO - 2.31%
    1,000,000  Idaho Health Facilities Authority RB,
                 IHC Hospitals, ETM
                 6.650%, 02/15/21 .........         1,255,770
                                              ---------------
               ILLINOIS - 8.47%
      500,000  Chicago Board of Education,
                 School Reform Board,
                 Series A, GO
                 5.250%, 12/01/21
                 Insured: FGIC.............           538,310
      250,000  Chicago Public Building
                 Commission RB, School
                 Reform Board, Series B
                 5.250%, 12/01/18
                 Insured: FGIC.............           274,900
      375,000  Dupage County, Jail Project, GO
                 5.600%, 01/01/21 .........           412,500
    1,000,000  Illinois Development Finance
                 Authority RB,
                 Lincoln Way Community
                 5.700%, 01/01/18
                 Insured: FGIC.............         1,145,020

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               ILLINOIS (CONTINUED)
$   1,000,000  Lake County Township High School
                 District No. 113,
                 Highland Park, GO
                 8.800%, 12/01/09 .........   $     1,339,870
      785,000  University of Illinois RB, Auxiliary
                 Facilities Systems, Series B
                 5.500%, 04/01/17
                 Insured: FGIC.............           887,152
                                              ---------------
                                                    4,597,752
                                              ---------------
               INDIANA - 3.56%
      700,000  Indianapolis Public
                 Improvement RB, Series B
                 6.000%, 01/10/20 .........           819,119
    1,000,000  Valparaiso Middle Schools
                 Building RB, First Mortgage
                 5.500%, 07/15/14 (A)
                 Insured: FGIC.............         1,109,950
                                              ---------------
                                                    1,929,069
                                              ---------------
               KANSAS - 5.13%
    1,000,000  Burlington Environmental
                 Improvement RB
                 Kansas City Power &
                 Light Project, Series B
                 Mandatory Put 10/01/07,
                 4.750%, 09/01/15 .........         1,011,290
    1,020,000  Butler & Sedgwick Counties,
                 Unified School District No. 385,
                 Andover, GO
                 6.000%, 09/01/14
                 Insured: FSA..............         1,209,557
      500,000  Sedgwick County, Unified School
                 District 259, Wichita, GO
                 5.250%, 09/01/10 .........           560,125
                                              ---------------
                                                    2,780,972
                                              ---------------
               KENTUCKY - 0.66%
      350,000  Jefferson County, Series C, GO, AMT
                 5.375%, 05/15/03 .........           356,933
                                              ---------------
               MASSACHUSETTS - 3.08%
      500,000  Massachusetts State Construction
                 Lien, Series C, GO
                 5.250%, 08/01/17 .........           550,850
    1,000,000  Massachusetts State Grant
                 Anticipation RB, Federal Highway
                 Grant Anticipation Notes, Series A
                 5.250%, 12/15/08 .........         1,117,640
                                              ---------------
                                                    1,668,490
                                              ---------------
               MICHIGAN - 7.34%
    1,600,000  Wayne County Community College, GO
                 5.250%, 07/01/09
                 Insured: FGIC.............         1,784,992
    2,000,000  Michigan Municipal Bond Authority  RB
                 Clean Water State Revolving Fund
                 5.000%, 10/01/06 .........         2,198,200
                                              ---------------
                                                    3,983,192
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               MISSISSIPPI - 2.79%
$   1,000,000  Mississippi State Hospital Equipment &
                 Facilities Authority RB,
                 Baptist Medical Center Project
                 6.500%, 05/01/10
                 Insured: MBIA.............   $     1,109,070
      350,000  State of Mississippi,
                 Capital Improvements Issue,
                 Series I, GO
                 5.750%, 11/01/09 (A)......           404,309
                                              ---------------
                                                    1,513,379
                                              ---------------
               NEBRASKA - 1.03%
      500,000  Omaha Public Power District
                 Electric RB, Series C
                 5.400%, 02/01/08 .........           556,725
                                              ---------------
               NEVADA - 0.71%
      350,000  Clark County, Nevada
                 School District, GO,
                 Pre-refunded 12/15/04,
                 6.400%, 06/15/06
                 Insured: FGIC.............           387,338
                                              ---------------
               NEW HAMPSHIRE - 0.36%
      185,000  New Hampshire State Housing
                 Financial Authority Single
                 Family RB, Series B, AMT
                 4.850%, 07/01/08 .........           194,602
                                              ---------------
               NEW YORK - 1.84%
    1,000,000  New York City, Series C, GO
                 2.000%, 10/01/23 (B)
                 LOC: J.P. Morgan Chase....         1,000,000
                                              ---------------
               OHIO - 5.04%
    1,000,000  Montgomery County Hospital RB,
                 Kettering Medical Center
                 6.000%, 04/01/08 .........         1,081,680
    1,500,000  Ohio State Water Development
                 Authority RB
                 5.000%, 12/01/06 .........         1,655,325
                                              ---------------
                                                    2,737,005
                                              ---------------
               OKLAHOMA - 5.65%
               Oklahoma City, GO
    1,000,000    5.500%, 07/01/11..........         1,139,380
      240,000    5.550%, 08/01/11..........           274,615
      500,000  Oklahoma Housing Development
                 Authority RB, Obligation Lease
                 Purchase Program, Series A
                 5.100%, 11/01/05 .........           529,215
    1,000,000  Tulsa Industrial Authority RB,
                 St. John's Medical Center
                 Project, Pre-refunded 02/15/06
                 6.250%, 02/15/17 .........         1,123,980
                                              ---------------
                                                    3,067,190
                                              ---------------
               PENNSYLVANIA - 0.46%
      250,000  Beaver County Industrial
                 Development Authority, PCR,
                 Cleveland Electric Project
                 4.600%, 10/01/30 (B)......           250,848
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               RHODE ISLAND - 2.38%
$   1,175,000  Rhode Island State and
                 Providence Plantations,
                 Consolidated  Capital Development
                 Loan, Series B, GO
                 5.000%, 11/01/06
                 Insured: FGIC.............   $     1,289,610
                                              ---------------
               SOUTH CAROLINA - 0.56%
      285,000  Anderson County School District
                 No. 002, Series B, GO
                 7.125%, 03/01/04 .........           305,511
                                              ---------------
               TENNESSEE - 2.02%
    1,000,000  State of Tennessee, Series A, GO
                 5.000%, 05/01/13 .........         1,097,560
                                              ---------------
               TEXAS - 13.56%
    1,000,000  Austin Electric Utility System RB,
                 Series A
                 5.500%, 11/15/13
                 Insured: AMBAC............         1,139,390
      480,000  Frisco Independent
                 School District, GO
                 7.000%, 08/15/10
                 Insured: PSF..............           589,090
      450,000  Harris County, Toll Road RB,
                 Senior Lien, Series A,
                 Pre-refunded 08/15/04
                 6.375%, 08/15/24
                 Insured: MBIA.............           495,828
    1,000,000  Houston Airport System RB
                 Sub Lein, Series B, AMT
                 5.000%, 07/01/06
                 Insured: FGIC.............         1,071,230
      200,000  Humble Independent
                 School District Refunding,
                 Series II, GO
                 5.500%, 02/15/10
                 Insured: PSF..............           224,536
      550,000  Plano Independent
                 School District, GO
                 5.000%, 02/15/09
                 Insured: PSF..............           600,968
    1,250,000  Port of Houston Authority, Harris
                 County Airport Improvement,
                 Series B, GO, AMT
                 5.250%, 10/01/11
                 Insured: FGIC.............         1,383,813
      210,000  Tarrant County Health
                 Facilities Development,
                 Health System RB, Series A
                 5.500%, 02/15/05
                 Insured: MBIA.............           225,208
      500,000  Texas Municipal Power
                 Agency RB, Series E
                 5.500%, 09/01/10
                 Insured: MBIA.............           566,060
    1,000,000  Victoria County Hospital RB,
                 Citizens Medical Center
                 6.250%, 01/01/16
                 Insured: AMBAC............         1,063,510
                                              ---------------
                                                    7,359,633
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               UTAH - 4.05%
$     300,000  Intermountain Power Agency,
                 Power Supply RB, Series E
                 6.250%, 07/01/07
                 Insured: FSA..............   $       344,163
    1,000,000  Jordan School District, Series A, GO
                 5.250%, 06/15/10 (A)......         1,113,890
      350,000  Tooele County Hazardous
                 Waste Treatment RB,
                 Union Pacific Project, AMT
                 5.700%, 11/01/26 .........           341,950
      350,000  Utah State Building Ownership
                 Authority Lease RB,
                 Series A, State Facilities
                 Master Lease PG-C,
                 5.500%, 05/15/11
                 Insured: FSA..............           396,533
                                              ---------------
                                                    2,196,536
                                              ---------------
               VIRGINIA - 0.48%
      250,000  Virginia State Housing Developement
                 RB Authority,  Commonwealth
                 Mortgage, Series H, Sub-Series H2
                 4.750%, 07/01/07 .........           261,883
                                              ---------------
               WASHINGTON - 1.99%
    1,000,000  Port of Tacoma RB, AMT
                 5.000%, 12/01/05
                 Insured: FSA..............         1,076,850
                                              ---------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $49,348,952)........        52,273,866
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
  SHARES                                          VALUE
  ------                                          ------

INVESTMENT COMPANIES - 8.04%
    2,543,741  Blackrock Provident
                 Money Market Fund.........   $     2,543,741
    1,819,242  Goldman Sachs Tax Exempt
                 Fund......................         1,819,242
                                              ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $4,362,983).........         4,362,983
                                              ---------------
TOTAL INVESTMENTS - 104.37%
   (Cost $53,711,935)*.....................        56,636,849
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (4.37)%.        (2,372,438)
                                              ---------------
NET ASSETS - 100.00%.......................   $    54,264,411
                                              ===============

-------------------------------
  * Aggregate cost for Federal income taxes purposes is $53,711,935.

     Gross unrealized appreciation ........   $     2,933,645
     Gross unrealized depreciation ........            (8,731)
                                              ---------------
     Net unrealized appreciation ..........   $     2,924,914
                                              ===============

(A) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(B) Variable rate instrument. The rate shown reflects the rate in effect on October 31, 2002. The maturity date shown is the next scheduled reset date.

    AMBAC  AMBAC Assurance Corp.
      AMT  Alternative Minimum Tax
      ETM  Escrowed to Maturity
     FGIC  Financial Guaranty Insurance Co.
      FSA  Financial Security Assurance, Inc.
       GO  General Obligation
     HEFA  Health & Educational Facitilies Authority
      LOC  Letter of Credit
     MBIA  MBIA Insurance Corporation
      PCR  Pollution Control Revenue
      PSF  Permanent School Fund
       RB  Revenue Bond

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Investment Companies .............................          8%
Corporate Notes and Bonds:
  Aaa ............................................         56%
  Aa .............................................         24%
  A ..............................................          6%
  Baa ............................................          3%
  BBB ............................................          1%
  NR .............................................          2%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MONEY MARKET FUND                               OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Commercial Paper                65%
Certificates of Deposit         23%
Repurchase Agreement             4%
Time Deposit                     4%
Gic Within Funding Agreement     3%
Cash and Other Net Assets        1%

% of Total Net Assets

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

COMMERCIAL PAPER (A) - 65.41%
               AIRLINES - 3.81%
$  13,000,000  International Lease Finance
                 1.750%, 12/13/02 .........   $    12,973,458
                                              ---------------
               BANKS - 17.31%
   13,000,000  CDC IXIS Capital Markets
                 1.740%, 11/18/02 .........        12,989,318
   10,000,000  Citicorp
                 1.720%, 11/21/02 .........         9,990,444
   13,000,000  Marshall & Ilsley
                 1.760%, 11/27/02 .........        12,983,476
   13,000,000  UBS Finance (DE)
                 1.890%, 11/01/02 .........        13,000,000
   10,000,000  Wells Fargo
                 1.750%, 12/17/02 .........         9,977,639
                                              ---------------
                                                   58,940,877
                                              ---------------
               CREDIT - 18.77%
   13,000,000  Blue Ridge Asset Funding
                 1.760%, 11/07/02 (B)......        12,996,187
   13,000,000  Falcon Asset Securitization
                 1.775%, 12/05/02 (B)......        12,978,207
   11,000,000  Greenwich Funding
                 1.780%, 01/21/03 (B)......        10,955,945
   14,000,000  Park Avenue Receivables
                 1.760%, 11/06/02 (B)......        13,996,578
   13,000,000  Quincy Capital
                 1.780%, 11/20/02 (B)......        12,987,787
                                              ---------------
                                                   63,914,704
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

               FINANCIAL SERVICES - 14.07%
$  13,000,000  Bear Stearns
                 1.680%, 12/10/02 .........   $    12,976,340
   10,000,000  Fountain Square Commercial
                 Funding
                 1.750%, 12/02/02 (B)......         9,984,930
   12,000,000  General Electric Capital
                 1.750%, 11/13/02 .........        11,993,000
   13,000,000  Transamerica Finance
                 1.760%, 12/11/02 .........        12,974,578
                                              ---------------
                                                   47,928,848
                                              ---------------
               FOOD - 3.82%
   13,000,000  Unilever Capital
                 1.870%, 11/01/02 .........        13,000,000
                                              ---------------
               INSURANCE - 3.81%
   13,000,000  ING U.S. Funding
                 1.750%, 11/12/02 .........        12,993,049
                                              ---------------
               RETAIL - 3.82%
   13,000,000  Wal-Mart Stores
                 1.770%, 11/07/02 (B)......        12,996,165
                                              ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $222,747,101).......       222,747,101
                                              ---------------

CERTIFICATES OF DEPOSIT - 22.84%
               BANKS - 22.84%
               Abbey National (NY)
    5,000,000    1.950%, 12/09/02..........         5,000,000
    5,000,000    1.710%, 02/19/03..........         5,000,908
    4,000,000  Australia New Zealand Bank (NY)
                 2.505%, 05/02/03 .........         4,000,099
               Bayerische Landesbank
                 Girozentrale (NY)
    5,000,000    1.770%, 04/28/03..........         5,000,489
    5,000,000    1.770%, 06/23/03..........         5,003,486
    8,000,000  Harris Trust & Savings Bank
                 1.750%, 11/25/02 .........         8,000,000
    7,000,000  Lloyds TBS Bank (NY)
                 1.730%, 02/10/03 .........         6,999,608
    3,000,000  National City Bank
                 1.810%, 08/25/03 .........         3,000,244
    5,000,000  Nordea Bank Finland (NY)
                 1.830%, 01/23/03 .........         5,000,114
    3,000,000  Rabobank Nederland (NY)
                 1.845%, 09/19/03 .........         3,000,132
    8,000,000  Regions Bank
                 1.610%, 02/03/03 .........         8,000,000
    5,000,000  Royal Bank of Canada (NY)
                 2.320%, 02/27/03 .........         5,000,160
    5,000,000  Societe Generale (NY)
                 1.880%, 12/31/02 .........         5,000,564
               Toronto Dominion Bank (NY)
    4,758,000    2.340%, 01/09/03..........         4,760,873
    5,000,000    1.670%, 03/20/03..........         5,000,000
                                              ---------------
                                                   77,766,677
                                              ---------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $77,766,677)........        77,766,677
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MONEY MARKET FUND                               OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
 ---------                                        ------

TIME DEPOSIT - 4.06%
$  13,829,000  Suntrust Bank (GC)
                 1.781%, 11/01/02 .........   $    13,829,000
                                              ---------------
               TOTAL TIME DEPOSIT
                 (Cost $13,829,000)........        13,829,000
                                              ---------------

GIC WITHIN FUNDING AGREEMENT - 2.94%
   10,000,000  Allstate Life Funding Agreement GIC
                 1.890%, 12/01/02 .........        10,000,000
                                              ---------------
               TOTAL GIC WITHIN FUNDING AGREEMENT
                 (Cost $10,000,000)........        10,000,000
                                              ---------------

REPURCHASE AGREEMENT - 4.11%
   14,000,000  Bank One, 1.780%,
                 dated 10/31/02, matures 11/01/02,
                 repurchase price $14,000,692
                 (collateralized by U.S. Government
                 Agency Instruments, total market
                 value $14,281,561)........        14,000,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $14,000,000)........        14,000,000
                                              ---------------
TOTAL INVESTMENTS - 99.36%
   (Cost $338,342,778)*....................       338,342,778
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.64%...         2,194,661
                                              ---------------
NET ASSETS - 100.00%.......................   $   340,537,439
                                              ===============

------------------------------------
  * At October 31, 2002, cost is identical for book and Federal income tax purposes.
(A)  Annualized yield at the time of purchase.
(B) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2002, these securities amounted to $86,895,799 or 25.52% of net assets.

(DE) Delaware
(GC) Grand Cayman
GIC  Guaranteed Investment Contract
(NY) New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                         MONTAG
                                                                   CHICAGO CAPITAL     & CALDWELL      TAMRO LARGE       VALUE
                                                                      GROWTH FUND      GROWTH FUND   CAP VALUE FUND      FUND
                                                                   ---------------   --------------  --------------  ------------
ASSETS:
Investments:
        Investments at cost ...................................    $   707,711,428   $2,065,871,475  $    9,947,849  $123,239,166
        Repurchase agreements .................................         45,193,000               --              --            --
        Net unrealized appreciation (depreciation) ............          5,552,108      (57,814,946)       (296,352)  (11,481,917)
                                                                   ---------------   --------------  --------------  ------------
          Total investments at value ..........................        758,456,536    2,008,056,529       9,651,497   111,757,249
Cash ..........................................................                317               --              --            --
Receivables:
        Dividends and interest ................................            152,095        2,968,491          18,537       248,162
        Fund shares sold ......................................          2,489,988        6,112,483             854       137,513
        Investments sold ......................................                 --       25,587,965              --       186,363
        Due from Adviser, net .................................                 --               --              --            --
        Deferred organization costs ...........................                 --               --              --            --
Other assets ..................................................              1,546            5,475              66           427
                                                                   ---------------   --------------  --------------  ------------
          Total assets ........................................        761,100,482    2,042,730,943       9,670,954   112,329,714
                                                                   ---------------   --------------  --------------  ------------

LIABILITIES:
Payables:
        Investments purchased .................................                 --               --          19,626       426,013
        Fund shares redeemed ..................................          1,668,652        1,947,235             800            --
        Due to Adviser, net ...................................            429,280        1,146,425             794        48,943
        Administration fee ....................................             32,825           88,597           1,112         6,121
        Distribution fees .....................................             45,851           54,256             728         8,457
        Trustees fees .........................................             10,284           27,465             129         1,588
Accrued expenses and other payables ...........................            123,283          307,370          15,671        21,241
                                                                   ---------------   --------------  --------------  ------------
          Total liabilities ...................................          2,310,175        3,571,348          38,860       512,363
                                                                   ---------------   --------------  --------------  ------------
NET ASSETS ....................................................    $   758,790,307   $2,039,159,595  $    9,632,094  $111,817,351
                                                                   ===============   ==============  ==============  ============

NET ASSETS CONSIST OF:
    Paid in capital ...........................................    $   813,304,536   $2,509,848,534  $   11,579,695  $143,363,566
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ...........................                 --        2,918,599          18,029       284,364
    Accumulated net realized gain (loss) on investments and
       foreign currency transactions ..........................        (60,066,337)    (415,792,592)     (1,669,278)  (20,348,662)
    Net unrealized appreciation (depreciation) on investments .          5,552,108      (57,814,946)       (296,352)  (11,481,917)
                                                                   ---------------   --------------  --------------  ------------
        TOTAL NET ASSETS ......................................    $   758,790,307   $2,039,159,595  $    9,632,094  $111,817,351
                                                                   ===============   ==============  ==============  ============
CLASS N:
    Net Assets ................................................    $   609,049,191   $  714,043,480  $    9,632,094  $111,817,351
    Shares of beneficial interest outstanding .................         32,825,601       37,531,594       1,136,759    13,237,410
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......................    $         18.55   $        19.03  $         8.47  $       8.45
                                                                   ===============   ==============  ==============  ============
CLASS I:
    Net Assets ................................................    $   149,741,116   $1,325,116,115             N/A           N/A
    Shares of beneficial interest outstanding .................          8,019,476       68,952,056             N/A           N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......................    $         18.67   $        19.22             N/A           N/A
                                                                   ===============   ==============  ==============  ============


                                                                                                                  VEREDUS
                                                                  VEREDUS SELECT       TALON      TAMRO SMALL   AGGRESSIVE
                                                                    GROWTH FUND    MID CAP FUND    CAP FUND     GROWTH FUND
                                                                  --------------   ------------   -----------  -------------
ASSETS:
Investments:
        Investments at cost ...................................   $    2,111,920   $ 93,247,324   $39,570,998  $ 367,686,098
        Repurchase agreements .................................          318,640             --            --     22,137,909
        Net unrealized appreciation (depreciation) ............           15,246     (8,453,040)      316,230    (14,969,544)
                                                                  --------------   ------------   -----------  -------------
          Total investments at value ..........................        2,445,806     84,794,284    39,887,228    374,854,463
Cash ..........................................................               --             --            --             --
Receivables:
        Dividends and interest ................................              669         71,114        40,655         49,812
        Fund shares sold ......................................               --      1,360,324         7,321        835,908
        Investments sold ......................................          225,773        894,831       717,655     15,393,687
        Due from Adviser, net .................................            3,548             --            --             --
        Deferred organization costs ...........................               --             --            --          3,179
Other assets ..................................................               --            170            33            974
                                                                  --------------   ------------   -----------  -------------
          Total assets ........................................        2,675,796     87,120,723    40,652,892    391,138,023
                                                                  --------------   ------------   -----------  -------------

LIABILITIES:
Payables:
        Investments purchased .................................          498,961      1,210,858        83,850     20,122,487
        Fund shares redeemed ..................................               --         92,083       109,456      3,432,685
        Due to Adviser, net ...................................               --         45,494        24,328        267,342
        Administration fee ....................................              515          3,925         2,809         16,665
        Distribution fees .....................................              164          6,178         3,056         24,029
        Trustees fees .........................................               29          1,100           524          4,860
Accrued expenses and other payables ...........................           11,687         33,593        21,654        145,042
                                                                  --------------   ------------   -----------  -------------
          Total liabilities ...................................          511,356      1,393,231       245,677     24,013,110
                                                                  --------------   ------------   -----------  -------------
NET ASSETS ....................................................   $    2,164,440   $ 85,727,492   $40,407,215  $ 367,124,913
                                                                  ==============   ============   ===========  =============

NET ASSETS CONSIST OF:
    Paid in capital ...........................................   $    2,892,381   $ 95,043,855   $41,628,373  $ 575,756,665
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ...........................               --             --        28,857         (1,256)
    Accumulated net realized gain (loss) on investments and
       foreign currency transactions ..........................         (743,187)      (863,323)   (1,566,245)  (193,660,952)
    Net unrealized appreciation (depreciation) on investments .           15,246     (8,453,040)      316,230    (14,969,544)
                                                                  --------------   ------------   -----------  -------------
        TOTAL NET ASSETS ......................................   $    2,164,440   $ 85,727,492   $40,407,215  $ 367,124,913
                                                                  ==============   ============   ===========  =============
CLASS N:
    Net Assets ................................................   $    2,164,440   $ 85,727,492   $40,407,215  $ 314,316,879
    Shares of beneficial interest outstanding .................          296,650      6,021,621     3,851,954     27,465,093
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......................   $         7.30   $      14.24   $     10.49  $       11.44
                                                                  ==============   ============   ===========  =============
CLASS I:
    Net Assets ................................................              N/A            N/A           N/A  $  52,808,034
    Shares of beneficial interest outstanding .................              N/A            N/A           N/A      4,600,695
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......................              N/A            N/A           N/A  $       11.48
                                                                  ==============   ============   ===========  =============



                                                                   REAL ESTATE     VEREDUS
                                                                       FUND      SCITECH FUND
                                                                   -----------   ------------
ASSETS:
Investments:
        Investments at cost ...................................    $19,615,251   $  2,058,129
        Repurchase agreements .................................        560,685        336,322
        Net unrealized appreciation (depreciation) ............       (313,106)         8,433
                                                                   -----------   ------------
          Total investments at value ..........................     19,862,830      2,402,884
Cash ..........................................................             --             --
Receivables:
        Dividends and interest ................................         10,580             14
        Fund shares sold ......................................         80,830             --
        Investments sold ......................................             --         22,285
        Due from Adviser, net .................................             --          3,469
        Deferred organization costs ...........................            831             --
Other assets ..................................................             77             10
                                                                   -----------   ------------
          Total assets ........................................     19,955,148      2,428,662
                                                                   -----------   ------------

LIABILITIES:
Payables:
        Investments purchased .................................             --        209,223
        Fund shares redeemed ..................................             64             --
        Due to Adviser, net ...................................         11,960             --
        Administration fee ....................................          1,302            453
        Distribution fees .....................................          1,484            164
        Trustees fees .........................................            295             30
Accrued expenses and other payables ...........................         16,461         12,970
                                                                   -----------   ------------
          Total liabilities ...................................         31,566        222,840
                                                                   -----------   ------------
NET ASSETS ....................................................    $19,923,582   $  2,205,822
                                                                   ===========   ============

NET ASSETS CONSIST OF:
    Paid in capital ...........................................    $19,287,115   $  4,223,104
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ...........................         81,837             --
    Accumulated net realized gain (loss) on investments and
       foreign currency transactions ..........................        867,736     (2,025,715)
    Net unrealized appreciation (depreciation) on investments .       (313,106)         8,433
                                                                   -----------   ------------
        TOTAL NET ASSETS ......................................    $19,923,582   $  2,205,822
                                                                   ===========   ============
CLASS N:
    Net Assets ................................................    $19,923,582   $  2,205,822
    Shares of beneficial interest outstanding .................      2,157,493        451,245
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......................    $      9.23   $       4.89
                                                                   ===========   ============
CLASS I:
    Net Assets ................................................            N/A            N/A
    Shares of beneficial interest outstanding .................            N/A            N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......................            N/A            N/A
                                                                   ===========   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62 - 63

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
--------------------------------------------------------------------------------

                                                                                                                       MONTAG
                                                                     EQUITY PLUS    SELECT SMALL  CHICAGO CAPITAL    & CALDWELL
                                                                        FUND          CAP FUND     BALANCED FUND   BALANCED FUND
                                                                     ------------   ------------  ---------------  -------------
ASSETS:
Investments:
        Investments at cost ....................................     $101,256,142   $ 28,878,560  $   281,948,877  $ 208,692,257
        Repurchase agreements ..................................               --             --        6,509,000             --
        Net unrealized appreciation (depreciation) .............       19,782,149       (756,340)      16,296,158      3,826,724
                                                                     ------------   ------------  ---------------  -------------
          Total investments at value ...........................      121,038,291     28,122,220      304,754,035    212,518,981
Cash ...........................................................           16,796             --              385             --
Foreign currency (cost $142,056) ...............................               --             --               --             --
Receivables:
        Dividends and interest .................................          149,912         10,865        1,222,178      1,466,539
        Dividend reclaims ......................................               --             --               --             --
        Fund shares sold .......................................               10            273          344,007      1,088,521
        Investments and foreign currency sold ..................               --             --               --      2,007,998
Other assets ...................................................           19,472          2,847              975            835
                                                                     ------------   ------------  ---------------  -------------
          Total assets .........................................      121,224,481     28,136,205      306,321,580    217,082,874
                                                                     ------------   ------------  ---------------  -------------

LIABILITIES:
Payables:
        Due to custodian .......................................               --             --               --             --
        Dividend distribution ..................................               --             --               --             --
        Investments and foreign currency purchased .............               --             --        4,378,109             --
        Fund shares redeemed ...................................           14,584         25,000          811,405      1,381,262
        Due to Adviser, net ....................................           35,619         10,864          174,483        135,786
        Administration fee .....................................            6,490          3,666           16,750         10,830
        Distribution fees ......................................               --          2,118           22,681          6,319
        Trustees fees ..........................................            1,817            423            4,052          2,889
Accrued expenses and other payables ............................           19,035         15,132           84,500         40,522
                                                                     ------------   ------------  ---------------  -------------
          Total liabilities ....................................           77,545         57,203        5,491,980      1,577,608
                                                                     ------------   ------------  ---------------  -------------
NET ASSETS .....................................................     $121,146,936   $ 28,079,002  $   300,829,600  $ 215,505,266
                                                                     ============   ============  ===============  =============

NET ASSETS CONSIST OF:
    Paid in capital ............................................     $ 95,486,705   $ 30,830,507  $   298,388,488  $ 247,397,406
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ............................          178,918          2,216          530,346        251,205
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions .......................        5,699,164     (1,997,381)     (14,385,392)   (35,970,069)
    Net unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currency       19,782,149       (756,340)      16,296,158      3,826,724
                                                                     ------------   ------------  ---------------  -------------
        TOTAL NET ASSETS .......................................     $121,146,936   $ 28,079,002  $   300,829,600  $ 215,505,266
                                                                     ============   ============  ===============  =============
CLASS N:
    Net Assets .................................................              N/A   $ 28,079,002  $   300,829,600  $  82,126,330
    Shares of beneficial interest outstanding ..................              N/A      3,423,320       29,781,221      5,543,171
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................              N/A   $       8.20  $         10.10  $       14.82
                                                                     ============   ============  ===============  =============
CLASS I:
    Net Assets .................................................     $121,146,936            N/A              N/A  $ 133,378,936
    Shares of beneficial interest outstanding ..................        9,642,635            N/A              N/A      9,002,402
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................     $      12.56            N/A              N/A  $       14.82
                                                                     ============   ============  ===============  =============


                                                                                                        INVESTMENT
                                                                     INTERNATIONAL   CHICAGO CAPITAL    GRADE BOND
                                                                      EQUITY FUND       BOND FUND          FUND
                                                                     -------------   ---------------   ------------
ASSETS:
Investments:
        Investments at cost ....................................     $  18,263,427   $   471,554,251   $ 55,005,147
        Repurchase agreements ..................................                --        27,370,000             --
        Net unrealized appreciation (depreciation) .............        (3,202,864)       11,792,055      2,856,946
                                                                     -------------   ---------------   ------------
          Total investments at value ...........................        15,060,563       510,716,306     57,862,093
Cash ...........................................................           183,615               708             --
Foreign currency (cost $142,056) ...............................           161,942                --             --
Receivables:
        Dividends and interest .................................            36,133         5,498,659        672,085
        Dividend reclaims ......................................            46,437                --             --
        Fund shares sold .......................................           135,672         1,058,895        110,000
        Investments and foreign currency sold ..................                --                --             --
Other assets ...................................................             1,690             1,324          8,618
                                                                     -------------   ---------------   ------------
          Total assets .........................................        15,626,052       517,275,892     58,652,796
                                                                     -------------   ---------------   ------------

LIABILITIES:
Payables:
        Due to custodian .......................................                --                --             --
        Dividend distribution ..................................                --           945,704        200,045
        Investments and foreign currency purchased .............             1,363        22,535,472      3,635,960
        Fund shares redeemed ...................................             5,876           909,433         11,369
        Due to Adviser, net ....................................             4,464           149,660         20,922
        Administration fee .....................................             3,096            25,980          3,512
        Distribution fees ......................................             1,157            17,123             --
        Trustees fees ..........................................               199             7,010            841
Accrued expenses and other payables ............................            29,061            84,925         31,840
                                                                     -------------   ---------------   ------------
          Total liabilities ....................................            45,216        24,675,307      3,904,489
                                                                     -------------   ---------------   ------------
NET ASSETS .....................................................     $  15,580,836   $   492,600,585   $ 54,748,307
                                                                     =============   ===============   ============

NET ASSETS CONSIST OF:
    Paid in capital ............................................     $  46,292,885   $   492,251,809   $ 50,471,191
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ............................           (15,059)         (597,002)       (60,085)
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions .......................       (27,514,012)      (10,846,277)     1,480,255
    Net unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currency        (3,182,978)       11,792,055      2,856,946
                                                                     -------------   ---------------   ------------
        TOTAL NET ASSETS .......................................     $  15,580,836   $   492,600,585   $ 54,748,307
                                                                     =============   ===============   ============
CLASS N:
    Net Assets .................................................     $  15,580,836   $   229,676,119            N/A
    Shares of beneficial interest outstanding ..................         1,683,222        22,834,924            N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................     $        9.26   $         10.06            N/A
                                                                     =============   ===============   ============
CLASS I:
    Net Assets .................................................               N/A   $   262,924,466   $ 54,748,307
    Shares of beneficial interest outstanding ..................               N/A        26,144,274      5,299,479
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................               N/A   $         10.06   $      10.33
                                                                     =============   ===============   ============


                                                                          CHICAGO        CHICAGO CAPITAL
                                                                     CAPITAL MUNICIPAL    MONEY MARKET
                                                                         BOND FUND            FUND
                                                                      ----------------   ---------------
ASSETS:
Investments:
        Investments at cost ....................................      $     53,711,935   $   324,342,778
        Repurchase agreements ..................................                    --        14,000,000
        Net unrealized appreciation (depreciation) .............             2,924,914                --
                                                                      ----------------   ---------------
          Total investments at value ...........................            56,636,849       338,342,778
Cash ...........................................................                    --                --
Foreign currency (cost $142,056) ...............................                    --                --
Receivables:
        Dividends and interest .................................               738,972           431,408
        Dividend reclaims ......................................                    --                --
        Fund shares sold .......................................                 1,120         2,428,060
        Investments and foreign currency sold ..................                    --                --
Other assets ...................................................                   140             1,274
                                                                      ----------------   ---------------
          Total assets .........................................            57,377,081       341,203,520
                                                                      ----------------   ---------------

LIABILITIES:
Payables:
        Due to custodian .......................................                    --               142
        Dividend distribution ..................................               125,606           308,248
        Investments and foreign currency purchased .............             2,944,947                --
        Fund shares redeemed ...................................                 4,317           136,949
        Due to Adviser, net ....................................                12,759           113,383
        Administration fee .....................................                 4,435            15,077
        Distribution fees ......................................                    --                --
        Trustees fees ..........................................                   764             4,734
Accrued expenses and other payables ............................                19,842            87,548
                                                                      ----------------   ---------------
          Total liabilities ....................................             3,112,670           666,081
                                                                      ----------------   ---------------
NET ASSETS .....................................................      $     54,264,411   $   340,537,439
                                                                      ================   ===============

NET ASSETS CONSIST OF:
    Paid in capital ............................................      $     51,353,818   $   340,537,348
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ............................                    --                91
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions .......................               (14,321)               --
    Net unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currency             2,924,914                --
                                                                      ----------------   ---------------
        TOTAL NET ASSETS .......................................      $     54,264,411   $   340,537,439
                                                                      ================   ===============
CLASS N:
    Net Assets .................................................      $     54,264,411   $   340,537,439
    Shares of beneficial interest outstanding ..................             5,136,590       340,537,502
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................      $          10.56   $          1.00
                                                                      ================   ===============
CLASS I:
    Net Assets .................................................                   N/A               N/A
    Shares of beneficial interest outstanding ..................                   N/A               N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................                   N/A               N/A
                                                                      ================   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64 - 65

FOR THE YEAR ENDED OCTOBER 31, 2002
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                 MONTAG
                                                                            CHICAGO CAPITAL    & CALDWELL      TAMRO LARGE
                                                                               GROWTH FUND     GROWTH FUND   CAP VALUE FUND
                                                                            ---------------   -------------  --------------
INVESTMENT INCOME:
     Dividends .........................................................    $     5,400,301   $  27,808,706  $      168,888
     Less: foreign taxes withheld ......................................                 --              --            (522)
     Interest ..........................................................            627,786          16,115          14,001
                                                                            ---------------   -------------  --------------
      Total investment income ..........................................          6,028,087      27,824,821         182,367
                                                                            ---------------   -------------  --------------

EXPENSES:
     Investment advisory fees ..........................................          4,666,534      14,490,109          75,354
     Distribution expenses .............................................          1,410,850       2,064,718          23,548
     Transfer agent fees ...............................................            373,093         741,044          23,919
     Administration fees ...............................................            352,219       1,128,264           7,749
     Registration expenses .............................................             59,298          45,497           5,343
     Custodian fees ....................................................             47,159          96,452          14,307
     Professional fees .................................................             36,302          75,333          13,035
     Amortization of organization costs ................................                 --              --              --
     Reports to shareholder expense ....................................             49,776         130,400           2,652
     Trustees fees .....................................................             32,935         103,317             449
     Other expenses ....................................................             42,660         115,017           2,093
                                                                            ---------------   -------------  --------------
      Total expenses before waivers ....................................          7,070,826      18,990,151         168,449
                                                                            ---------------   -------------  --------------
      Less: Investment advisory fees waived ............................                 --              --         (55,406)
      Less: Expenses reimbursed ........................................                 --              --              --
                                                                            ---------------   -------------  --------------
      Net expenses .....................................................          7,070,826      18,990,151         113,043
                                                                            ---------------   -------------  --------------

NET INVESTMENT INCOME (LOSS) ...........................................         (1,042,739)      8,834,670          69,324
                                                                            ---------------   -------------  --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ...........................        (21,897,282)   (294,555,135)     (1,504,920)
     Net change in unrealized appreciation (depreciation) on investments        (54,609,785)    (70,820,025)       (204,906)
                                                                            ---------------   -------------  --------------

     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...................        (76,507,067)   (365,375,160)     (1,709,826)
                                                                            ---------------   -------------  --------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............    $   (77,549,806)  $(356,540,490) $   (1,640,502)
                                                                            ===============   =============  ==============



                                                                              VALUE     VEREDUS SELECT       TALON      TAMRO SMALL
                                                                              FUND      GROWTH FUND(A)   MID CAP FUND    CAP FUND
                                                                          ------------  --------------   ------------   -----------
INVESTMENT INCOME:
     Dividends .........................................................  $  2,576,793  $       16,126   $    532,066   $   288,195
     Less: foreign taxes withheld ......................................          (772)             --         (6,562)           --
     Interest ..........................................................            --           1,849         11,690        58,531
                                                                          ------------  --------------   ------------   -----------
      Total investment income ..........................................     2,576,021          17,975        537,194       346,726
                                                                          ------------  --------------   ------------   -----------

EXPENSES:
     Investment advisory fees ..........................................       933,732          15,673        561,835       265,226
     Distribution expenses .............................................       291,791           4,898        175,577        73,674
     Transfer agent fees ...............................................        18,912          14,897        125,730        28,992
     Administration fees ...............................................        66,544           2,707         38,582        20,940
     Registration expenses .............................................        12,130           4,000         22,483        12,137
     Custodian fees ....................................................        34,191          10,624         17,726        15,167
     Professional fees .................................................        19,649          10,052         15,575        16,068
     Amortization of organization costs ................................            --              --             --            --
     Reports to shareholder expense ....................................        11,668           2,218          4,545        12,689
     Trustees fees .....................................................         5,033              89          3,330         1,353
     Other expenses ....................................................         5,084           2,432            972         1,832
                                                                          ------------  --------------   ------------   -----------
      Total expenses before waivers ....................................     1,398,734          67,590        966,355       448,078
                                                                          ------------  --------------   ------------   -----------
      Less: Investment advisory fees waived ............................      (273,280)        (15,673)       (53,356)      (64,965)
      Less: Expenses reimbursed ........................................            --         (26,448)            --            --
                                                                          ------------  --------------   ------------   -----------
      Net expenses .....................................................     1,125,454          25,469        912,999       383,113
                                                                          ------------  --------------   ------------   -----------

NET INVESTMENT INCOME (LOSS) ...........................................     1,450,567          (7,494)      (375,805)      (36,387)
                                                                          ------------  --------------   ------------   -----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ...........................   (20,220,349)       (743,187)      (820,798)   (1,289,393)
     Net change in unrealized appreciation (depreciation) on investments     9,958,745          15,246    (10,460,981)   (7,211,180)
                                                                          ------------  --------------   ------------   -----------

     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...................   (10,261,604)       (727,941)   (11,281,779)   (8,500,573)
                                                                          ------------  --------------   ------------   -----------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............  $ (8,811,037) $    (735,435)   $(11,657,584)  $(8,536,960)
                                                                          ============  ==============   ============   ===========


                                                                              VEREDUS
                                                                             AGGRESSIVE     REAL ESTATE      VEREDUS
                                                                             GROWTH FUND       FUND       SCITECH FUND
                                                                            -------------   -----------   ------------
INVESTMENT INCOME:
     Dividends .........................................................    $     901,725   $   970,628   $        868
     Less: foreign taxes withheld ......................................               --            --             --
     Interest ..........................................................          460,752        13,413          5,160
                                                                            -------------   -----------   ------------
      Total investment income ..........................................        1,362,477       984,041          6,028
                                                                            -------------   -----------   ------------

EXPENSES:
     Investment advisory fees ..........................................        4,051,747       179,518         29,370
     Distribution expenses .............................................          908,417        44,879          7,342
     Transfer agent fees ...............................................          485,382        19,131         22,412
     Administration fees ...............................................          215,193        11,046          3,556
     Registration expenses .............................................           59,848         4,786         14,271
     Custodian fees ....................................................           35,899        15,507         14,348
     Professional fees .................................................           26,984        14,241         13,873
     Amortization of organization costs ................................            4,814         4,971             --
     Reports to shareholder expense ....................................           66,891         1,832          1,512
     Trustees fees .....................................................           18,823           799            146
     Other expenses ....................................................            3,743         5,160          1,865
                                                                            -------------   -----------   ------------
      Total expenses before waivers ....................................        5,877,741       301,870        108,695
                                                                            -------------   -----------   ------------
      Less: Investment advisory fees waived ............................         (318,442)      (55,925)       (29,370)
      Less: Expenses reimbursed ........................................               --            --        (35,270)
                                                                            -------------   -----------   ------------
      Net expenses .....................................................        5,559,299       245,945         44,055
                                                                            -------------   -----------   ------------

NET INVESTMENT INCOME (LOSS) ...........................................       (4,196,822)      738,096        (38,027)
                                                                            -------------   -----------   ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ...........................     (167,019,575)      716,774     (1,038,715)
     Net change in unrealized appreciation (depreciation) on investments      (27,212,204)     (792,411)      (247,175)
                                                                            -------------   -----------   ------------

     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...................     (194,231,779)      (75,637)    (1,285,890)
                                                                            -------------   -----------   ------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............    $(198,428,601)  $   662,459   $ (1,323,917)
                                                                            =============   ===========   ============

-------------------------------------
(a) ABNAMRO/Veredus Select Growth Fund commenced investment operations on December 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66 - 67

          ABN AMRO FUNDS
------------------------

FOR THE YEAR ENDED OCTOBER 31, 2002
STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------

                                                                                   EQUITY PLUS FUND (A)
                                                                            ----------------------------------

                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                            OCTOBER 31, 2002   APRIL 30, 2002
                                                                            ----------------  ----------------
INVESTMENT INCOME:
     Dividends .........................................................    $      1,288,866  $      3,012,237
     Less: foreign taxes withheld ......................................                  --                --
     Interest ..........................................................               1,466           138,563
                                                                            ----------------  ----------------
      Total investment income ..........................................           1,290,332         3,150,800
                                                                            ----------------  ----------------

EXPENSES:
     Investment advisory fees ..........................................             291,248           934,748
     Distribution expenses .............................................                  --            60,016
     Transfer agent fees ...............................................              24,976           107,265
     Administration fees ...............................................              64,852           348,014
     Registration expenses .............................................               7,051            37,427
     Custodian fees ....................................................              10,571            24,339
     Professional fees .................................................              25,641            25,040
     Reports to shareholder expense ....................................               7,281            66,467
     Trustees fees .....................................................               6,378            19,932
     Other expenses ....................................................              46,514             1,792
                                                                            ----------------  ----------------
      Total expenses before waivers ....................................             484,512         1,625,040
                                                                            ----------------  ----------------
      Less: Investment advisory fees waived ............................             (93,359)         (281,760)
                                                                            ----------------  ----------------
      Net operating expenses ...........................................             391,153         1,343,280
     Interest expense ..................................................                  --                --
                                                                            ----------------  ----------------
      Net expenses .....................................................             391,153         1,343,280
                                                                            ----------------  ----------------

NET INVESTMENT INCOME (LOSS) ...........................................             899,179         1,807,520
                                                                            ----------------  ----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ...........................           8,663,513        12,185,456
     Net realized loss on foreign currency transactions ................                  --                --
     Net change in unrealized appreciation (depreciation) on investments         (33,569,941)      (54,760,242)
     Net change in unrealized appreciation  on translation of assets
      and liabilities denominated in foreign currency ..................                  --                --
                                                                            ----------------  ----------------

     NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS .............         (24,906,428)      (42,574,786)
                                                                            ----------------  ----------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............    $    (24,007,249) $    (40,767,266)
                                                                            ================  ================


                                                                                 SELECT SMALL CAP FUND (A)
                                                                            ----------------------------------

                                                                            SIX MONTHS ENDED     YEAR ENDED       CHICAGO CAPITAL
                                                                            OCTOBER 31, 2002   APRIL 30, 2002      BALANCED FUND
                                                                            ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends .........................................................    $        135,441  $        243,336   $     1,661,095
     Less: foreign taxes withheld ......................................                 (90)               --                --
     Interest ..........................................................                 612            21,247         7,793,912
                                                                            ----------------  ----------------   ---------------
      Total investment income ..........................................             135,963           264,583         9,455,007
                                                                            ----------------  ----------------   ---------------

EXPENSES:
     Investment advisory fees ..........................................              82,587           196,961         2,320,072
     Distribution expenses .............................................              28,661                --           828,596
     Transfer agent fees ...............................................              11,388            31,000            59,658
     Administration fees ...............................................              20,009           100,579           188,150
     Registration expenses .............................................               5,179            15,564            25,689
     Custodian fees ....................................................               6,724            18,371            30,151
     Professional fees .................................................               8,173            25,933            26,712
     Reports to shareholder expense ....................................               1,652            15,606            20,949
     Trustees fees .....................................................               1,190             3,139            15,568
     Other expenses ....................................................               7,213             2,483            33,952
                                                                            ----------------  ----------------   ---------------
      Total expenses before waivers ....................................             172,776           409,636         3,549,497
                                                                            ----------------  ----------------   ---------------
      Less: Investment advisory fees waived ............................              (1,691)           (4,835)               --
                                                                            ----------------  ----------------   ---------------
      Net operating expenses ...........................................             171,085           404,801         3,549,497
     Interest expense ..................................................                  --                --                --
                                                                            ----------------  ----------------   ---------------
      Net expenses .....................................................             171,085           404,801         3,549,497
                                                                            ----------------  ----------------   ---------------

NET INVESTMENT INCOME (LOSS) ...........................................             (35,122)         (140,218)        5,905,510
                                                                            ----------------  ----------------   ---------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ...........................            (889,952)           73,835        (8,469,792)
     Net realized loss on foreign currency transactions ................                  --                --                --
     Net change in unrealized appreciation (depreciation) on investments          (7,728,844)        5,914,773       (11,557,510)
     Net change in unrealized appreciation  on translation of assets
      and liabilities denominated in foreign currency ..................                  --                --                --
                                                                            ----------------  ----------------   ---------------

     NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS .............          (8,618,796)        5,988,608       (20,027,302)
                                                                            ----------------  ----------------   ---------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............    $     (8,653,918) $      5,848,390   $   (14,121,792)
                                                                            ================  ================   ===============




                                                                                  MONTAG
                                                                                & CALDWELL       INTERNATIONAL     CHICAGO CAPITAL
                                                                               BALANCED FUND      EQUITY FUND         BOND FUND
                                                                             ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends .........................................................     $      2,138,179  $        565,231   $            --
     Less: foreign taxes withheld ......................................                   --           (58,106)               --
     Interest ..........................................................            5,502,718                --        26,300,465
                                                                             ----------------  ----------------   ---------------
      Total investment income ..........................................            7,640,897           507,125        26,300,465
                                                                             ----------------  ----------------   ---------------

EXPENSES:
     Investment advisory fees ..........................................            1,990,824           357,269         2,497,406
     Distribution expenses .............................................              263,772            89,317           660,516
     Transfer agent fees ...............................................               69,796            19,699            94,212
     Administration fees ...............................................              145,157            32,875           254,891
     Registration expenses .............................................               26,787            12,211            29,481
     Custodian fees ....................................................               20,162            60,657            31,481
     Professional fees .................................................               25,093            19,776            28,167
     Reports to shareholder expense ....................................               33,001             3,287            37,664
     Trustees fees .....................................................               12,614             1,282            21,154
     Other expenses ....................................................                  634             1,848            47,823
                                                                             ----------------  ----------------   ---------------
      Total expenses before waivers ....................................            2,587,840           598,221         3,702,795
                                                                             ----------------  ----------------   ---------------
      Less: Investment advisory fees waived ............................                   --           (94,471)         (825,310)
                                                                             ----------------  ----------------   ---------------
      Net operating expenses ...........................................            2,587,840           503,750         2,877,485
     Interest expense ..................................................                   --             3,899                --
                                                                             ----------------  ----------------   ---------------
      Net expenses .....................................................            2,587,840           507,649         2,877,485
                                                                             ----------------  ----------------   ---------------

NET INVESTMENT INCOME (LOSS) ...........................................            5,053,057              (524)       23,422,980
                                                                             ----------------  ----------------   ---------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ...........................          (19,472,908)      (17,283,571)       (2,532,353)
     Net realized loss on foreign currency transactions ................                   --          (646,620)               --
     Net change in unrealized appreciation (depreciation) on investments           (6,514,506)       12,958,092        (7,866,589)
     Net change in unrealized appreciation  on translation of assets
      and liabilities denominated in foreign currency ..................                   --            20,421                --
                                                                             ----------------  ----------------   ---------------

     NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS .............          (25,987,414)       (4,951,678)      (10,398,942)
                                                                             ----------------  ----------------   ---------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............     $    (20,934,357) $     (4,952,202)  $    13,024,038
                                                                             ================  ================   ===============

---------------------------------
(a) Equity Plus Fund and Select Small Cap Fund commenced the year on May 1, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68 - 69

          ABN AMRO FUNDS
------------------------

FOR THE YEAR ENDED OCTOBER 31, 2002
STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------

                                                           INVESTMENT GRADE BOND FUND (A)
                                                         ----------------------------------
                                                                                                   CHICAGO       CHICAGO CAPITAL
                                                         SIX MONTHS ENDED      YEAR ENDED     CAPITAL MUNICIPAL   MONEY MARKET
                                                         OCTOBER 31, 2002    APRIL 30, 2002       BOND FUND           FUND
                                                         ----------------   ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends.....................................       $        17,751   $            --   $         30,490  $             --
     Interest......................................             1,626,798         5,113,682          2,208,783         6,761,931
                                                         ----------------   ---------------   ----------------  ----------------
      Total investment income......................             1,644,549         5,113,682          2,239,273         6,761,931
                                                         ----------------   ---------------   ----------------  ----------------

EXPENSES:
     Investment advisory fees......................               227,678           654,930            303,227         1,414,487
     Distribution expenses.........................                    --                39                 --                --
     Transfer agent fees...........................                15,155            33,933             13,764            83,085
     Administration fees...........................                32,012           145,931             34,683           186,537
     Registration expenses.........................                20,036            33,202             21,279            32,099
     Custodian fees................................                 7,252             9,986             12,200            36,565
     Professional fees.............................                31,196            21,047             15,062            25,801
     Reports to shareholder expense................                 3,177             8,805              4,269            35,362
     Trustees fees.................................                 1,545             6,514              2,311            16,935
     Other expenses................................                   156             4,169                370            25,457
                                                         ----------------   ---------------   ----------------  ----------------
      Total expenses before waivers................               338,207           918,556            407,165         1,856,328
                                                         ----------------   ---------------   ----------------  ----------------
      Less: Investment advisory fees waived........              (132,795)         (392,958)          (154,478)               --
                                                         ----------------   ---------------   ----------------  ----------------
      Net expenses.................................               205,412           525,598            252,687         1,856,328
                                                         ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME..............................             1,439,137         4,588,084          1,986,586         4,905,603
                                                         ----------------   ---------------   ----------------  ----------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
     Net realized gain on investments..............             4,365,722           313,124            824,622                --
     Net change in unrealized
      appreciation (depreciation) on investments...            (1,833,720)          616,070             21,616                --
                                                         ----------------   ---------------   ----------------  ----------------

     NET REALIZED AND UNREALIZED
      GAIN ON INVESTMENTS..........................             2,532,002           929,194            846,238                --
                                                         ----------------   ---------------   ----------------  ----------------

     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..............................       $     3,971,139   $     5,517,278   $      2,832,824  $      4,905,603
                                                         ================   ===============   ================  ================

-----------------------------------------
(a) Investment Grade Bond Fund commenced the year on May 1, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

          ABN AMRO FUNDS
------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                CHICAGO CAPITAL
                                                                                  GROWTH FUND
                                                                      -----------------------------------

                                                                             YEARS ENDED OCTOBER 31,
                                                                            2002               2001
                                                                      ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD................................     $    507,384,902   $    593,012,703
                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).................................           (1,042,739)          (878,132)
    Net realized gain (loss) on investments......................          (21,897,282)         1,203,927
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities.................          (54,609,785)      (169,195,556)
                                                                      ----------------   ----------------
    Net increase (decrease) in net assets from operations........          (77,549,806)      (168,869,761)
                                                                      ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N...................................................             (111,237)                --
       Class I...................................................                   --                 --
    Net realized gain on investments:
       Class N...................................................           (1,180,105)       (54,774,238)
       Class I...................................................             (110,672)        (5,077,155)
                                                                      ----------------   ----------------
       Total distributions.......................................           (1,402,014)       (59,851,393)
                                                                      ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N...................................................          373,508,048        283,488,104
       Class I...................................................          149,814,558         18,938,086
    Issued to shareholders in reinvestment of distributions:
       Class N...................................................            1,279,061         54,219,531
       Class I...................................................               96,641          4,356,646
    Cost of shares repurchased:
       Class N...................................................         (181,341,603)      (205,699,377)
       Class I...................................................          (25,478,231)       (12,209,637)
    Issued due to merger (Note A):
       Class N...................................................           12,478,751                 --
                                                                      ----------------   ----------------
          Net increase (decrease) from capital share transactions          330,357,225        143,093,353
                                                                      ----------------   ----------------
          Total increase (decrease) in net assets................          251,405,405        (85,627,801)
                                                                      ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...................     $    758,790,307   $    507,384,902
                                                                      ================   ================
    (A) Undistributed net investment income......................     $             --   $             --
                                                                      ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold......................................................           18,345,691         11,860,357
       Issued to shareholders in reinvestment of distributions...               56,974          2,136,309
       Repurchased...............................................           (9,049,976)        (8,808,778)
       Issued due to merger (Note A).............................              709,638                 --
    Class I:
       Sold......................................................            7,119,285            846,842
       Issued to shareholders in reinvestment of distributions...                4,288            171,454
       Repurchased...............................................           (1,224,139)          (535,767)
                                                                      ----------------   ----------------
          Net increase (decrease) in shares outstanding..........           15,961,761          5,670,417
                                                                      ================   ================


                                                                               MONTAG & CALDWELL
                                                                                  GROWTH FUND
                                                                      ----------------------------------

                                                                            YEARS ENDED OCTOBER 31,
                                                                            2002               2001
                                                                      ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD................................     $  1,931,157,414   $  2,684,411,377
                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).................................            8,834,670          5,580,262
    Net realized gain (loss) on investments......................         (294,555,135)      (121,237,457)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities.................          (70,820,025)      (295,483,138)
                                                                      ---------------    ---------------
    Net increase (decrease) in net assets from operations........         (356,540,490)      (411,140,333)
                                                                      ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N...................................................                   --                 --
       Class I...................................................           (8,332,241)        (3,341,184)
    Net realized gain on investments:
       Class N...................................................                   --       (168,409,785)
       Class I...................................................                   --       (169,309,344)
                                                                      ---------------    ---------------
       Total distributions.......................................           (8,332,241)      (341,060,313)
                                                                      ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N...................................................          496,455,057        455,760,354
       Class I...................................................          826,378,914        321,672,950
    Issued to shareholders in reinvestment of distributions:
       Class N...................................................                   --        161,581,636
       Class I...................................................            7,481,104        155,113,294
    Cost of shares repurchased:
       Class N...................................................         (530,682,161)      (725,788,460)
       Class I...................................................         (326,758,002)      (369,393,091)
    Issued due to merger (Note A):
       Class N...................................................                   --                 --
                                                                      ----------------   ----------------
          Net increase (decrease) from capital share transactions          472,874,912         (1,053,317)
                                                                      ----------------   ----------------
          Total increase (decrease) in net assets................          108,002,181       (753,253,963)
                                                                      ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...................     $  2,039,159,595   $  1,931,157,414
                                                                      ================   ================
    (A) Undistributed net investment income......................     $      2,918,599   $      2,416,170
                                                                      ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold......................................................           22,275,058         18,429,486
       Issued to shareholders in reinvestment of distributions...                   --          6,060,914
       Repurchased...............................................          (23,650,536)       (28,704,038)
       Issued due to merger (Note A).............................                   --                 --
    Class I:
       Sold......................................................           37,063,756         12,586,761
       Issued to shareholders in reinvestment of distributions...              341,306          5,762,374
       Repurchased...............................................          (14,991,767)       (13,908,519)
                                                                      ---------------    ---------------
          Net increase (decrease) in shares outstanding..........           21,037,817            226,978
                                                                      ===============    ===============


                                                                                 TAMRO LARGE
                                                                                CAP VALUE FUND
                                                                      ----------------------------------
                                                                         YEAR ENDED       PERIOD ENDED
                                                                         OCTOBER 31,      OCTOBER 31,
                                                                            2002             2001(A)
                                                                      ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD................................     $     5,195,421   $             --
                                                                      ---------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).................................              69,324              6,079
    Net realized gain (loss) on investments......................          (1,504,920)          (164,735)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities.................            (204,906)           (91,446)
                                                                      ---------------   ----------------
    Net increase (decrease) in net assets from operations........          (1,640,502)          (250,102)
                                                                      ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N...................................................             (54,062)            (2,959)
       Class I...................................................                  --                 --
    Net realized gain on investments:
       Class N...................................................                  --                 --
       Class I...................................................                  --                 --
                                                                      ---------------   ----------------
       Total distributions.......................................             (54,062)            (2,959)
                                                                      ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N...................................................           7,800,513          5,610,079
       Class I...................................................                  --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N...................................................              53,734              2,979
       Class I...................................................                  --                 --
    Cost of shares repurchased:
       Class N...................................................          (1,723,010)          (164,576)
       Class I...................................................                  --                 --
    Issued due to merger (Note A):
       Class N...................................................                  --                 --
                                                                      ---------------   ----------------
          Net increase (decrease) from capital share transactions           6,131,237          5,448,482
                                                                      ---------------   ----------------
          Total increase (decrease) in net assets................           4,436,673          5,195,421
                                                                      ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...................     $     9,632,094   $      5,195,421
                                                                      ===============   ================
    (A) Undistributed net investment income......................     $        18,029   $          3,075
                                                                      ===============   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold......................................................             776,731            553,496
       Issued to shareholders in reinvestment of distributions...               5,813                284
       Repurchased...............................................            (182,770)           (16,795)
       Issued due to merger (Note A).............................                  --                 --
    Class I:
       Sold......................................................                  --                 --
       Issued to shareholders in reinvestment of distributions...                  --                 --
       Repurchased...............................................                  --                 --
                                                                      ---------------   ----------------
          Net increase (decrease) in shares outstanding..........             599,774            536,985
                                                                      ===============   ================



                                                                                             VALUE FUND
                                                                       -----------------------------------------------------
                                                                          YEAR ENDED      TEN MONTHS ENDED      YEAR ENDED
                                                                          OCTOBER 31,       OCTOBER 31,        DECEMBER 31,
                                                                             2002               2001               2000
                                                                       ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD................................      $    116,220,963   $    133,592,425   $   157,049,278
                                                                       ----------------   ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).................................             1,450,567            783,378         1,177,025
    Net realized gain (loss) on investments......................           (20,220,349)         2,163,918           760,589
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities.................             9,958,745        (29,812,532)       (3,468,070)
                                                                       ----------------   ---------------    ---------------
    Net increase (decrease) in net assets from operations........            (8,811,037)       (26,865,236)       (1,530,456)
                                                                       ----------------   ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N...................................................            (1,031,036)          (719,971)       (1,178,885)
       Class I...................................................                    --                 --                --
    Net realized gain on investments:
       Class N...................................................            (2,121,434)          (577,246)       (9,373,673)
       Class I...................................................                    --                 --                --
                                                                       ----------------   ---------------    ---------------
       Total distributions.......................................            (3,152,470)        (1,297,217)      (10,552,558)
                                                                       ----------------   ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N...................................................            45,388,936         33,250,189        24,604,186
       Class I...................................................                    --                 --                --
    Issued to shareholders in reinvestment of distributions:
       Class N...................................................             1,376,357            583,897         4,779,038
       Class I...................................................                    --                 --                --
    Cost of shares repurchased:
       Class N...................................................           (39,205,398)       (23,043,095)      (40,757,063)
       Class I...................................................                    --                 --                --
    Issued due to merger (Note A):
       Class N...................................................                    --                 --                --
                                                                       ----------------   ----------------   ---------------
          Net increase (decrease) from capital share transactions             7,559,895         10,790,991       (11,373,839)
                                                                       ----------------   ----------------   ---------------
          Total increase (decrease) in net assets................            (4,403,612)       (17,371,462)      (23,456,853)
                                                                       ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...................      $    111,817,351   $    116,220,963   $   133,592,425
                                                                       ================   ================   ===============
    (A) Undistributed net investment income......................      $        284,364   $         63,407   $            --
                                                                       ================   ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold......................................................             4,799,097          2,967,684         2,079,400
       Issued to shareholders in reinvestment of distributions...               143,897             51,731           431,177
       Repurchased...............................................            (4,077,207)        (2,081,924)       (3,394,177)
       Issued due to merger (Note A).............................                    --                 --                --
    Class I:
       Sold......................................................                    --                 --                --
       Issued to shareholders in reinvestment of distributions...                    --                 --                --
       Repurchased...............................................                    --                 --                --
                                                                       ----------------   ---------------    ---------------
          Net increase (decrease) in shares outstanding..........               865,787            937,491          (883,600)
                                                                       ================   ===============    ===============

-------------------------------------
(a) ABN AMRO/TAMRO LargeCap Value Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72 - 73

          ABN AMRO FUNDS
------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                           VEREDUS SELECT                    TALON
                                                                             GROWTH FUND                 MID CAP FUND
                                                                          ----------------   -----------------------------------
                                                                            PERIOD ENDED
                                                                            OCTOBER 31,             YEARS ENDED OCTOBER 31,
                                                                               2002(A)             2002               2001
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD....................................     $             --   $     40,264,663   $     26,389,349
                                                                          ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).....................................               (7,494)          (375,805)          (168,853)
    Net realized gain (loss) on investments..........................             (743,187)          (820,798)           695,973
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....................               15,246        (10,460,981)          (663,514)
                                                                          ----------------   ----------------   ----------------
    Net increase (decrease) in net assets from operations............             (735,435)       (11,657,584)          (136,394)
                                                                          ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.......................................................                   --                 --                 --
       Class I.......................................................                   --                 --                 --
    Net realized gain on investments:
       Class N.......................................................                   --           (713,163)        (4,740,302)
       Class I.......................................................                   --                 --                 --
    Return of Capital:
       Class N.......................................................                   --                 --                 --
                                                                          ----------------   ----------------   ----------------
       Total distributions...........................................                   --           (713,163)        (4,740,302)
                                                                          ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.......................................................            3,135,927        105,169,894         41,082,371
       Class I.......................................................                   --                 --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N.......................................................                   --            693,535          4,607,947
    Cost of shares repurchased:
       Class N.......................................................             (236,052)       (48,029,853)       (26,938,308)
       Class I.......................................................                   --                 --                 --
    Issued due to merger (Note A):
       Class N.......................................................                   --                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions....            2,899,875         57,833,576         18,752,010
                                                                          ----------------   ----------------   ----------------
          Total increase (decrease) in net assets....................            2,164,440         45,462,829         13,875,314
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................     $      2,164,440   $     85,727,492   $     40,264,663
                                                                          ================   ================   ================
    (A) Undistributed (distributions in excess of) net investment income  $             --   $             --   $             --
                                                                          ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................................              326,822          6,462,166          2,477,852
       Issued to shareholders in reinvestment of distributions.......                   --             38,832            309,882
       Repurchased...................................................              (30,172)        (3,048,415)        (1,645,531)
       Issued due to merger (Note A).................................                   --                 --                 --
    Class I:
       Sold..........................................................                   --                 --                 --
       Issued to shareholders in reinvestment of distributions.......                   --                 --                 --
       Repurchased...................................................                   --                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding..............              296,650          3,452,583          1,142,203
                                                                          ================   ================   ================


                                                                                         TAMRO
                                                                                    SMALL CAP FUND
                                                                          -----------------------------------
                                                                             YEAR ENDED        PERIOD ENDED
                                                                             OCTOBER 31,        OCTOBER 31,
                                                                                2002              2001(B)
                                                                          ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD....................................     $      2,000,343   $             --
                                                                          ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).....................................              (36,387)             9,935
    Net realized gain (loss) on investments..........................           (1,289,393)            30,864
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....................           (7,211,180)           (10,958)
                                                                          ----------------   ----------------
    Net increase (decrease) in net assets from operations............           (8,536,960)            29,841
                                                                          ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.......................................................               (7,626)            (4,075)
       Class I.......................................................                   --                 --
    Net realized gain on investments:
       Class N.......................................................              (34,196)                --
       Class I.......................................................                   --                 --
    Return of Capital:
       Class N.......................................................                   --                 --
                                                                          ----------------   ----------------
       Total distributions...........................................              (41,822)            (4,075)
                                                                          ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.......................................................           59,727,601          4,842,804
       Class I.......................................................                   --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N.......................................................              102,686              4,051
    Cost of shares repurchased:
       Class N.......................................................          (50,415,316)        (2,872,278)
       Class I.......................................................                   --                 --
    Issued due to merger (Note A):
       Class N.......................................................           37,570,683                 --
                                                                          ----------------   ----------------
          Net increase (decrease) from capital share transactions....           46,985,654          1,974,577
                                                                          ----------------   ----------------
          Total increase (decrease) in net assets....................           38,406,872          2,000,343
                                                                          ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................     $     40,407,215   $      2,000,343
                                                                          ================   ================
    (A) Undistributed (distributions in excess of) net investment income  $         28,857   $          4,344
                                                                          ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................................            4,681,330            431,921
       Issued to shareholders in reinvestment of distributions.......                8,234                182
       Repurchased...................................................           (3,917,124)          (246,066)
       Issued due to merger (Note A).................................            2,893,477                 --
    Class I:
       Sold..........................................................                   --                 --
       Issued to shareholders in reinvestment of distributions.......                   --                 --
       Repurchased...................................................                   --                 --
                                                                          ----------------   ----------------
          Net increase (decrease) in shares outstanding..............            3,665,917            186,037
                                                                          ================   ================


                                                                                         VEREDUS
                                                                                 AGGRESSIVE GROWTH FUND
                                                                           ----------------------------------
                                                                                       YEAR ENDED
                                                                                 YEARS ENDED OCTOBER 31,
                                                                                 2002              2001
                                                                           ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD....................................      $   273,768,689   $    182,805,761
                                                                           ---------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).....................................           (4,196,822)        (1,984,122)
    Net realized gain (loss) on investments..........................         (167,019,575)       (26,562,173)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....................          (27,212,204)        (4,260,389)
                                                                           ---------------   ----------------
    Net increase (decrease) in net assets from operations............         (198,428,601)       (32,806,684)
                                                                           ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.......................................................                   --                 --
       Class I.......................................................                   --                 --
    Net realized gain on investments:
       Class N.......................................................                   --        (24,973,864)
       Class I.......................................................                   --                 --
    Return of Capital:
       Class N.......................................................                   --                 --
                                                                           ---------------   ----------------
       Total distributions...........................................                   --        (24,973,864)
                                                                           ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.......................................................          700,769,950        306,597,076
       Class I.......................................................           80,023,262          5,563,782
    Issued to shareholders in reinvestment of distributions:
       Class N.......................................................                   --         23,288,201
    Cost of shares repurchased:
       Class N.......................................................         (480,571,503)      (186,705,583)
       Class I.......................................................           (8,436,884)                --
    Issued due to merger (Note A):
       Class N.......................................................                   --                 --
                                                                           ---------------   ----------------
          Net increase (decrease) from capital share transactions....          291,784,825        148,743,476
                                                                           ---------------   ----------------
          Total increase (decrease) in net assets....................           93,356,224         90,962,928
                                                                           ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................      $   367,124,913   $    273,768,689
                                                                           ===============   ================
    (A) Undistributed (distributions in excess of) net investment income   $        (1,256)  $           (842)
                                                                           ===============   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................................           43,849,030         15,618,204
       Issued to shareholders in reinvestment of distributions.......                   --          1,143,260
       Repurchased...................................................          (31,669,337)        (9,598,759)
       Issued due to merger (Note A).................................                   --                 --
    Class I:
       Sold..........................................................            4,897,907            313,106
       Issued to shareholders in reinvestment of distributions.......                   --                 --
       Repurchased...................................................             (610,318)                --
                                                                           ---------------   ----------------
          Net increase (decrease) in shares outstanding..............           16,467,282          7,475,811
                                                                           ===============   ================



                                                                                               REAL ESTATE FUND
                                                                            -----------------------------------------------------
                                                                            TEN MONTHS ENDED      YEAR ENDED
                                                                               OCTOBER 31,       OCTOBER 31,        DECEMBER 31,
                                                                                  2002               2001               2000
                                                                            ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD....................................       $     15,242,451   $     21,743,510   $     7,552,447
                                                                            ----------------   ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).....................................                738,096            644,554           744,626
    Net realized gain (loss) on investments..........................                716,774            860,508          (536,830)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....................               (792,411)        (1,584,120)        3,128,725
                                                                            ----------------   ----------------   ---------------
    Net increase (decrease) in net assets from operations............                662,459            (79,058)        3,336,521
                                                                            ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.......................................................               (598,965)          (534,653)         (591,120)
       Class I.......................................................                     --                 --                --
    Net realized gain on investments:
       Class N.......................................................               (360,911)                --                --
       Class I.......................................................                     --                 --                --
    Return of Capital:
       Class N.......................................................                     --                 --          (153,623)
                                                                            ----------------   ----------------   ---------------
       Total distributions...........................................               (959,876)          (534,653)         (744,743)
                                                                            ----------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N.......................................................              7,957,774          4,947,034        18,104,268
       Class I.......................................................                     --                 --                --
    Issued to shareholders in reinvestment of distributions:
       Class N.......................................................                402,219            218,788           223,894
    Cost of shares repurchased:
       Class N.......................................................             (3,381,445)       (11,053,170)       (6,728,877)
       Class I.......................................................                     --                 --                --
    Issued due to merger (Note A):
       Class N.......................................................                     --                 --                --
                                                                            ----------------   ----------------   ---------------
          Net increase (decrease) from capital share transactions....              4,978,548         (5,887,348)       11,599,285
                                                                            ----------------   ----------------   ---------------
          Total increase (decrease) in net assets....................              4,681,131         (6,501,059)       14,191,063
                                                                            ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................       $     19,923,582   $     15,242,451   $    21,743,510
                                                                            ================   ================   ===============
    (A) Undistributed (distributions in excess of) net investment income    $         81,837   $         57,385   $            --
                                                                            ================   ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................................                799,154            519,065         2,059,600
       Issued to shareholders in reinvestment of distributions.......                 41,200             23,315            31,861
       Repurchased...................................................               (348,694)        (1,171,475)         (774,499)
       Issued due to merger (Note A).................................                     --                 --                --
    Class I:
       Sold..........................................................                     --                 --                --
       Issued to shareholders in reinvestment of distributions.......                     --                 --                --
       Repurchased...................................................                     --                 --                --
                                                                            ----------------   ----------------   ---------------
          Net increase (decrease) in shares outstanding..............                491,660           (629,095)        1,316,962
                                                                            ================   ================   ===============

---------------------------------------
(a) ABN AMRO/Veredus Select Growth Fund commenced investment operations on December 31, 2001.
(b) ABN AMRO/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

74 - 75

          ABN AMRO FUNDS
------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                               VEREDUS SCITECH FUND
                                                                       -----------------------------------

                                                                              YEARS ENDED OCTOBER 31,
                                                                              2002               2001
                                                                       ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD..................................    $      2,566,039   $      2,695,895
                                                                       ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)...................................             (38,027)             5,925
    Net realized gain (loss) on investments........................          (1,038,715)          (733,351)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ..................            (247,175)           312,024
                                                                       ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations          (1,323,917)          (415,402)
                                                                       ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.....................................................                  --            (19,130)
       Class I.....................................................                  --                 --
    Net realized gain on investments:
       Class N.....................................................                  --                 --
       Class I.....................................................                  --                 --
    Return of capital:
       Class N.....................................................                  --                 --
                                                                       ----------------   ----------------
       Total distributions.........................................                  --            (19,130)
                                                                       ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.....................................................           2,476,728            730,199
       Class I.....................................................                  --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N.....................................................                  --             18,804
       Class I.....................................................                  --                 --
    Cost of shares repurchased:
       Class N.....................................................          (1,513,028)          (444,327)
       Class I.....................................................                  --                 --
                                                                       ----------------   ----------------
          Net increase (decrease) from capital share transactions..             963,700            304,676
                                                                       ----------------   ----------------
          Total increase (decrease) in net assets..................            (360,217)          (129,856)
                                                                       ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).....................    $      2,205,822   $      2,566,039
                                                                       ================   ================
    (A) Undistributed net investment income........................    $             --   $             --
                                                                       ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold........................................................             329,325             89,729
       Issued to shareholders in reinvestment of distributions.....                  --              2,242
       Repurchased.................................................            (216,928)           (55,158)
    Class I:
       Sold........................................................                  --                 --
       Issued to shareholders in reinvestment of distributions.....                  --                 --
       Repurchased.................................................                  --                 --
                                                                       ----------------   ----------------
          Net increase (decrease) in shares outstanding............             112,397             36,813
                                                                       ================   ================


                                                                                          EQUITY PLUS FUND
                                                                       -----------------------------------------------------
                                                                       SIX MONTHS ENDED
                                                                          OCTOBER 31,            YEARS ENDED APRIL 30,
                                                                              2002               2002               2001
                                                                       ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD..................................    $    183,415,817   $    277,672,723   $   325,655,369
                                                                       ----------------   ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)...................................             899,179          1,807,520         1,961,108
    Net realized gain (loss) on investments........................           8,663,513         12,185,456         6,863,028
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ..................         (33,569,941)       (54,760,242)      (71,811,212)
                                                                       ----------------   ----------------   ---------------
    Net increase (decrease) in net assets resulting from operations         (24,007,249)       (40,767,266)      (62,987,076)
                                                                       ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.....................................................                  --                 --                --
       Class I.....................................................            (742,470)        (1,876,083)       (1,969,989)
    Net realized gain on investments:
       Class N.....................................................                  --                 --                --
       Class I.....................................................         (10,423,095)        (3,522,508)      (15,990,618)
    Return of capital:
       Class N.....................................................                  --                 --                --
                                                                       ----------------   ----------------   ---------------
       Total distributions.........................................         (11,165,565)        (5,398,591)      (17,960,607)
                                                                       ----------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.....................................................                  --                 --                --
       Class I.....................................................           6,527,384         13,470,362        78,838,381
    Issued to shareholders in reinvestment of distributions:
       Class N.....................................................                  --                 --                --
       Class I.....................................................             726,324          1,325,021        15,230,862
    Cost of shares repurchased:
       Class N.....................................................                  --                 --                --
       Class I.....................................................         (34,349,775)       (62,886,432)      (61,104,206)
                                                                       ----------------   ----------------   ---------------
          Net increase (decrease) from capital share transactions..         (27,096,067)       (48,091,049)       32,965,037
                                                                       ----------------   ----------------   ---------------
          Total increase (decrease) in net assets..................         (62,268,881)       (94,256,906)      (47,982,646)
                                                                       ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).....................    $    121,146,936   $    183,415,817   $   277,672,723
                                                                       ================   ================   ===============
    (A) Undistributed net investment income........................    $        178,918   $         22,209   $        90,772
                                                                       ================   ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold........................................................                  --                 --                --
       Issued to shareholders in reinvestment of distributions.....                  --                 --                --
       Repurchased.................................................                  --                 --                --
    Class I:
       Sold........................................................             475,127            781,592         3,476,134
       Issued to shareholders in reinvestment of distributions.....              52,780             77,285           730,348
       Repurchased.................................................          (2,540,463)        (3,581,714)       (2,920,966)
                                                                       ----------------   ----------------   ---------------
          Net increase (decrease) in shares outstanding............          (2,012,556)        (2,722,837)        1,285,516
                                                                       ================   ================   ===============


                                                                                         SELECT SMALL CAP FUND
                                                                        -----------------------------------------------------
                                                                        SIX MONTHS ENDED
                                                                           OCTOBER 31,             YEARS ENDED APRIL 30,
                                                                               2002               2002               2001
                                                                        ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD..................................     $     41,124,244   $     40,633,589   $     39,332,277
                                                                        ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)...................................              (35,122)          (140,218)           (85,287)
    Net realized gain (loss) on investments........................             (889,952)            73,835          5,869,241
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ..................           (7,728,844)         5,914,773         (3,962,293)
                                                                        ----------------   ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations           (8,653,918)         5,848,390          1,821,661
                                                                        ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.....................................................                   --                 --                 --
       Class I.....................................................                   --                 --                 --
    Net realized gain on investments:
       Class N.....................................................                   --         (1,640,622)        (4,830,640)
       Class I.....................................................                   --                 --                 --
    Return of capital:
       Class N.....................................................             (817,836)                --                 --
                                                                        ----------------   ----------------   ----------------
       Total distributions.........................................             (817,836)        (1,640,622)        (4,830,640)
                                                                        ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.....................................................            2,685,682          3,399,742          8,404,804
       Class I.....................................................                   --                 --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N.....................................................                6,596             56,713          4,818,442
       Class I.....................................................                   --                 --                 --
    Cost of shares repurchased:
       Class N.....................................................           (6,265,766)        (7,173,568)        (8,912,955)
       Class I.....................................................                   --                 --                 --
                                                                        ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions..           (3,573,488)        (3,717,113)         4,310,291
                                                                        ----------------   ----------------   ----------------
          Total increase (decrease) in net assets..................          (13,045,242)           490,655          1,301,312
                                                                        ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).....................     $     28,079,002   $     41,124,244   $     40,633,589
                                                                        ================   ================   ================
    (A) Undistributed net investment income........................     $          2,216   $             --   $             --
                                                                        ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold........................................................              284,424            346,633            807,916
       Issued to shareholders in reinvestment of distributions.....                  685              5,811            518,112
       Repurchased.................................................             (697,361)          (728,770)          (870,806)
    Class I:
       Sold........................................................                   --                 --                 --
       Issued to shareholders in reinvestment of distributions.....                   --                 --                 --
       Repurchased.................................................                   --                 --                 --
                                                                        ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding............             (412,252)          (376,326)           455,222
                                                                        ================   ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

76 - 77

          ABN AMRO FUNDS
------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                                                        CHICAGO CAPITAL
                                                                                                         BALANCED FUND
                                                                                             -----------------------------------

                                                                                                    YEARS ENDED OCTOBER 31,
                                                                                                   2002               2001
                                                                                             ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD.......................................................     $    342,519,704   $    321,226,202
                                                                                             ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)........................................................            5,905,510          6,303,756
    Net realized gain (loss) on investments and foreign currency translations...........           (8,469,792)         9,650,527
    Net change in unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities denominated in foreign currency............          (11,557,510)       (54,094,527)
                                                                                             ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations.....................          (14,121,792)       (38,140,244)
                                                                                             ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N..........................................................................           (6,116,301)        (6,477,372)
       Class I..........................................................................                   --                 --
    Net realized gain on investments:
       Class N..........................................................................             (586,096)       (31,403,455)
       Class I..........................................................................                   --                 --
                                                                                             ----------------   ----------------
       Total distributions..............................................................           (6,702,397)       (37,880,827)
                                                                                             ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N..........................................................................           89,140,287        117,877,597
       Class I..........................................................................                   --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N..........................................................................            6,627,243         37,831,856
       Class I..........................................................................                   --                 --
    Cost of shares repurchased:
       Class N..........................................................................         (116,633,445)      (112,841,572)
       Class I..........................................................................                   --                 --
    Issued due to merger (Note A):
       Class N..........................................................................                   --         54,446,692
                                                                                             ----------------   ----------------
          Net increase (decrease) from capital share transactions.......................          (20,865,915)        97,314,573
                                                                                             ----------------   ----------------
          Total increase (decrease) in net assets.......................................          (41,690,104)        21,293,502
                                                                                             ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........................................     $    300,829,600   $    342,519,704
                                                                                             ================   ================
    (A) Undistributed (distribution in excess of) net investment income.................     $        530,346   $        489,644
                                                                                             ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold.............................................................................            8,264,150          8,802,696
       Issued to shareholders in reinvestment of distributions..........................              611,239          3,242,335
       Repurchased......................................................................          (10,887,884)        (9,449,208)
       Issued due to merger (Note A)....................................................                   --          6,628,952
    Class I:
       Sold.............................................................................                   --                 --
       Issued to shareholders in reinvestment of distributions..........................                   --                 --
       Repurchased......................................................................                   --                 --
                                                                                             ----------------   ----------------
          Net increase (decrease) in shares outstanding.................................           (2,012,495)         9,224,775
                                                                                             ================   ================


                                                                                                       MONTAG & CALDWELL
                                                                                                         BALANCED FUND
                                                                                             ----------------------------------

                                                                                                   YEARS ENDED OCTOBER 31,
                                                                                                   2002               2001
                                                                                             ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD.......................................................     $    306,378,680   $    337,690,735
                                                                                             ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)........................................................            5,053,057          6,858,166
    Net realized gain (loss) on investments and foreign currency translations...........          (19,472,908)       (15,845,436)
    Net change in unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities denominated in foreign currency............           (6,514,506)       (12,309,191)
                                                                                             ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations.....................          (20,934,357)       (21,296,461)
                                                                                             ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N..........................................................................           (2,016,248)        (2,976,599)
       Class I..........................................................................           (3,487,858)        (4,097,241)
    Net realized gain on investments:
       Class N..........................................................................                   --         (5,316,530)
       Class I..........................................................................                   --         (5,776,982)
                                                                                             ----------------   ----------------
       Total distributions..............................................................           (5,504,106)       (18,167,352)
                                                                                             ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N..........................................................................           93,739,340         46,564,840
       Class I..........................................................................           34,632,958         57,432,858
    Issued to shareholders in reinvestment of distributions:
       Class N..........................................................................            1,979,338          8,138,582
       Class I..........................................................................            3,386,289          9,680,648
    Cost of shares repurchased:
       Class N..........................................................................         (129,960,114)       (72,665,917)
       Class I..........................................................................          (68,212,762)       (40,999,253)
    Issued due to merger (Note A):
       Class N..........................................................................                   --                 --
                                                                                             ----------------   ----------------
          Net increase (decrease) from capital share transactions.......................          (64,434,951)         8,151,758
                                                                                             ----------------   ----------------
          Total increase in net assets..................................................          (90,873,414)       (31,312,055)
                                                                                             ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........................................     $    215,505,266   $    306,378,680
                                                                                             ================   ================
    (A) Undistributed (distribution in excess of) net investment income.................     $        251,205   $        418,648
                                                                                             ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold.............................................................................            5,828,379          2,751,571
       Issued to shareholders in reinvestment of distributions..........................              121,872            466,453
       Repurchased......................................................................           (8,088,350)        (4,288,336)
       Issued due to merger (Note A)....................................................                   --                 --
    Class I:
       Sold.............................................................................            2,126,411          3,331,130
       Issued to shareholders in reinvestment of distributions..........................              209,062            558,020
       Repurchased......................................................................           (4,228,145)        (2,382,992)
                                                                                             ----------------   ----------------
          Net increase (decrease) in shares outstanding.................................           (4,030,771)           435,846
                                                                                             ===============    ===============



                                                                                              INTERNATIONAL EQUITY FUND
                                                                                ---------------------------------------------------
                                                                                   YEAR ENDED    TEN MONTHS ENDED     YEAR ENDED
                                                                                   OCTOBER 31,      OCTOBER 31,      DECEMBER 31,
                                                                                      2002             2001              2000
                                                                                ---------------  ----------------  ----------------
NET ASSETS AT BEGINNING OF PERIOD............................................   $    78,252,420  $    133,551,970  $    207,281,646
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss).............................................              (524)          237,035          (359,557)
    Net realized gain (loss) on investments and foreign currency translations       (17,930,191)       (4,816,615)       17,842,088
    Net change in unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities denominated in foreign currency.        12,978,513       (35,870,484)      (67,872,086)
                                                                                ---------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting from operations..........        (4,952,202)      (40,450,064)      (50,389,555)
                                                                                ---------------  ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N...............................................................                --                --                --
       Class I...............................................................                --                --                --
    Net realized gain on investments:
       Class N...............................................................                --        (6,863,310)      (13,827,203)
       Class I...............................................................                --                --                --
                                                                                ---------------  ----------------  ----------------
       Total distributions...................................................                --        (6,863,310)      (13,827,203)
                                                                                ---------------  ----------------  ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N...............................................................        14,943,993        44,286,728       253,767,861
       Class I...............................................................                --                --                --
    Issued to shareholders in reinvestment of distributions:
       Class N...............................................................                --         3,128,021         5,330,489
       Class I...............................................................                --                --                --
    Cost of shares repurchased:
       Class N...............................................................       (86,337,227)      (55,400,925)     (268,611,268)
       Class I...............................................................                --                --                --
    Issued due to merger (Note A):
       Class N...............................................................        13,673,852                --                --
                                                                                ---------------  ----------------  ----------------
          Net increase (decrease) from capital share transactions............       (57,719,382)       (7,986,176)       (9,512,918)
                                                                                ---------------  ----------------  ----------------
          Total increase in net assets.......................................       (62,671,584)      (55,299,550)      (73,729,676)
                                                                                ---------------  ----------------  ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...............................   $    15,580,836  $     78,252,420  $    133,551,970
                                                                                ===============  ================  ================
    (A) Undistributed (distribution in excess of) net investment income......   $       (15,059) $       (216,408) $       (890,545)
                                                                                ===============  ================  ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..................................................................         1,371,506         3,060,924        11,031,441
       Issued to shareholders in reinvestment of distributions...............                --           235,884           290,128
       Repurchased...........................................................        (7,729,609)       (3,953,869)      (12,091,172)
       Issued due to merger (Note A).........................................         1,203,248                --                --
    Class I:
       Sold..................................................................                --                --                --
       Issued to shareholders in reinvestment of distributions...............                --                --                --
       Repurchased...........................................................                --                --                --
                                                                                ---------------  ----------------  ----------------
          Net increase (decrease) in shares outstanding......................        (5,154,855)         (657,061)         (769,603)
                                                                                ===============  ================  ================


                                                                                                       CHICAGO CAPITAL
                                                                                                          BOND FUND
                                                                                             ----------------------------------

                                                                                                   YEARS ENDED OCTOBER 31,
                                                                                                   2002               2001
                                                                                             ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD.......................................................     $    449,040,943   $   154,392,513
                                                                                             ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss)........................................................           23,422,980        13,253,592
    Net realized gain (loss) on investments and foreign currency translations...........           (2,532,353)        1,572,223
    Net change in unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities denominated in foreign currency............           (7,866,589)       14,105,436
                                                                                             ----------------   ---------------
    Net increase (decrease) in net assets resulting from operations.....................           13,024,038        28,931,251
                                                                                             ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N..........................................................................          (14,664,272)       (8,589,438)
       Class I..........................................................................          (10,786,931)       (3,945,399)
    Net realized gain on investments:
       Class N..........................................................................                   --                --
       Class I..........................................................................                   --                --
                                                                                             ----------------   ---------------
       Total distributions..............................................................          (25,451,203)      (12,534,837)
                                                                                             ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N..........................................................................          127,296,553       111,429,883
       Class I..........................................................................          210,044,534        35,092,138
    Issued to shareholders in reinvestment of distributions:
       Class N..........................................................................            9,054,653         7,568,397
       Class I..........................................................................            4,131,400         2,416,863
    Cost of shares repurchased:
       Class N..........................................................................         (266,128,769)      (69,938,467)
       Class I..........................................................................          (28,411,564)      (11,426,088)
    Issued due to merger (Note A):
       Class N..........................................................................                   --       203,109,290
                                                                                             ----------------   ---------------
          Net increase (decrease) from capital share transactions.......................           55,986,807       278,252,016
                                                                                             ----------------   ---------------
          Total increase in net assets..................................................           43,559,642       294,648,430
                                                                                             ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........................................     $    492,600,585   $   449,040,943
                                                                                             ================   ===============
    (A) Undistributed (distribution in excess of) net investment income.................     $       (597,002)  $       975,352
                                                                                             ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold.............................................................................           12,647,569        11,152,607
       Issued to shareholders in reinvestment of distributions..........................              902,363           758,105
       Repurchased......................................................................          (26,459,149)       (6,965,720)
       Issued due to merger (Note A)....................................................                   --        20,008,906
    Class I:
       Sold.............................................................................           20,874,019         3,497,610
       Issued to shareholders in reinvestment of distributions..........................              411,756           242,153
       Repurchased......................................................................           (2,824,120)       (1,138,564)
                                                                                             ----------------   ---------------
          Net increase (decrease) in shares outstanding.................................            5,552,438        27,555,097
                                                                                             ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

78 - 79

          ABN AMRO FUNDS
------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                                             INVESTMENT GRADE
                                                                                                 BOND FUND
                                                                          ------------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                             OCTOBER 31,             YEARS ENDED APRIL 30,
                                                                                2002               2002               2001
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD....................................     $     83,147,516   $     90,770,930   $     93,202,322
                                                                          ----------------   ----------------   ----------------
NET INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ...........................................            1,439,137          4,588,084          5,532,903
    Net realized gain on investments.................................            4,365,722            313,124         (1,513,985)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....................           (1,833,720)           616,070          4,846,999
                                                                          ----------------   ----------------   ----------------
       Net increase in net assets resulting from operations..........            3,971,139          5,517,278          8,865,917
                                                                          ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.......................................................                   --                 --                 --
       Class I.......................................................           (1,661,584)        (4,701,594)        (5,529,295)
                                                                          ----------------   ----------------   ----------------
       Total distributions...........................................           (1,661,584)        (4,701,594)        (5,529,295)
                                                                          ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.......................................................                   --                 --                 --
       Class I.......................................................            5,794,730          5,306,942          8,920,743
    Issued to shareholders in reinvestment of distributions:
       Class N.......................................................                   --                 --                 --
       Class I.......................................................               16,199          1,479,861          4,673,582
    Cost of shares repurchased:
       Class N.......................................................                   --                 --                 --
       Class I.......................................................          (66,892,770)       (15,225,901)       (19,362,339)
    Issued due to merger (Note A):
       Class N.......................................................                   --                 --                 --
       Class I.......................................................           30,373,077                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions....          (30,708,764)        (8,439,098)        (5,768,014)
                                                                          ----------------   ----------------   ----------------
          Total increase (decrease) in net assets....................          (28,399,209)        (7,623,414)        (2,431,392)
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................     $     54,748,307   $     83,147,516   $     90,770,930
                                                                          ================   ================   ================
    (A) Undistributed (distributions in excess of) net investment income  $        (60,085)  $             --   $             --
                                                                          ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................................                   --                 --                 --
       Issued to shareholders in reinvestment of distributions.......                   --                 --                 --
       Repurchased...................................................                   --                 --                 --
       Issued due to merger (Note A).................................                   --                 --                 --
    Class I:
       Sold..........................................................              565,429            530,869            912,836
       Issued to shareholders in reinvestment of distributions.......                1,581            148,508            479,735
       Repurchased...................................................           (6,632,849)        (1,520,857)        (1,974,298)
       Issued due to merger (Note A).................................            3,017,497                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding..............           (3,048,342)          (841,480)          (581,727)
                                                                          ================   ================   ================


                                                                                     CHICAGO CAPITAL
                                                                                   MUNICIPAL BOND FUND
                                                                           -----------------------------------

                                                                                 YEARS ENDED OCTOBER 31,
                                                                                 2002               2001
                                                                           ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD....................................      $     48,221,972   $     18,902,665
                                                                           ----------------   ----------------
NET INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ...........................................             1,986,586          1,088,799
    Net realized gain on investments.................................               824,622            244,791
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....................                21,616          1,011,722
                                                                           ----------------   ----------------
       Net increase in net assets resulting from operations..........             2,832,824          2,345,312
                                                                           ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.......................................................            (1,986,586)        (1,088,799)
       Class I.......................................................                    --                 --
                                                                           ----------------   ----------------
       Total distributions...........................................            (1,986,586)        (1,088,799)
                                                                           ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.......................................................            27,191,896          8,459,075
       Class I.......................................................                    --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N.......................................................               339,121            227,004
       Class I.......................................................                    --                 --
    Cost of shares repurchased:
       Class N.......................................................           (22,334,816)        (4,052,342)
       Class I.......................................................                    --                 --
    Issued due to merger (Note A):
       Class N.......................................................                    --         23,429,057
       Class I.......................................................                    --                 --
                                                                           ----------------   ----------------
          Net increase (decrease) from capital share transactions....             5,196,201         28,062,794
                                                                           ----------------   ----------------
          Total increase (decrease) in net assets....................             6,042,439         29,319,307
                                                                           ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................      $     54,264,411   $     48,221,972
                                                                           ================   ================
    (A) Undistributed (distributions in excess of) net investment income   $             --   $             --
                                                                           ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................................             2,617,849            907,771
       Issued to shareholders in reinvestment of distributions.......                32,548             22,186
       Repurchased...................................................            (2,136,168)          (393,882)
       Issued due to merger (Note A).................................                    --          2,181,242
    Class I:
       Sold..........................................................                    --                 --
       Issued to shareholders in reinvestment of distributions.......                    --                 --
       Repurchased...................................................                    --                 --
       Issued due to merger (Note A).................................                    --                 --
                                                                           ----------------   ----------------
          Net increase (decrease) in shares outstanding..............               514,229          2,717,317
                                                                           ================   ================


                                                                                    CHICAGO CAPITAL
                                                                                   MONEY MARKET FUND
                                                                          ----------------------------------

                                                                                YEARS ENDED OCTOBER 31,
                                                                                2002              2001
                                                                          ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD....................................     $   484,148,165   $    359,482,613
                                                                          ---------------   ----------------
NET INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ...........................................           4,905,603         17,640,439
    Net realized gain on investments.................................                  --                 --
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....................                  --                 --
                                                                          ---------------   ----------------
       Net increase in net assets resulting from operations..........           4,905,603         17,640,439
                                                                          ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N.......................................................          (4,905,512)       (17,640,439)
       Class I.......................................................                  --                 --
                                                                          ---------------   ----------------
       Total distributions...........................................          (4,905,512)       (17,640,439)
                                                                          ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N.......................................................       1,251,231,234      1,149,004,268
       Class I.......................................................                  --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N.......................................................             628,304          2,014,324
       Class I.......................................................                  --                 --
    Cost of shares repurchased:
       Class N.......................................................      (1,395,470,355)    (1,026,353,040)
       Class I.......................................................                  --                 --
    Issued due to merger (Note A):
       Class N.......................................................                  --                 --
       Class I.......................................................                  --                 --
                                                                          ---------------   ----------------
          Net increase (decrease) from capital share transactions....        (143,610,817)       124,665,552
                                                                          ---------------   ----------------
          Total increase (decrease) in net assets....................        (143,610,726)       124,665,552
                                                                          ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................     $   340,537,439   $    484,148,165
                                                                          ===============   ================
    (A) Undistributed (distributions in excess of) net investment income  $            91   $             --
                                                                          ===============   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................................       1,251,231,222      1,149,004,434
       Issued to shareholders in reinvestment of distributions.......             628,304          2,014,324
       Repurchased...................................................      (1,395,470,355)    (1,026,353,040)
       Issued due to merger (Note A).................................                  --                 --
    Class I:
       Sold..........................................................                  --                 --
       Issued to shareholders in reinvestment of distributions.......                  --                 --
       Repurchased...................................................                  --                 --
       Issued due to merger (Note A).................................                  --                 --
                                                                          ---------------   ----------------
          Net increase (decrease) in shares outstanding..............        (143,610,829)       124,665,718
                                                                          ===============   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

80 - 81

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL GROWTH FUND - CLASS N                           OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ................   $      20.38   $      30.86   $      27.71   $      23.06   $      19.73
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss.............................          (0.04)         (0.04)         (0.06)         (0.06)         (0.02)
     Net realized and unrealized
       gain (loss) on investments....................          (1.74)         (7.36)          5.21           6.14           4.73
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............          (1.78)         (7.40)          5.15           6.08           4.71
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income......................          --(a)             --             --             --          (0.01)
     Distributions from net realized
       gain on investments...........................          (0.05)         (3.08)         (2.00)         (1.43)         (1.37)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.05)         (3.08)         (2.00)         (1.43)         (1.38)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value...........          (1.83)        (10.48)          3.15           4.65           3.33
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      18.55   $      20.38   $      30.86   $      27.71   $      23.06
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................          (8.76)%       (25.95)%        19.62%         27.71%         25.43%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $    609,049   $    464,023   $    542,436   $    490,189   $    367,666
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser...........................           1.10%          1.09%          1.07%          1.06%          1.08%
     After reimbursement of
       expenses by Adviser...........................           1.10%          1.09%          1.07%          1.06%          1.08%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of
       expenses by Adviser...........................          (0.20)%        (0.18)%        (0.18)%        (0.25)%        (0.11)
     After reimbursement of
       expenses by Adviser...........................          (0.20)%        (0.18)%        (0.18)%        (0.25)%        (0.11)
   Portfolio Turnover................................           7.52%         17.22%         25.73%         28.93%         34.21%

---------------------------
 (a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL GROWTH FUND - CLASS I                           OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED
                                                                         10/31/02       10/31/01      10/31/00(A)
                                                                       ------------   ------------   ------------
Net Asset Value, Beginning of Period ............................      $      20.45   $      30.89   $      28.60
                                                                       ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...............................             (0.03)          0.02             --
     Net realized and unrealized gain (loss) on investments .....             (1.70)         (7.38)          2.29
                                                                       ------------   ------------   ------------
       Total from investment operations .........................             (1.73)         (7.36)          2.29
                                                                       ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ..                --             --             --
     Distributions from net realized gain on investments ........             (0.05)         (3.08)            --
                                                                       ------------   ------------   ------------
       Total distributions ......................................             (0.05)         (3.08)            --
                                                                       ------------   ------------   ------------
Net increase (decrease) in net asset value ......................             (1.78)        (10.44)          2.29
                                                                       ------------   ------------   ------------
Net Asset Value, End of Period ..................................      $      18.67   $      20.45   $      30.89
                                                                       ============   ============   ============
TOTAL RETURN                                                                  (8.51)%       (25.78)%         8.01%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................      $    149,741   $     43,362   $     50,577
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ................              0.83%          0.84%          0.83%
     After reimbursement of expenses by Adviser .................              0.83%          0.84%          0.83%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser ................              0.07%          0.07%          0.06%
     After reimbursement of expenses by Adviser .................              0.07%          0.07%          0.06%
   Portfolio Turnover ...........................................              7.52%         17.22%         25.73%(1)

---------------------------
 (1)  Not Annualized.
 (a)  ABNAMRO/Chicago  Capital  Growth  Fund  -  Class  I  commenced  investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL GROWTH FUND - CLASS N                         OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $      22.43   $      31.30   $      33.15   $      26.49   $      22.68
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)....................           0.05           0.02          (0.05)         (0.04)         (0.05)
     Net realized and unrealized
       gain (loss) on investments....................          (3.45)         (4.81)         (0.15)          7.64           4.07
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............          (3.40)         (4.79)         (0.20)          7.60           4.02
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments...........................             --          (4.08)         (1.65)         (0.94)         (0.21)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................             --          (4.08)         (1.65)         (0.94)         (0.21)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value...........          (3.40)         (8.87)         (1.85)          6.66           3.81
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      19.03   $      22.43   $      31.30   $      33.15   $      26.49
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................         (15.16)%       (17.37)%        (0.96)%        29.34%         17.90%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $    714,043   $    872,657   $  1,349,760   $  1,612,796   $  1,004,356
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           1.06%          1.06%          1.03%          1.05%          1.12%
     After reimbursement of expenses
       by Adviser....................................           1.06%          1.06%          1.03%          1.05%          1.12%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           0.23%          0.10%         (0.14)%        (0.16)%        (0.22)
     After reimbursement of expenses
       by Adviser....................................           0.23%          0.10%         (0.14)%        (0.16)%        (0.22)
   Portfolio Turnover................................          38.23%         59.64%         66.71%         31.59%         29.81%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL GROWTH FUND - CLASS I                         OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $      22.74   $      31.70   $      33.46   $      26.65   $      22.75
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income...........................           0.11           0.09           0.05           0.04           0.01
     Net realized and unrealized
       gain (loss) on investments....................          (3.48)         (4.90)         (0.16)          7.71           4.10
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............          (3.37)         (4.81)         (0.11)          7.75           4.11
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income......................          (0.15)         (0.07)            --             --             --
     Distributions from net realized
       gain on investments...........................             --          (4.08)         (1.65)         (0.94)         (0.21)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.15)         (4.15)         (1.65)         (0.94)         (0.21)
                                                        ------------   ------------   ------------   ------------   ------------
Net decrease in net asset value......................          (3.52)         (8.96)         (1.76)          6.81           3.90
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      19.22   $      22.74   $      31.70   $      33.46   $      26.65
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................         (14.91)%       (17.16)%        (0.70)%        29.78%         18.24%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $  1,325,116   $  1,058,500   $  1,334,651   $  1,369,673   $    738,423
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           0.77%          0.77%          0.74%          0.76%          0.85%
     After reimbursement of expenses
       by Adviser....................................           0.77%          0.77%          0.74%          0.76%          0.85%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           0.52%          0.39%          0.15%          0.14%          0.05%
     After reimbursement of expenses
       by Adviser....................................           0.52%          0.39%          0.15%          0.14%          0.05%
   Portfolio Turnover................................          38.23%         59.64%         66.71%         31.59%         29.81%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TAMRO LARGE CAP VALUE FUND - CLASS N                            OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR          PERIOD
                                                                           ENDED          ENDED
                                                                         10/31/02      10/31/01(A)
                                                                       ------------   ------------
Net Asset Value, Beginning of Period. ............................     $       9.68   $      10.00
                                                                       ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................................             0.06           0.02
     Net realized and unrealized loss on investments .............            (1.22)         (0.33)
                                                                       ------------   ------------
       Total from investment operations ..........................            (1.16)         (0.31)
                                                                       ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...            (0.05)         (0.01)
                                                                       ------------   ------------
       Total distributions .......................................            (0.05)         (0.01)
                                                                       ------------   ------------
Net decrease in net asset value ..................................            (1.21)         (0.32)
                                                                       ------------   ------------
Net Asset Value, End of Period ...................................     $       8.47   $       9.68
                                                                       ============   ============
TOTAL RETURN .....................................................           (12.01)%        (3.11)%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........................     $      9,632   $      5,195
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .................             1.79%          3.37%
     After reimbursement of expenses by Adviser ..................             1.20%          1.20%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser .................             0.15%         (1.96)%
     After reimbursement of expenses by Adviser ..................             0.74%          0.21%
   Portfolio Turnover ............................................            83.14%        102.34%(1)

--------------------------
 (1)  Not Annualized.
 (a)  ABNAMRO/TAMRO Large Cap Value Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VALUE FUND - CLASS N                                            OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR        TEN MONTHS        YEAR           YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/02       10/31/01       12/31/00       12/31/99       12/31/98       12/31/97
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period        $       9.39   $      11.68   $      12.75   $      12.33   $      16.51   $      13.24
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income............              0.11           0.07           0.10           0.14           0.19           0.24
     Net realized and unrealized gain (loss)
       on investments.................             (0.79)         (2.25)         (0.24)          1.23           0.86           3.75
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations            (0.68)         (2.18)         (0.14)          1.37           1.05           3.99
                                            ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income.......             (0.08)         (0.06)         (0.10)         (0.14)         (0.19)         (0.24)
     Distributions from net realized
       gain on investments............             (0.18)         (0.05)         (0.83)         (0.81)         (5.04)         (0.48)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions............             (0.26)         (0.11)         (0.93)         (0.95)         (5.23)         (0.72)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value         (0.94)         (2.29)         (1.07)          0.42          (4.18)          3.27
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period              $       8.45   $       9.39   $      11.68   $      12.75   $      12.33   $      16.51
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN                                       (7.58)%       (18.86)%(1)     (0.68)%        11.14%          5.47%         30.49%
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (in 000's)   $    111,817   $    116,221   $    131,303   $    153,551   $    170,945   $    220,618
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser............              1.20%          1.08%          1.06%          1.03%          1.05%          1.01%
     After reimbursement of
       expenses by Adviser............              0.96%(2)       1.07%          1.06%          1.03%          1.05%          1.01%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser............              1.00%          0.68%          0.85%          1.07%          1.23%          1.57%
     After reimbursement of
       expenses by Adviser............              1.24%          0.69%          0.85%          1.07%          1.23%          1.57%
   Portfolio Turnover.................            144.90%         58.41%(1)      76.00%         94.00%         55.00%         79.00%

----------------------------
 (1) Not Annualized.
 (2) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.08% to 0.94% on January 1, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VEREDUS SELECT GROWTH FUND - CLASS N                            OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          PERIOD
                                                                           ENDED
                                                                        10/31/02(A)
                                                                       ------------
Net Asset Value, Beginning of Period. ...........................      $      10.00
                                                                       ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ........................................             (0.03)
     Net realized and unrealized loss on investments ............             (2.67)
                                                                       ------------
       Total from investment operations .........................             (2.70)
                                                                       ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ..                --
     Distributions from net realized gain on investments ........                --
                                                                       ------------
       Total distributions ......................................                --
                                                                       ------------
Net decrease in net asset value .................................             (2.70)
                                                                       ------------
Net Asset Value, End of Period ..................................      $       7.30
                                                                       ============
TOTAL RETURN ....................................................            (27.10)%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................      $      2,164
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ................              3.45%
     After reimbursement of expenses by Adviser .................              1.30%
   Ratios of net investment loss to average net assets:
     Before reimbursement of expenses by Adviser ................             (2.53)%
     After reimbursement of expenses by Adviser .................             (0.38)%
   Portfolio Turnover ...........................................          1,314.29%(1)

-------------------------------------
 (1)  Not Annualized.
 (a)  ABN AMRO Veredus Select Growth Fund commenced investment operations on December 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TALON MID CAP FUND - CLASS N                                    OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $      15.67   $      18.50   $      13.45   $      13.16   $      17.60
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)....................          (0.06)         (0.07)         (0.05)         (0.05)          0.07
     Net realized and unrealized
       gain (loss) on investments....................          (1.12)          0.55           5.25           0.34          (1.59)
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............          (1.18)          0.48           5.20           0.29          (1.52)
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income......................             --             --             --          --(a)          (0.09)
     Distributions from net realized
       gain on investments...........................          (0.25)         (3.31)         (0.15)            --          (2.83)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.25)         (3.31)         (0.15)            --          (2.92)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value...........          (1.43)         (2.83)          5.05           0.29          (4.44)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      14.24   $      15.67   $      18.50   $      13.45   $      13.16
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................          (7.88)%         3.42%         39.07%          2.32%        (10.54)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $     85,727   $     40,265   $     26,389   $     17,586   $     22,728
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           1.38%          1.42%          1.48%          1.50%          1.46%
     After reimbursement of expenses
       by Adviser....................................           1.30%          1.30%          1.30%          1.30%          1.30%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser....................................          (0.61)%        (0.61)%        (0.51)%        (0.50)%         0.30%
     After reimbursement of expenses
       by Adviser....................................          (0.53)%        (0.49)%        (0.33)%        (0.30)%         0.46%
   Portfolio Turnover................................          45.17%         77.15%        108.61%        101.44%         78.33%

-------------------------------------
 (a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR          PERIOD
                                                                           ENDED          ENDED
                                                                         10/31/02      10/31/01(A)
                                                                       ------------   ------------
Net Asset Value, Beginning of Period. ..........................       $      10.75   $      10.00
                                                                       ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............................              (0.02)(b)       0.06
     Net realized and unrealized gain/(loss) on investments ....              (0.14)(b)       0.72
                                                                       ------------   ------------
       Total from investment operations ........................              (0.16)          0.78
                                                                       ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .              (0.02)         (0.03)
     Distributions from net realized gain on investments .......              (0.08)            --
                                                                       ------------   ------------
       Total distributions .....................................              (0.10)         (0.03)
                                                                       ------------   ------------
Net increase (decrease) in net asset value .....................              (0.26)          0.75
                                                                       ------------   ------------
Net Asset Value, End of Period .................................       $      10.49   $      10.75
                                                                       ============   ============
TOTAL RETURN ...................................................              (1.59)%         7.74%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................       $     40,407   $      2,000
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ...............               1.52%          5.46%
     After reimbursement of expenses by Adviser ................               1.30%          1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser ...............              (0.34)%        (3.49)%
     After reimbursement of expenses by Adviser ................              (0.12)%         0.67%
   Portfolio Turnover ..........................................             266.78%        175.17%(1)

------------------------------
 (1)  Not Annualized.
 (a)  ABNAMRO/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.
 (b)  The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS N AND CLASS I            OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    CLASS N                                       CLASS I
                                         -----------------------------------------------------------     ----------------------
                                            YEAR         YEAR        YEAR         YEAR       PERIOD         YEAR       PERIOD
                                            ENDED        ENDED       ENDED        ENDED       ENDED         ENDED       ENDED
                                          10/31/02     10/31/01    10/31/00     10/31/99   10/31/98(A)    10/31/02   10/31/01(B)
                                         ----------   ---------   ----------   ---------   ---------     ---------   ----------
Net Asset Value, Beginning of Period ..  $    17.55   $   22.51   $    16.60   $    8.62   $   10.00     $   17.56   $    17.88
                                         ----------   ---------   ----------   ---------   ---------     ---------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............       (0.14)      (0.13)       (0.14)      (0.08)      --(c)         (0.19)          --
     Net realized and unrealized gain
       (loss) on investments ..........       (5.97)      (1.72)        8.42        8.06       (1.38)        (5.89)       (0.32)
                                         ----------   ---------   ----------   ---------   ---------     ---------   ----------
       Total from investment operations       (6.11)      (1.85)        8.28        7.98       (1.38)        (6.08)       (0.32)
                                         ----------   ---------   ----------   ---------   ---------     ---------   ----------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments ............          --       (3.11)       (2.37)         --          --            --           --
                                         ----------   ---------   ----------   ---------   ---------     ---------   ----------
       Total distributions ............          --       (3.11)       (2.37)         --          --            --           --
                                         ----------   ---------   ----------   ---------   ---------     ---------   ----------
Net increase (decrease) in net asset value    (6.11)      (4.96)        5.91        7.98       (1.38)        (6.08)       (0.32)
                                         ----------   ---------   ----------   ---------   ---------     ---------   ----------
Net Asset Value, End of Period ........  $    11.44   $   17.55   $    22.51   $   16.60   $    8.62     $   11.48   $    17.56
                                         ==========   =========   ==========   =========   =========     =========   ==========
TOTAL RETURN ..........................      (34.76)%    (10.08)%      53.35%      92.92%     (13.80)%(1)   (34.62)%      (1.79)%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $  314,317   $ 268,271   $  182,806   $  57,282   $  12,674     $  52,808   $    5,497
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser .....................        1.48%       1.44%        1.46%       1.58%       1.54%         1.19%        1.16%
     After reimbursement of expenses
       by Adviser .....................        1.40%       1.40%        1.40%       1.41%(2)    1.50%         1.11%        1.12%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of expenses
       by Adviser .....................       (1.15)%     (0.87)%      (0.84)%     (1.05)%     (0.06)%       (0.86)%      (0.59)%
     After reimbursement of expenses
       by Adviser .....................       (1.07)%     (0.83)%      (0.78)%     (0.88)%     (0.02)%       (0.78)%      (0.55)%
   Portfolio Turnover .................      162.80%     177.30%      192.23%     204.26%     111.52%(1)     162.80%      177.30%(1)

---------------------------
 (1)  Not Annualized.
 (2)  The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
 (a)  ABN AMRO/Veredus Aggressive Growth Fund - Class N  commenced  investment  operations  on  July  2,  1998.
 (b)  ABNAMRO/Veredus Aggressive Growth Fund - Class I commenced investment operations on October 5, 2001.
 (c)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

REAL ESTATE FUND - CLASS N                                      OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             YEAR        TEN MONTHS        YEAR           YEAR           YEAR          PERIOD
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/02       10/31/01       12/31/00       12/31/99       12/31/98      12/31/97(A)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period     $       9.15   $       9.47   $       7.72   $       8.37   $       9.95   $      10.00
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income............           0.39           0.34           0.42(b)        0.38           0.37             --
     Net realized and unrealized gain
       (loss) on investments..........           0.24          (0.39)          1.75(b)       (0.65)         (1.58)         (0.05)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations          0.63          (0.05)          2.17          (0.27)         (1.21)         (0.05)
                                         ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income.......          (0.33)         (0.27)         (0.33)         (0.31)         (0.31)            --
     Distributions from net realized
       gain on investments............          (0.22)            --             --             --             --             --
     Contribution (return) of capital.             --             --          (0.09)         (0.07)         (0.06)            --
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions............          (0.55)         (0.27)         (0.42)         (0.38)         (0.37)            --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value       0.08          (0.32)          1.75          (0.65)         (1.58)         (0.05)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period           $       9.23   $       9.15   $       9.47   $       7.72   $       8.37   $       9.95
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN .........................           6.62%         (0.46)%(1)     28.77%         (3.33)%       (12.35)%         0.00%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     19,924   $     15,242   $     21,744   $      7,522   $      7,022   $      2,985
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser.....................           1.68%          1.63%          1.70%          2.42%          1.78%          1.61%
     After reimbursement of expenses
       by Adviser.....................           1.37%          1.33%          1.39%          1.53%          1.41%          1.31%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser.....................           3.80%          4.01%          4.87%          3.83%          4.31%         (1.61)%
     After reimbursement of expenses
       by Adviser.....................           4.11%          4.31%          5.19%          4.72%          4.68%         (1.31)%
   Portfolio Turnover.................          36.69%         17.95%(1)      25.00%         11.00%         13.00%            --(1)

--------------------------
 (1)  Not Annualized.
 (a)  ABN AMRO Real Estate Fund commenced investment operations on December 31, 1997.
 (b)  The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

VEREDUS SCITECH FUND - CLASS N                                  OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED
                                                                         10/31/02       10/31/01      10/31/00(A)
                                                                       ------------   ------------   ------------
Net Asset Value, Beginning of Period .............................     $       7.57   $       8.93   $      10.00
                                                                       ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ................................            (0.08)          0.02           0.06
     Net realized and unrealized loss on investments .............            (2.60)         (1.32)         (1.11)
                                                                       ------------   ------------   ------------
       Total from investment operations ..........................            (2.68)         (1.30)         (1.05)
                                                                       ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...               --          (0.06)         (0.02)
                                                                       ------------   ------------   ------------
       Total distributions .......................................               --          (0.06)         (0.02)
                                                                       ------------   ------------   ------------
Net decrease in net asset value ..................................            (2.68)         (1.36)         (1.07)
                                                                       ------------   ------------   ------------
Net Asset Value, End of Period ...................................     $       4.89   $       7.57   $       8.93
                                                                       ============   ============   ============
TOTAL RETURN .....................................................           (35.40)%       (14.49)%       (10.61)%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........................     $      2,206   $      2,566   $      2,696
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .................             3.70%          3.88%          6.17%
     After reimbursement of expenses by Adviser ..................             1.50%          1.50%          1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser .................            (3.50)%        (2.13)%        (2.54)%
     After reimbursement of expenses by Adviser ..................            (1.30)%         0.25%          2.13%
   Portfolio Turnover ............................................           496.86%        481.21%         85.98%(1)

---------------------------
 (1)  Not Annualized.
 (a)  ABN AMRO/Veredus SciTech Fund commenced investment operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

EQUITY PLUS FUND - CLASS I(A)                                   OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS        YEAR           YEAR           YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/02        4/30/02        4/30/01        4/30/00        4/30/99        4/30/98
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period        $      15.74   $      19.32   $      24.87   $      22.02   $      18.24   $      14.04
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income............              0.09           0.14           0.14           0.17           0.18           0.22
     Net realized and unrealized gain
       (loss) on investments..........             (2.26)         (3.31)         (4.44)          3.34           4.44           4.85
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations            (2.17)         (3.17)         (4.30)          3.51           4.62           5.07
                                            ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income.......             (0.07)         (0.15)         (0.14)         (0.17)         (0.18)         (0.22)
     Distributions from net realized
       gain on investments............             (0.94)         (0.26)         (1.11)         (0.49)         (0.66)         (0.65)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions............             (1.01)         (0.41)         (1.25)         (0.66)         (0.84)         (0.87)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value         (3.18)         (3.58)         (5.55)          2.85           3.78           4.20
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period              $      12.56   $      15.74   $      19.32   $      24.87   $      22.02   $      18.24
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN                                      (14.33)%(1)    (16.59)%       (17.64)%        16.00%         26.10%         37.20%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)     $    121,147    $   177,540    $   269,939   $    322,937   $    295,436   $    209,753
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser.....................              0.67%          0.67%          0.61%          0.59%          0.59%          0.61%
     After reimbursement of expenses
       by Adviser.....................              0.54%          0.55%          0.51%          0.49%          0.48%          0.42%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser.....................              1.11%          0.68%          0.53%          0.60%          0.85%          1.09%
     After reimbursement of expenses
       by Adviser.....................              1.24%          0.80%          0.63%          0.70%          0.96%          1.28%
   Portfolio Turnover.................              0.72%(1)       9.00%         27.00%         10.00%         19.00%         11.00%

-----------------------------
 (1)  Not Annualized.
 (a)  Prior to June 17, 2002, the ABN AMRO Equity Plus Fund was formerly known as the Independence One Equity Plus Fund.
      The information presented in the table represents financial and performance history of Independence One Equity Plus Trust
      Class. See Note A for details of the reorganization.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

SELECT SMALL CAP FUND - CLASS N(A)                              OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        SIX MONTHS        YEAR           YEAR           YEAR          PERIOD
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                         10/31/02        4/30/02        4/30/01        4/30/00        4/30/99
                                                       ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...............   $      10.72   $       9.65   $      10.47   $       9.40   $      10.00
                                                       ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ...........................          (0.01)         (0.03)         (0.02)         (0.03)         (0.01)
     Net realized and unrealized gain
       (loss) on investments .......................          (2.29)          1.52           0.47           1.65          (0.59)(b)
                                                       ------------   ------------   ------------   ------------   ------------
       Total from investment operations ............          (2.30)          1.49           0.45           1.62          (0.60)
                                                       ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ....................             --             --             --             --          --(c)
     Contribution (return) of capital ..............          (0.22)         (0.42)         (1.27)         (0.55)         --(c)
                                                       ------------   ------------   ------------   ------------   ------------
       Total distributions .........................          (0.22)         (0.42)         (1.27)         (0.55)         --(c)
                                                       ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .........          (2.52)          1.07          (0.82)          1.07          (0.60)
                                                       ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................   $       8.20   $      10.72   $       9.65   $      10.47   $       9.40
                                                       ============   ============   ============   ============   ============
TOTAL RETURN .......................................         (21.78)%(1)     15.81%          4.72%         17.86%         (5.94)%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............   $     28,079   $     41,124   $     40,634   $     39,332   $     29,587
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ..................................           1.05%          1.04%          1.01%          1.12%          1.69%
     After reimbursement of expenses
       by Adviser ..................................           1.04%          1.03%          0.98%          1.07%          1.27%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of expenses
       by Adviser ..................................          (0.22)%        (0.37)%        (0.24)%        (0.33)%        (0.51)%
     After reimbursement of expenses
       by Adviser ..................................          (0.21)%        (0.36)%        (0.21)%        (0.28)%        (0.09)%
   Portfolio Turnover ..............................           4.77%(1)      25.00%         65.00%         38.00%         36.00%(1)

-------------------------------
 (1)  Not Annualized.
 (a)  Prior to June 17, 2002, the ABN AMRO Select Small Cap Fund was formerly known as the Independence One Small Cap Fund, which commenced investment operations on June 22, 1998. The information presented in the table represents financial and performance history of Independence One Small Cap Class A. See Note A for details of the reorganization.
 (b)  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities do to the timing of sales and redemptions of Fund shares.
 (c)  Amount represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BALANCED FUND - CLASS N                         OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $      10.77   $      14.23   $      13.04   $      12.03   $      11.06
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)........................           0.19           0.26           0.29           0.27           0.27
     Net realized and unrealized gain
       (loss) on investments(1)......................          (0.64)         (2.09)          1.57           1.71           1.65
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............          (0.45)         (1.83)          1.86           1.98           1.92
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income.........................          (0.20)         (0.27)         (0.30)         (0.26)         (0.27)
     Distributions from net realized
       gain on investments...........................          (0.02)         (1.36)         (0.37)         (0.71)         (0.68)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.22)         (1.63)         (0.67)         (0.97)         (0.95)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value...........          (0.67)         (3.46)          1.19           1.01           0.97
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      10.10   $      10.77   $      14.23   $      13.04   $      12.03
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................          (4.33)%       (13.41)%        14.82%         17.26%         18.50%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $    300,830   $    342,520   $    321,226   $    294,426   $    219,362
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           1.07%          1.07%          1.05%          1.06%          1.08%
     After reimbursement of expenses
       by Adviser....................................           1.07%          1.07%          1.05%          1.06%          1.08%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(1).................................           1.78%          2.10%          2.17%          2.13%          2.30%
     After reimbursement of expenses
       by Adviser(1).................................           1.78%          2.10%          2.17%          2.13%          2.30%
   Portfolio Turnover................................          47.27%         35.25%         29.00%         25.05%         40.28%

----------------------------------------
 (1)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.01),
      $0.01, (0.07)% and (0.07)%, respectively (Note 8).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL BALANCED FUND - CLASS N                       OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $      16.49   $      18.61   $      19.41   $      17.60   $      16.01
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)........................           0.29           0.36           0.37           0.29           0.27
     Net realized and unrealized
       gain (loss) on investments(1).................          (1.66)         (1.50)          0.06           2.73           1.97
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............          (1.37)         (1.14)          0.43           3.02           2.24
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income......................          (0.30)         (0.36)         (0.35)         (0.27)         (0.27)
     Distributions from net realized
       gain on investments...........................             --          (0.62)         (0.88)         (0.94)         (0.38)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.30)         (0.98)         (1.23)         (1.21)         (0.65)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value...........          (1.67)         (2.12)         (0.80)          1.81           1.59
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      14.82   $      16.49   $      18.61   $      19.41   $      17.60
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................          (8.42)%        (6.34)%         2.05%         17.83%         14.46%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $     82,126   $    126,690   $    162,896   $    160,286   $    158,398
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           1.14%          1.12%          1.13%          1.14%          1.18%
     After reimbursement of expenses
       by Adviser....................................           1.14%          1.12%          1.13%          1.14%          1.18%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(1).................................           1.74%          1.99%          1.93%          1.54%          1.67%
     After reimbursement of expenses
       by Adviser(1).................................           1.74%          1.99%          1.93%          1.54%          1.67%
   Portfolio Turnover................................          32.87%         44.80%         54.51%         34.79%         59.02%

--------------------------------------
 (1)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.03),
      $0.03, (0.10)% and (0.10)%, respectively (Note 8).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL BALANCED FUND - CLASS I                       OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR           YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED          ENDED
                                                                         10/31/02       10/31/01       10/31/00      10/31/99(A)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period .............................     $      16.49   $      18.62   $      19.42   $      18.36
                                                                       ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2) ....................................             0.32           0.38           0.39           0.25
     Net realized and unrealized gain (loss) on investments(2) ...            (1.64)         (1.49)          0.09           1.03
                                                                       ------------   ------------   ------------   ------------
       Total from investment operations ..........................            (1.32)         (1.11)          0.48           1.28
                                                                       ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...            (0.35)         (0.40)         (0.40)         (0.22)
     Distributions from net realized gain on investments .........               --          (0.62)         (0.88)            --
                                                                       ------------   ------------   ------------   ------------
       Total distributions .......................................            (0.35)         (1.02)         (1.28)         (0.22)
                                                                       ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .......................            (1.67)         (2.13)         (0.80)          1.06
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...................................     $      14.82   $      16.49   $      18.62   $      19.42
                                                                       ============   ============   ============   ============
TOTAL RETURN .....................................................            (8.18)%        (6.13)%         2.31%          6.98%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........................     $    133,379   $    179,688   $    174,795   $     90,906
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .................             0.87%          0.87%          0.88%          0.91%
     After reimbursement of expenses by Adviser ..................             0.87%          0.87%          0.88%          0.91%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) ..............             2.01%          2.25%          2.19%          1.77%
     After reimbursement of expenses by Adviser(2) ...............             2.01%          2.25%          2.19%          1.77%
   Portfolio Turnover ............................................            32.87%         44.80%         54.51%         34.79%(1)

--------------------------------------
 (1)  Not Annualized.
 (2)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.02),
      $0.02, (0.10)% and (0.10)%, respectively (Note 8).
 (a)  Montag & Caldwell Balanced Fund - Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

INTERNATIONAL EQUITY FUND - CLASS N                             OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             YEAR        TEN MONTHS        YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/02       10/31/01       12/31/00       12/31/99       12/31/98       12/31/97
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period     $      11.44   $      17.82   $      25.08   $      18.97   $      15.38   $      15.83
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).....          (0.04)(a)       0.03          (0.06)          0.04           0.01           0.04
     Net realized and unrealized gain (loss)
       on investments.................          (2.14)(a)      (5.48)         (5.66)          7.75           3.85           0.68
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations         (2.18)         (5.45)         (5.72)          7.79           3.86           0.72
                                         ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income.......             --             --             --             --          (0.09)         (0.08)
     Distributions from net realized
       gain on investments............             --          (0.93)         (1.54)         (1.68)         (0.18)         (1.09)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions............             --          (0.93)         (1.54)         (1.68)         (0.27)         (1.17)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value      (2.18)         (6.38)         (7.26)          6.11           3.59          (0.45)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period           $       9.26   $      11.44   $      17.82   $      25.08   $      18.97   $      15.38
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN                                   (19.14)%       (31.33)%(1)    (22.87)%        41.86%         25.43%          4.56%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     15,581   $     78,252   $    130,699   $    204,922   $    142,862   $     85,440
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser............           1.67%          1.36%          1.31%          1.31%          1.38%          1.35%
     After reimbursement of
       expenses by Adviser............           1.41%          1.35%          1.31%          1.31%          1.38%          1.35%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser............          (0.26)%         0.26%         (0.17)%         0.15%          0.02%          0.23%
     After reimbursement of
       expenses by Adviser............           0.00%          0.27%         (0.17)%         0.15%          0.02%          0.23%
   Portfolio Turnover.................          51.37%         29.55%(1)      38.00%         31.00%         31.00%         17.00%

-------------------------------------
 (1)  Not Annualized.
 (a)  The selected per share data was calculated using weighted average shares method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BOND FUND - CLASS N                             OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $      10.34   $       9.73   $       9.71   $      10.27   $      10.13
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)........................           0.51           0.61           0.66           0.61           0.60
     Net realized and unrealized
       gain (loss) on investments(2).................          (0.24)          0.62             --          (0.51)          0.15
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.27           1.23           0.66           0.10           0.75
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income......................          (0.55)         (0.62)         (0.64)         (0.61)         (0.61)
     Distributions from net realized
       gain on investments...........................             --             --             --          (0.05)            --
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.55)         (0.62)         (0.64)         (0.66)         (0.61)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value...........          (0.28)          0.61           0.02          (0.56)          0.14
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      10.06   $      10.34   $       9.73   $       9.71   $      10.27
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................           2.80%         13.09%          6.98%          1.02%          7.66%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $    229,676   $    369,597   $    104,960   $    133,408   $    160,561
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           0.92%          0.96%          0.95%          0.93%          0.96%
     After reimbursement of expenses
       by Adviser....................................           0.74%          0.74%          0.76%(1)       0.80%          0.80%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2).................................           4.87%          5.90%          6.53%          5.91%          5.79%
     After reimbursement of expenses
       by Adviser(2).................................           5.05%          6.12%          6.72%          6.04%          5.95%
   Portfolio Turnover................................          77.19%         61.78%         39.27%         49.83%         45.29%

----------------------------
 (1)  The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.80% to 0.74% on February 15,
      2000.
 (2)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.03),
      $0.03, (0.23)% and (0.23)%, respectively (Note 8).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL BOND FUND - CLASS I                             OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED
                                                                         10/31/02       10/31/01      10/31/00(A)
                                                                       ------------   ------------   ------------
Net Asset Value, Beginning of Period. ........................         $      10.34   $       9.73   $       9.64
                                                                       ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2) ................................                 0.56           0.64           0.17
     Net realized and unrealized gain (loss) on investments(2)                (0.26)          0.62           0.09
                                                                       ------------   ------------   ------------
       Total from investment operations ......................                 0.30           1.26           0.26
                                                                       ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income                (0.58)         (0.65)         (0.17)
     Distributions from net realized gain on investments .....                   --             --             --
                                                                       ------------   ------------   ------------
       Total distributions ...................................                (0.58)         (0.65)         (0.17)
                                                                       ------------   ------------   ------------
Net increase (decrease) in net asset value ...................                (0.28)          0.61           0.09
                                                                       ------------   ------------   ------------
Net Asset Value, End of Period ...............................         $      10.06   $      10.34   $       9.73
                                                                       ============   ============   ============
TOTAL RETURN .................................................                 3.07%         13.36%          2.70%(1)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ......................         $    262,924   $     79,444   $     49,432
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .............                 0.67%          0.71%          0.70%
     After reimbursement of expenses by Adviser ..............                 0.49%          0.49%          0.51%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) ..........                 5.12%          6.15%          6.78%
     After reimbursement of expenses by Adviser(2) ...........                 5.30%          6.37%          6.97%
   Portfolio Turnover ........................................                77.19%         61.78%         39.27%(1)

----------------------------
 (1)  Not Annualized.
 (2)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.01),
      $0.01, (0.23)% and (0.23)%, respectively (Note 8).
 (a)  ABN AMRO/Chicago Capital Bond Fund - Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

INVESTMENT GRADE BOND FUND - CLASS I(A)                         OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          SIX MONTHS        YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/02        4/30/02        4/30/01        4/30/00        4/30/99        4/30/98
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period     $       9.96   $       9.88   $       9.54   $       9.99   $      10.03   $       9.80
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income............           0.24           0.54           0.57           0.57           0.58           0.59
     Net realized and unrealized gain
       (loss) on investments..........           0.41           0.08           0.34          (0.44)         (0.03)          0.23
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations          0.65           0.62           0.91           0.13           0.55           0.82
                                         ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income.......          (0.28)         (0.54)         (0.57)         (0.57)         (0.58)         (0.59)
     Contribution (return) of capital.             --             --             --          (0.01)         (0.01)            --
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions............          (0.28)         (0.54)         (0.57)         (0.58)         (0.59)         (0.59)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value       0.37           0.08           0.34          (0.45)         (0.04)          0.23
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......   $      10.33   $       9.96   $       9.88   $       9.54   $       9.99   $      10.03
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN .........................           6.60%(1)       6.38%          9.76%          1.40%          5.60%          8.56%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     54,748   $     83,142   $     90,771   $     93,202   $     86,920   $     80,342
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser.....................           1.06%          1.05%          1.05%          1.02%          1.03%          1.06%
     After reimbursement of expenses
       by Adviser.....................           0.65%          0.60%          0.60%          0.57%          0.57%          0.56%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser.....................           4.11%          4.93%          5.39%          5.48%          5.39%          5.42%
     After reimbursement of expenses
       by Adviser.....................           4.52%          5.38%          5.84%          5.93%          5.85%          5.92%
   Portfolio Turnover.................          80.49%(1)      17.00%         28.00%         27.00%         20.00%         21.00%

---------------------------------
 (1)  Not Annualized.
 (a)  Prior to June 17, 2002, the ABN AMRO Investment Grade Bond Fund was formerly known as Independence One Fixed Income Fund. The information presented in the table represents financial and performance history of Independence One Fixed Income Trust Class.
      See Note A for details of the reorganization.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND - CLASS N                   OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $      10.43   $       9.92   $       9.73   $      10.36   $      10.19
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................           0.41           0.47           0.48           0.46           0.44
     Net realized and unrealized gain
       (loss) on investments.........................           0.13           0.51           0.21          (0.63)          0.17
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.54           0.98           0.69          (0.17)          0.61
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income......................          (0.41)         (0.47)         (0.50)         (0.46)         (0.44)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.41)         (0.47)         (0.50)         (0.46)         (0.44)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value...........           0.13           0.51           0.19          (0.63)          0.17
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $      10.56   $      10.43   $       9.92   $       9.73   $      10.36
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................           5.32%         10.09%          7.30%         (1.77)%         6.17%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $     54,264   $     48,222   $     18,903   $     17,219   $     13,210
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           0.81%          1.06%          1.17%          1.20%          1.41%
     After reimbursement of expenses
       by Adviser....................................           0.50%          0.18%(2)       0.10%          0.10%          0.35%(1)
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           3.62%          3.67%          3.82%          3.45%          3.22%
     After reimbursement of expenses
       by Adviser....................................           3.93%          4.55%          4.89%          4.55%          4.28%
   Portfolio Turnover................................          53.17%         60.10%         91.58%         22.83%         34.33%

-------------------------------------------------
 (1)  The Adviser's expense reimbursement level, which affects the net expenseratio, changed from 0.90% to 0.10% on February 27,
      1998.
 (2)  The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.10% to 0.50% on September 24,
      2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

CHICAGO CAPITAL MONEY MARKET FUND - CLASS N                     OCTOBER 31, 2002

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/02       10/31/01       10/31/00       10/31/99       10/31/98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income...........................           0.01           0.04           0.06           0.05           0.05
                                                        ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income.........................          (0.01)         (0.04)         (0.06)         (0.05)         (0.05)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                        ============   ============   ============   ============   ============
TOTAL RETURN.........................................           1.37%          4.40%          5.90%          4.76%          5.24%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)                 $    340,537   $    484,148   $    359,483   $    335,140   $    281,389
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           0.52%          0.51%          0.50%          0.51%          0.52%
     After reimbursement of expenses
       by Adviser....................................           0.52%          0.51%          0.50%          0.51%          0.51%(1)
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser....................................           1.39%          4.24%          5.72%          4.63%          5.13%
     After reimbursement of expenses
       by Adviser....................................           1.39%          4.24%          5.72%          4.63%          5.14%

------------------------------
 (1)  As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Former Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Former Trust was registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 18 separate portfolios (the "Predecessor Funds").

During September 2001, the net assets of the constituent portfolios of the Former Trust were either transferred or merged with the newly created or existing funds (the "Funds") of Alleghany Funds (the "Trust") which was organized as a Delaware business trust under a Declaration of Trust dated September 10, 1993. The Trust is also registered under the 1940 Act, and operates as an open-end management investment company that is comprised of 27 separate portfolios.

Twenty Funds are included in these financial statements: ABN AMRO/Chicago Capital Growth Fund ("Chicago Capital Growth Fund"), ABN AMRO/Montag & Caldwell Growth Fund ("M&C Growth Fund"), ABN AMRO/TAMRO Large Cap Value Fund ("TAMRO Large Cap Value Fund"), ABN AMRO Value Fund ("Value Fund"), ABN AMRO/Veredus Select Growth Fund ("Veredus Select Growth Fund"), ABN AMRO/Talon Mid Cap Fund ("Talon Mid Cap Fund"), ABN AMRO/TAMRO Small Cap Fund ("TAMRO Small Cap Fund"), ABN AMRO/Veredus Aggressive Growth Fund ("Veredus Aggressive Growth Fund"), ABN AMRO Real Estate Fund ("Real Estate Fund"), ABN AMRO/Veredus SciTech Fund
("Veredus SciTech Fund"), ABN AMRO Equity Plus Fund ("Equity Plus Fund") (formerly Independence One Equity Plus Fund), ABN AMRO Select Small Cap Fund ("Select Small Cap Fund") (formerly Independence One Small Cap Fund), ABN AMRO/Chicago Capital Balanced Fund ("Chicago Capital Balanced Fund"), ABN AMRO/Montag & Caldwell Balanced Fund ("M&C Balanced Fund"), ABN AMRO International Equity Fund ("International Equity Fund"), ABNAMROGlobal Emerging Markets Fund ("Global Emerging Markets Fund"), ABN AMRO/Chicago Capital Bond Fund ("Chicago Capital Bond Fund"), ABN AMRO Investment Grade Bond Fund ("Investment Grade Bond Fund") (formerly Independence One Fixed Income Fund), ABN AMRO/Chicago Capital Municipal Bond Fund ("Chicago Capital Municipal Bond Fund") and ABN AMRO/Chicago Capital Money Market Fund ("Chicago Capital Money Market Fund") (each a "Fund" and collectively, the "Funds"). Global Emerging Markets Fund has not yet commenced operations as of October 31, 2002.

REORGANIZATION - 2001

The assets and liabilities of certain Predecessor Funds of the Former Trust were transferred in tax-free transactions to newly formed series of the same name of the Trust, pursuant to an Agreement and Plan of Reorganization, dated September 26, 2001. The Common shares and the Investor shares of the Predecessor Funds were exchanged for Class N shares of the respective Fund of the Trust. A summary of the reorganizations as of September 26, 2001 are as follows:

                                             DOLLAR AMOUNTS                          FUND SHARES              NET ASSET VALUE
                                             --------------                          -----------              ---------------
                                                                                  COMMON    INVESTOR
PREDECESSOR FUND                   COMMON      INVESTOR     TOTAL NET             SHARES     SHARES           COMMON INVESTOR
OF FORMER TRUST                    SHARES       SHARES        ASSETS             EXCHANGED  EXCHANGED         SHARES  SHARES
----------------                   ------       ------        ------             ---------  ---------         ------  ------
Growth Fund ................... $160,685,843  $1,669,380   $162,355,223         16,120,008    170,105         $ 9.97  $ 9.81
Value Fund ....................  111,714,513     956,051    112,670,564         12,239,651    104,859           9.13    9.12
Small Cap Fund ................   57,383,113     355,920     57,739,033          5,427,788     34,485          10.57   10.32
Real Estate Fund ..............   15,717,347         174     15,717,521          1,695,525         14           9.27   12.43
International Equity Fund .....   74,218,683   1,271,090     75,489,773          6,862,341    119,788          10.82   10.61

                                                                              CLASS N SHARES ISSUED IN
FUND OF SUCCESSOR TRUST         PROCEEDS FROM ISSUANCE OF CLASS N SHARES          TAX-FREE EXCHANGE           CLASS N SHARES
-----------------------         ----------------------------------------      ------------------------        --------------
Growth Fund ........................        $162,355,223                            16,287,480                     $  9.97
Value Fund .........................         112,670,564                            12,344,398                        9.13
Small Cap Fund .....................          57,739,033                             5,461,454                       10.57
Real Estate Fund ...................          15,717,521                             1,695,543                        9.27
International Equity Fund ..........          75,489,773                             6,979,873                       10.82

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

FUND ACQUISITIONS - 2001

On September 21, 2001, various Funds of the Trust acquired the assets and liabilities of various Predecessor Funds of the Former Trust, pursuant to a plan of reorganization approved by the shareholders of the Predecessor Funds on August 24, 2001. The acquisition was accomplished by tax-free exchanges of Class N shares of the respective Funds for outstanding Common shares and Investor shares of the Predecessor Funds. A summary of the acquisitions as of September 21, 2001, were as follows:

                                                  DOLLAR AMOUNTS                     FUND SHARES    NET ASSET VALUE
                                                  --------------                     -----------    ---------------
PREDECESSOR FUND
OF FORMER TRUST                        TOTAL NET ASSETS   UNREALIZED GAIN/(LOSS)  SHARES EXCHANGED
---------------                        ----------------   ----------------------  ----------------
ABN AMRO Balanced Fund ...............     $ 54,446,692        $(6,536,202)           6,628,952           $ 8.21
ABN AMRO Fixed Income Fund ...........      203,109,290          6,900,410           20,008,906            10.14
ABN AMRO Tax-Exempt Fixed Income Fund.       23,429,057          1,682,011            2,181,242            10.74

                                   NET ASSETS PRIOR  PROCEEDS FROM ISSUANCE    NET ASSETS        CLASS N SHARES ISSUED    NET ASSET
FUND OF SUCCESSOR TRUST             TO ACQUISITION      OF CLASS N SHARES    AFTER ACQUISITION   IN TAX-FREE EXCHANGE       VALUE
-----------------------            ----------------  ----------------------  -----------------   ---------------------  ------------
Chicago Capital Balanced Fund...... $257,276,325         $ 54,446,692          $311,723,017            5,468,701          $  9.96
Chicago Capital Bond Fund..........  145,297,297          203,109,290           348,406,587           20,068,532            10.12
Chicago Capital Municipal Bond Fund   23,116,262           23,429,057            46,545,319            2,262,599            10.35

The Trust changed its name to ABN AMRO Funds immediately following the transfer of assets.

FUND ACQUISITIONS - 2002

The Board of Trustees held special meetings and approved plans to merge certain existing ABN AMRO Funds in tax-free plans of reorganizations during fiscal 2002, as follows:

DATE OF TRUSTEE MEETING       ACQUIRED FUND          SUCCESSOR FUND             MERGER DATE
-----------------------       -------------          --------------             -----------
      1/21/02            Chicago Capital Small       TAMRO Small Cap Fund         4/15/02
                         Cap Value Fund
      3/21/02            ABN AMRO Growth Fund        Chicago Capital Growth Fund  9/20/02
      3/21/02            ABN AMRO Small Cap Fund     TAMRO Small Cap Fund         9/20/02

In conjunction with these transactions, details pertaining to the acquired and successor funds are included in the tables below:

                                          SHARES EXCHANGED        NET ASSETS       UNREALIZED GAIN (LOSS)
ACQUIRED FUND                                 IN MERGER       AT DATE OF MERGER       AT DATE OF MERGER
-------------                             ----------------    ------------------    ----------------------
Chicago Capital Small Cap Value Fund..       2,350,367           $30,608,249          $ 8,484,763
ABN AMRO Growth Fund..................       1,436,377            12,478,751           (2,339,305)
ABN AMRO Small Cap Fund...............         750,503             6,962,434             (946,395)

                                      CLASS N SHARES ISSUED   NET ASSETS          NET ASSETS
SUCCESSOR FUND                              AT MERGER        BEFORE MERGER       AFTER MERGER
--------------                              ---------        -------------       ------------
TAMRO Small Cap Fund..................     2,231,397          $28,007,009        $58,615,258
Chicago Capital Growth Fund...........       709,638          687,196,561        699,675,312
TAMRO Small Cap Fund..................       662,080           34,207,297         41,169,731

FUND ACQUISITIONS 2002: INDEPENDENCE ONE MUTUAL FUNDS

At a meeting held on December 20, 2001, the Board approved an Agreement and Plan of Reorganization (the "Independence One Agreement"), providing the acquisition of all of the portfolios of the Independence One Mutual Funds. A number of Independence One Mutual Funds were merged with existing ABN AMROFunds in tax-free exchanges of shares. Details with respect to these transactions are as follows:

DATE OF TRUSTEE MEETING   ACQUIRED INDEPENDENCE ONE MUTUAL FUND                  SUCCESSOR FUND             MERGER DATE
-----------------------   -------------------------------------                  --------------             -----------
      12/20/01            International Equity Fund                              International Equity Fund    6/10/02
      12/20/01            Investment Grade Bond Fund (formerly Independence One  Investment Grade Bond Fund   6/17/02
                          Fixed Income Fund) & U.S. Government Securities Fund

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

In conjunction with these transactions, details pertaining to the acquired and successor funds are included in the tables below:

                                                                                                                       UNREALIZED
                                         CLASS A SHARES      CLASS B SHARES       TRUST SHARES        NET ASSETS     GAIN (LOSS) AT
ACQUIRED INDEPENDENCE ONE MUTUAL FUND  EXCHANGED IN MERGER EXCHANGED IN MERGER EXCHANGED IN MERGER AT DATE OF MERGER DATE OF MERGER
-------------------------------------  ------------------- ------------------- ------------------- ----------------- --------------
International Equity Fund............        1,657,493                --                   --        $13,673,852      $(1,907,727)
U.S. Government Securities Fund......        2,913,747            42,658                   --         30,373,077        1,970,341

                                          SHARES ISSUED      NET ASSETS          NET ASSETS
SUCCESSOR FUND                              AT MERGER       BEFORE MERGER       AFTER MERGER
--------------                              ---------       -------------       ------------
International Equity Fund............      1,203,248 (N)      $23,587,856       $ 37,261,708
Investment Grade Bond Fund...........     11,026,653 (I)       80,617,395        110,990,472

In related transactions, the assets and liabilities of other Independence One Mutual Funds were transferred to corresponding ABN AMRO Funds in exchange for shares in such ABN AMRO Funds. On June 17, 2002, Independence One Small Cap Fund
- Class A shares became ABN AMRO Select Small Cap Fund - Class N shares. Independence One Equity Plus Fund - Class A shares and B shares, merged into
Independence One Equity Fund - Trust Class shares and became ABN AMRO Equity Plus Fund - Class I shares. In conjunction with this transaction, details pertaining to the acquired and successor funds are included in the table below:

                                         CLASS A SHARES       CLASS B SHARES        TRUST SHARES          NET ASSETS
ACQUIRED INDEPENDENCE ONE MUTUAL FUND  EXCHANGED IN MERGER  EXCHANGED IN MERGER  EXCHANGED IN MERGER  AT DATE OF MERGER
-------------------------------------  -------------------  -------------------  -------------------  -----------------
Equity Plus Fund.....................         67,215              329,389             11,143,396         $160,572,887

                                        CLASS I SHARES     SUCCESSOR FUND
SUCCESSOR FUND                         ISSUED AT MERGER      NET ASSETS
--------------                         ----------------      ----------
Equity Plus Fund.....................     11,537,526        $160,572,887

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States. Certain reclassifications have been made to prior year financial information to conform with current year presentations.

(1) SECURITY VALUATION: Equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the last quoted bid and asked prices. Fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at the fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost which approximates fair value. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Guaranteed Investment Contracts ("GICs") are valued at cost plus accrued interest, which approximates fair value. Foreign securities are converted to United States dollars using exchange rates at the time the net asset value ("NAV") is computed. For Chicago Capital Money Market Fund, all securities, with the exception of repurchase agreements and GICs, are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) DERIVATIVE FINANCIAL INSTRUMENTS: All Funds except Chicago Capital Money Market Fund are authorized to utilize derivative financial instruments. A derivative financial instrument in very general terms, refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in (4) and (5) below are specific derivative instruments used by the Funds listed above.

(4) FUTURES AND OPTIONS: All Funds except Chicago Capital Money Market Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are an imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the options quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE-BACKED SECURITIES: Chicago Capital Growth Fund, Chicago Capital Balanced Fund, M&C Balanced Fund, Chicago Capital Bond Fund, Investment Grade Bond Fund and Chicago Capital Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie
Mac). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Funds listed above may also invest in  collateralized  mortgage  obligations
(CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which overits life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

These Funds may also utilize interest only (IO) securities to increase the diversification of the portfolio and man-

           ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

age risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the first-in, first-out method.

(8) INCOME RECOGNITION: The Trust adopted the provisions of the Investment Company Audit Guide ("Guide") issued by American Institute of Certified Public Accountants on November 1, 2001. The Funds are required to amortize premiums and accrete discounts on all debt securities and adjust interest income by paydown gains and losses on mortgage and asset-backed securities. Prior to November 1, 2001, Chicago Capital Balanced Fund, M&C Balanced Fund and Chicago Capital Bond Fund did not amortize bond premiums and paydown gains and losses on mortgage and asset-backed securities were presented as realized gains and losses. As of May 1, 2001, Investment Grade Bond, formerly Independence One Fixed Income Fund, began amortizing premiums and accreting discounts on all debt securities. The cumulative effect of applying the required changes had no impact on the net assets reported in the financial statements, but resulted in the following:

                    AT OCTOBER
                     31, 2001       FOR THE YEAR ENDED OCTOBER 31, 2002
                     --------       -----------------------------------
                                                                  INCREASE
                    DECREASE IN    DECREASE       INCREASE       (DECREASE)
                     AMORTIZED   UNDISTRIBUTED  ACCUMULATED    NET UNREALIZED
                      COST OF   NET INVESTMENT  NET REALIZED    APPRECIATION
NAME OF FUND        SECURITIES    HELD INCOME    GAIN/(LOSS)   OF INVESTMENTS
------------        ----------    -----------    -----------   --------------
Chicago Capital
  Balanced Fund     $(170,152)    $(177,691)      $203,987        $(26,296)
Montag & Caldwell
  Balanced Fund      (366,146)     (247,389)       283,606         (36,217)
Chicago Capital
  Bond Fund          (285,914)     (861,007)       279,187         581,820

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect these changes in presentation.

(9) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(10) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2002, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

                                        AMOUNT    EXPIRATION DATE
                                        ------    ---------------
Chicago Capital Growth Fund........ $ 21,737,222        2008
                                      16,345,479        2009
                                      21,762,275        2010
M&C Growth Fund....................  113,814,617        2009
                                     269,879,575        2010
TAMRO Large Cap Value Fund.........      164,545        2009
                                       1,428,177        2010
Value Fund.........................   19,307,363        2010
Veredus Select Growth Fund.........      734,813        2010
Talon Mid Cap Fund.................      754,690        2010
TAMRO Small Cap Fund...............    1,374,288        2010
Veredus Aggressive Growth Fund.....       79,204        2006
                                      26,239,611        2009
                                     166,261,994        2010
Veredus SciTech Fund...............      253,649        2008
                                         729,795        2009
                                       1,041,291        2010
Select Small Cap Fund..............       92,858        2009
                                       1,095,321        2010
Chicago Capital Balanced Fund......    5,663,432        2009
                                       8,721,960        2010
M&C Balanced Fund..................   16,152,430        2009
                                      18,558,256        2010
International Equity Fund..........    4,656,592        2008
                                       4,938,249        2009
                                      17,436,919        2010
Chicago Capital Bond Fund..........    2,180,457        2006
                                       5,610,941        2008
                                       2,478,635        2010
Chicago Capital Municipal Bond Fund       14,321        2008

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(11) MULTI-CLASS OPERATIONS: With respect to Chicago Capital Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, M&C Balanced Fund and Chicago Capital Bond Fund, each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses include distribution fees and reports to shareholder expenses.

(12) ORGANIZATION COSTS: Certain costs incurred in connection with Veredus Aggressive Growth Fund and Real Estate Fund organization have been capitalized and are being amortized on a straight-line basis over five years, commencing on June 30, 1998 and December 31, 1997, respectively. Funds commencing operations subsequent to June 30, 1998 had their organization costs paid by the Adviser.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. The following funds distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are distributed at least annually:

Chicago Capital Bond Fund
Investment Grade Bond Fund

The  following  funds  distribute   dividends  from  net  investment  income  to
shareholders quarterly and net realized gains from investment transactions, if any, are distributed at least annually:

Chicago Capital Growth Fund
M&C Growth Fund
TAMRO Large Cap Value Fund
Value Fund
Veredus Select Growth Fund
Talon Mid Cap Fund
TAMRO Small Cap Fund
Veredus Aggressive Growth
Real Estate Fund
Veredus SciTech Fund
Equity Plus Fund
Select Small Cap Fund
Chicago Capital Balanced Fund
M&C Balanced Fund

International Equity Fund distributes dividends from net investment income and net realized gains from investment transactions, if any, at least annually.

Chicago Capital Municipal Bond Fund declares dividends daily and pays net investment income monthly and net realized gains, if any, at least annually. Chicago Capital Money Market Fund declares dividends daily from its net investment income. Chicago Capital Money Market Fund and Chicago Capital Municipal Bond Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of Chicago Capital Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, M&C Balanced Fund and Chicago Capital Bond Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting for the 2002 fiscal period have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                   ACCUMULATED       ACCUMULATED
                                UNDISTRIBUTED NET    NET REALIZED     PAID IN
FUND                            INVESTMENT INCOME     GAIN/LOSS       CAPITAL
----                            -----------------    ------------     -------
Chicago Capital Growth Fund....  $1,153,976          $(38,081,173)  $36,927,197
TAMRO Large Cap Value Fund.....        (308)                  308           --
Value Fund.....................    (198,574)                6,673       191,901
Veredus Select Growth Fund.....       7,494                    --        (7,494)
Talon Mid Cap Fund.............     375,805                   393      (376,198)
TAMRO Small Cap Fund...........      68,526              (275,078)      206,552
Veredus Aggressive Growth Fund.   4,196,408                    --    (4,196,408)
Real Estate Fund...............    (114,679)              114,679            --
Veredus SciTech Fund...........      38,027                    --       (38,027)
Equity Plus Fund...............          --                 1,023        (1,023)
Select Small Cap Fund..........      37,338               818,104      (855,442)
Chicago Capital Balanced Fund..     251,493              (251,493)           --
M&C Balanced Fund..............     283,606              (283,606)           --
International Equity Fund......     201,873            (5,029,231)    4,827,358
Chicago Capital Bond Fund......     455,869              (455,869)           --
Investment Grade Bond Fund.....     162,362              (162,362)           --

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                           DISTRIBUTIONS PAID IN 2002                      DISTRIBUTIONS PAID IN 2001
                                           --------------------------                      --------------------------
                                    TAX-EXEMPT                      LONG-TERM      TAX-EXEMPT                      LONG-TERM
                                      INCOME     ORDINARY INCOME  CAPITAL GAINS      INCOME     ORDINARY INCOME  CAPITAL GAINS
                                    ----------   ---------------  -------------    ----------   ---------------  -------------
Chicago Capital Growth Fund....       $    --      $       --       $1,289,249     $      --      $        --     $ 59,851,393
M&C Growth Fund................            --       8,332,241               --            --        3,344,310      337,716,003
TAMRO Large Cap Value Fund.....            --          54,062               --            --            2,959               --
Value Fund.....................            --       1,101,116        2,051,354            --          719,971          577,247
Talon Mid Cap Fund.............            --              --          713,163            --          710,113        4,030,189
TAMRO Small Cap Fund...........            --          35,662            1,558            --            4,075               --
Veredus Aggressive Growth Fund.            --              --               --            --       24,973,864               --
Real Estate Fund...............            --         596,329          363,547            --          496,826          398,687
Veredus SciTech Fund...........            --              --               --            --           19,130               --
Equity Plus Fund (1)...........            --         742,470       10,423,095            --        1,785,310        3,522,508
Select Small Cap Fund (1)......            --              --               --            --               --               --
Chicago Capital Balanced Fund..            --       6,116,976          585,421            --        6,477,372       31,403,455
M&C Balanced Fund..............            --       5,505,477               --            --        7,072,468       11,093,512
Chicago Capital Bond Fund......            --      24,505,530               --            --       12,534,805               --
Investment Grade Bond Fund (1).            --       1,836,849               --            --        4,701,594               --
Chicago Capital
  Municipal Bond Fund..........     2,004,217              --               --       945,563               --               --
Chicago Capital
  Money Market Fund............            --       5,426,946               --            --       18,756,372               --

(1) Distributions paid in 2001 represents a time period of May 1, 2001 to April 30, 2002. For distributions paid in 2002, the amounts represents a six months period from May 1, 2002 to October 31, 2002.

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                                             UNREALIZED
                                      CAPITAL LOSS     UNDISTRIBUTED     UNDISTRIBUTED    UNDISTRIBUTED     APPRECIATION/
                                      CARRYFORWARD    ORDINARY INCOME  TAX-EXEMPT INCOME LONG-TERM GAIN    (DEPRECIATION)
                                    ---------------  ----------------  ----------------- ---------------  ----------------
Chicago Capital Growth Fund........  $ (59,844,976)   $          --       $     --         $        --      $  5,330,747
M&C Growth Fund....................   (383,694,192)       2,918,599             --                  --       (89,913,346)
TAMRO Large Cap Value Fund.........     (1,592,722)          18,029             --                  --          (372,908)
Value Fund.........................    (19,307,363)         281,335             --                  --       (12,520,187)
Veredus Select Growth Fund.........       (734,813)              --             --                  --             6,872
Talon Mid Cap Fund.................       (754,690)              --             --                  --        (8,561,673)
TAMRO Small Cap Fund...............     (1,374,288)              --             --                  --           153,130
Veredus Aggressive Growth Fund.....   (192,580,809)              --             --                  --       (16,049,687)
Real Estate Fund...................             --               --             --             898,099          (261,631)
Veredus SciTech Fund...............     (2,024,735)              --             --                  --             7,453
Equity Plus Fund...................             --          178,919             --           6,389,861        19,091,452
Select Small Cap Fund..............     (1,188,179)              --             --                  --        (1,565,542)
Chicago Capital Balanced Fund......    (14,385,392)         674,514             --                  --        16,092,483
M&C Balanced Fund..................    (34,710,686)         581,135             --                  --         2,237,412
International Equity Fund..........    (27,031,760)              --             --                  --        (3,685,116)
Chicago Capital Bond Fund..........    (10,270,033)       1,184,385             --                  --        10,380,128
Investment Grade Bond Fund.........             --          218,379             --           1,543,145         2,715,637
Chicago Capital Municipal Bond Fund        (14,321)              --        125,606                  --         2,924,914
Chicago Capital Money Market Fund..             --          308,339             --                  --                --

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2002, Chicago Capital Management, Inc. owned one share of Veredus SciTech Fund, TAMRO Large Cap Value Fund and TAMRO Small Cap Fund.

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 2002 were as follows:


                              AGGREGATE PURCHASES                PROCEEDS FROM SALES
                             ---------------------              ---------------------
                         U.S. GOVERNMENT       OTHER         U.S. GOVERNMENT         OTHER
                        -----------------     -------       ---------------         -------

Chicago Capital
  Growth Fund.......     $          --   $  353,142,531      $          --       $ 47,291,156
M&C Growth Fund.....                --    1,232,050,542                 --        769,344,174
TAMRO Large Cap
  Value Fund........                --       13,422,424                 --          7,292,888
Value Fund..........                --      168,060,534                 --        164,075,744
Veredus Select
  Growth Fund.......                --        9,796,921                 --          8,565,758
Talon Mid Cap Fund..                --       88,231,819                 --         29,696,460
TAMRO Small Cap
  Fund..............                --       46,408,539                 --         38,976,628
Veredus Aggressive
  Growth Fund.......                --      897,304,603                 --        602,738,552
Real Estate Fund....                --       10,630,637                 --          6,296,879
Veredus SciTech
  Fund..............                --       13,290,248                 --         12,714,434
Equity Plus Fund (1)                --        1,001,344                 --         40,020,644
Select Small Cap
  Fund (1)..........                --        1,546,688                 --          5,700,717
Chicago Capital
  Balanced Fund.....        72,487,319       90,820,980         79,776,515         71,150,875
M&C Balanced Fund...         9,467,382       75,412,800         36,013,587        103,137,866
International
  Equity Fund.......                --       14,949,601                 --         85,395,994
Chicago Capital
  Bond Fund.........       269,179,051      123,602,572        199,362,140        134,652,913
Investment Grade
  Bond Fund (1).....        23,803,278        7,843,918         59,685,607         32,286,150
Chicago Capital
  Municipal Bond
  Fund..............                --       30,097,981                 --         25,871,894

(1) Represents a six month period from May 1, 2002 to October 31, 2002.


NOTE (F) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various advisory agreements with the Funds, each Adviser provides the Funds with investment advisory services. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on a specified annual rate of average daily net assets. In addition, certain Funds have an expense limitation agreement with the Adviser, which capped annual total expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets, respectively.

                                                             CONTRACTUAL
                                    GROSS                EXPENSE LIMITATIONS
                                    -----                -------------------
                                ADVISORY FEES            CLASS N     CLASS I
                                -------------            -------     -------
Chicago Capital Growth Fund          0.70%                  N/A        N/A
M&C Growth Fund             0.80% on first $800,000,000
                              0.60% over $800,000,000       N/A        N/A
TAMRO Large Cap Value Fund           0.80%                 1.20%       N/A
Value Fund*                          0.80%                 0.94%       N/A
Veredus Select Growth Fund           0.80%                 1.30%       N/A
Talon Mid Cap Fund                   0.80%                 1.30%       N/A
TAMRO Small Cap Fund                 0.90%                 1.30%       N/A
Veredus Aggressive
  Growth Fund                        1.00%                 1.40%      1.15%
Real Estate Fund                     1.00%                 1.37%       N/A
Veredus SciTech Fund                 1.00%                 1.50%       N/A
Equity Plus Fund                     0.40%                  N/A       0.51%
Select Small Cap Fund                0.50%                 1.03%       N/A
Chicago Capital
  Balanced Fund                      0.70%                  N/A        N/A
M&C Balanced Fund                    0.75%                  N/A        N/A
International Equity Fund            1.00%                 1.41%       N/A
Chicago Capital Bond Fund            0.55%                 0.74%      0.49%
Investment Grade Bond Fund           0.70%                  N/A       0.64%
Chicago Capital
  Municipal Bond Fund                0.60%                  N/A        N/A
Chicago Capital
  Money Market Fund                  0.40%                  N/A        N/A

* Contractual expense limitation changed from 1.08% to 0.94% on January 1, 2002.

Effective December 31, 2001, MFS Institutional Advisors, Inc. ("MFS") has entered into an investment sub-advisory agreement with ABN AMRO Asset Management
(USA) LLC ("AAAM"), the Adviser to Value Fund. Prior to December 31, 2001, Mellon Equity Associates, LLP served as sub-adviser to Value Fund. thinkorswim Advisors, Inc. serves as sub-adviser to Equity Plus Fund and Select Small Cap Fund. Sub-advisory fees are paid monthly by the Adviser.

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Funds with various administrative services. Under terms of the Funds' administration agreement, administration and custody liaison fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets and a fixed charge that varies according to the size of the fund. The fee arrangements are as follows:

    ADMINISTRATION                             CUSTODY
         FEES               ANNUAL RATE      LIAISON FEES       ANNUAL RATE
         ----               -----------      ------------       -----------
First $2 billion              0.060%       First $100 million     $10,000
$2 billion to $12.5 billion   0.050        Next  $400 million      15,000
Over $12.5 billion            0.045        Over  $500 million      20,000

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

administrative services to the Funds. Under terms of the Funds' sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets, as follows.

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $2 billion              0.045%
$2 billion to $3 billion      0.040
$3 billion to $8 billion      0.030
$8 billion to $12 billion     0.025
Over $12 billion              0.020

Custody liaison fees are fixed at an annual rate of $10,000 per Fund.

ABN AMRO Distribution Services (USA) Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds, with the exception of Chicago Capital Money Market Fund, with respect to Class N shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I shares of Chicago Capital Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, Equity Plus Fund, Investment Grade Bond Fund, M&C Balanced Fund and Chicago Capital Bond Fund do not have distribution plans.

The Trust does not compensate its officers or affiliated Trustees. The Trust pays each unaffiliated Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

NOTE (G): CREDIT AGREEMENT. The Credit Agreement, amended December 13, 2001, provides the Trust with a revolving credit facility up to $50 million utilizing J.P. Morgan Chase & Co. The facility is shared by the Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual commitment fee is 0.18% of the unused portion of the facility and the interest rate is equivalent to the Federal Funds Rate plus 0.45%. Borrowings must be repaid within 30 days. At October 31, 2002, there were no borrowings outstanding against the line of credit. During the fiscal year, International Equity Fund borrowed an average amount of $4,928,511 over fourteen days. The average interest rate charged for this period was 2.03% and this Fund had a total of $3,899 of interest expense paid for using this line of credit.

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

 SHAREHOLDER  VOTING  RESULTS  (UNAUDITED):

(1) On December 21, 2001, a Special Meeting of the Shareholders of Value Fund approved the new sub-investment advisory agreement between the Trust and MFS. Below are the voiting results of the agreement:

        VOTED FOR:              VOTED AGAINST:          ABSTAINED:
        ----------              --------------         -----------
      11,195,821.434               105.000              9,092.194

(2) On September 12, 2002, a Special Meeting of the Shareholders of ABN AMRO Growth Fund approved an Agreement and Plan of reorganization to transfer all assets and liabilities of ABN AMRO Growth Fund to Chicago Capital Growth Fund shares. Below are the voting results of the agreement:

        VOTED FOR:              VOTED AGAINST:          ABSTAINED:
        ----------              --------------         -----------
       1,556,846.282             1,614.029                666.980

(3) On September 12, 2002, a Special Meeting of the Shareholders of ABN AMRO Small Cap Fund approved an Agreement and Plan of Reorganization to transfer all assets and liabilities of ABN AMRO Small Cap Fund to TAMRO Small Cap Fund shares. Below are the voting results of the agreement:

        VOTED FOR:              VOTED AGAINST:          ABSTAINED:
        ----------              --------------         -----------
         708,277.698               532.943              1,052.158

TAX INFORMATION (UNAUDITED): In accordance with Federal tax law, the following ABN AMRO Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2002.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corportions:

NAME OF FUND                            PERCENTAGE
------------                            ----------
Montag & Caldwell Growth Fund.......      100.00%
TAMRO Large Cap Value Fund..........      100.00%
Value Fund..........................      100.00%
TAMRO Small Cap Fund................       23.58%
Real Estate Fund....................      100.00%
Equity Plus Fund....................       97.01%
Chicago Capital Balanced Fund.......       26.25%
Montag & Calwell Balanced Fund......       38.70%
Investment Grade Bond Fund..........        0.84%

For the year ended October 31, 2002, 100.00% of the income distributions made by Chicago Capital Municipal Bond Fund were exempt from federal income taxes.

Shareholders should not use the above information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to
you   separately   in   January   2003.

          ABN AMRO FUNDS
------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of ABN AMRO Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the Chicago Capital Growth Fund, Montag & Caldwell Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, Talon Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, Veredus SciTech Fund, Equity Plus Fund, Select Small Cap Fund, Chicago Capital Balanced Fund, Montag and Caldwell Balanced Fund, International Equity Fund, Chicago Capital Bond Fund, Investment Grade Bond Fund, Chicago Capital Municipal Bond Fund, and Chicago Capital Money Market Fund (the "Funds")(nineteen of the Funds constituting the ABN AMRO Funds (the "Trust")), as of October 31, 2002 and the related statement of operations and the statement of changes in net assets and financial highlights for the periods indicated therein except as indicated below. These financial statements and financial  highlights  are the  responsibility  of the Trust's  management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Chicago Capital Growth Fund, Montag & Caldwell Growth Fund, Talon Mid Cap Fund, Veredus Aggressive Growth Fund, Veredus SciTech Fund, Chicago Capital Balanced Fund, Montag and Caldwell Balanced Fund, Chicago Capital Bond Fund, Chicago Capital Municipal Bond Fund, and Chicago Capital Money Market Fund for the year ended October 31, 2000, and the financial highlights for each of the three years in the period then ended, were audited by other auditors whose report dated December 18, 2000 expressed an unqualified opinion on those financial statements and financial highlights. In addition, the statement of changes in net assets of the Equity Plus Fund, Select Small Cap Fund and Investment Grade Bond Fund for the years ended April 30, 2002 and 2001, and the financial highlights for each of the indicated years in the period ended April 30, 2002 were audited by other auditors whose report dated May 31, 2002 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds at October 31, 2002, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.


                                                           /S/ ERNST & YOUNG LLP


Chicago, Illinois
December 18, 2002

          ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2002
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function. The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request.

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE1 AND                                      FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST      TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------      -----------       -----------------------       -------------         -------------------

DISINTERESTED TRUSTEES
----------------------

Leonard F. Amari                    9 years    Partner at the law offices of Amari &   27       President and Trustee, Lawyers
c/o 161 North Clark Street                     Locallo, a practice with exclusive               Trust Fund of Illinois; Board
Chicago, IL 60601                              concentration in real estate taxation            Member, United Community Bank
Age: 60                                        and related areas, since 1987; Special           of Lisle.
Trustee                                        Assistant Attorney General since 1986;
                                               Adjunct Faculty, Oakton Community
                                               College since 1995.

Arnold F. Brookstone(2)(3)          1 year     Retired. Executive Vice President,      27       None.
c/o 161 North Clark Street                     Chief Financial Officer and Planning
Chicago, IL 60601                              Officer of Stone Container
Age: 72                                        Corporation (pulp and paper
Trustee                                        business), 1991-1996.

Robert Feitler(2)                   1 year     Retired. Former President and Chief     27       Chairman of Executive Committee,
c/o 161 North Clark Street                     Operating Officer, Weyco Group, Inc.,            Board of Directors, Weyco Group,
Chicago, IL 60601                              1968-1996.                                       Inc. (men's footwear);
Age: 71                                                                                         Director, Strattec Security
Trustee                                                                                         Corporation (automobile parts).

Robert A. Kushner                   3 years    Retired. Vice President, Secretary      27       None.
c/o 161 North Clark Street                     and General Counsel at Cyclops
Chicago, IL 60601                              Industries, Inc., 1976-1992.
Age: 66
Trustee

Gregory T. Mutz                     9 years    President and CEO of UICI (NYSE:UCI)    27       Chairman of the Board of AMLI
c/o 161 North Clark Street                     (an insurance holding company) since 1999;       Residential Properties Trust
Chicago, IL 60601                              formerly, CEO of AMLI Residential                (NYSE:AML) (a Multifamily REIT),
Age: 56                                        Properties Trust (NYSE:AML), 1981-1998.          a successor company to AMLI
Trustee                                                                                         Realty Co.

Robert B. Scherer                   3 years    President of The Rockridge Group, Ltd., 27       Director, Title Reinsurance
c/o 161 North Clark Street                     (title insurance industry consulting             Company (insurance for title
Chicago, IL 60601                              services) since 1994.                            agents).
Age: 61
Trustee

Nathan Shapiro                      9 years    President of SF Investments, Inc.       27       Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                     (broker/dealer and investment banking            (property and casualty insurance
Chicago, IL 60601                              firm) since 1971; President of SLD Corp.         firm); Director, DVI, Inc.
Age: 66                                        (management consultants) since 1977.             (financial firm).
Trustee

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2002
ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE1 AND                                      FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST      TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------      -----------       -----------------------       -------------         -------------------

Denis Springer                      3 years    Retired. Senior Vice President and      27                    None.
c/o 161 North Clark Street                     Chief Financial Officer of Burlington
Chicago, IL 60601                              Northern Santa Fe Corp. (railroad),
Age: 56                                        1995-1999
Trustee

INTERESTED TRUSTEES(4)
----------------------
Stuart D. Bilton, CFA               9 years    President and Chief Executive Officer   27       Director, Baldwin & Lyons, Inc.;
c/o 161 North Clark Street                     of ABN AMRO Asset Management                     The UICI Companies;
Chicago, IL 60601                              Holdings, Inc. since 2001; President of          Veredus Asset Management LLC;
Age: 56                                        Alleghany Asset Management, Inc. from            TAMRO Capital Partners LLC.
Chairman, Board of Trustees                    1996-2001 (purchased by ABN AMRO
(Chief Executive Officer)                      in February 2001).

James Wynsma(2)                     1 year     Retired. Chairman of ABN AMRO Asset     27                    None
c/o 161 North Clark Street                     Management (USA) LLC, January
Chicago, IL 60601                              2000 to February 2001; President &
Age: 66                                        CEO, May 1999 to December 1999.
Trustee                                        Vice Chairman of LaSalle Bank N.A.
                                               and head of its Trust and Asset
                                               Management department, 1992-2000.

OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------
Kenneth C. Anderson                 9 years    President of ABN AMRO Investment        N/A                   N/A
c/o 161 North Clark Street                     Fund Services, Inc. (formerly known as
Chicago, IL 60601                              Alleghany Investment Services, Inc.)
Age: 38                                        since 1993; Executive Vice President of
President (Chief Operating Officer)            ABN AMRO Asset Management (USA)
                                               LLC since 2001; Director, ABN AMRO
                                               Trust Services Company since 2001;
                                               Director, Veredus Asset Management
                                               LLC and TAMRO Capital Partners LLC
                                               since 2001; officer of the Trust since
                                               1993; CPA.

Gerald F. Dillenburg                6 years    Senior Managing Director ("SMD") of     N/A                   N/A
c/o 161 North Clark Street                     ABN AMRO Investment Fund Services,
Chicago, IL 60601                              Inc. (formerly known as Alleghany
Age: 35                                        Investment Services, Inc.) since 1996;
Senior Vice President, Secretary               SMD of ABN AMRO Asset Management
and Treasurer (Chief Financial                 Holdings, Inc., ABN AMRO Asset
Officer and Compliance Officer)                Management (USA) LLC and Chicago
                                               Capital Management, Inc. since 2001;
                                               operations manager and compliance
                                               officer of all mutual funds since
                                               1996; CPA.

Debra Bunde Reams                   3 years    Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc., since 1996; Chartered
Chicago, IL 60601                              Financial Analyst.
Age: 39
Vice President

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2002
ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE1 AND                                      FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST      TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------      -----------       -----------------------       -------------         -------------------
William Long                       10 months   Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc. since 2000; former Vice
Chicago, IL 60601                              President and Director of Sales for
Age: 41                                        First Capital Group, First Union
Vice President                                 National Bank, 1996-2000.

-------------------------------------------------------------------
1   Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders,
    (ii) resignation,  death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of  Trustees,  (ii)  resignation,  death or  incapacity,  (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2   This person is a former Trustee of ABN AMRO Funds, a  Massachusetts  business trust,  which was  reorganized  into the Alleghany
    Funds, a Delaware  business trust in September 2001.  Pursuant to this  reorganization,  the Alleghany Funds changed its name to
    "ABN AMRO Funds."
3   Mr. Brookstone retired as Trustee of ABN AMRO Funds effective November 1, 2002.
4   "Interested  person" of the Trust as defined in the 1940 Act. Mr.  Bilton is considered an  "interested  person"  because of his affiliations with ABN AMRO Asset Management (USA) LLC and related entities,  which act as the Funds'  investment  advisers.  Mr.
    Wynsma is considered an "interested person" because of his prior positions with ABN AMRO Asset Management (USA) LLC.

                    This page intentionally left blank.

ABN AMRO Funds

  TRUSTEES

  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Arnold F. Brookstone*
  Robert Feitler*
  Robert A. Kushner*
  Gregory T. Mutz*
  Robert B. Scherer*
  Nathan Shapiro*
  Denis Springer*
  James Wynsma

  *UNAFFILIATED TRUSTEE


  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  Chicago Capital Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205




  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940


  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406



  OFFICERS

  Kenneth C. Anderson, President
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer
  William Long, Vice President
  Debra Bunde Reams, Vice President
  Michael A. Cozzi, Assistant Treasurer
  Laura M. Hlade, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary


  CUSTODIAN

  J.P. Morgan Chase
  3 Chase MetroTech Center, 8th Floor
  Brooklyn, NY 11245


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601


  INDEPENDENT AUDITORS

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

Guide to Shareholder Benefits

We're delighted to offer all ABN AMRO Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. - 7 p.m. ET.

THE EASY WAY TO GROW YOUR
ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN1

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your ABN AMRO Funds account. The service is free, and the minimum initial investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for N class shares of ABN AMRO Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in ABN AMRO/
Chicago Capital Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR
WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week.



1Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.



     www.abnamrofunds.com


Our Shareholder Services Line
Is at Your Service 24 Hours a Day

  800 992-8151

Investor Services Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

ABAN-02-1